UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund:	BlackRock Funds V
BlackRock Sustainable Emerging Markets Bond Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds IV

•	BlackRock Systematic Multi-Strategy Fund

BlackRock Funds V

•	BlackRock Sustainable Emerging Markets Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%
U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)
International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)
Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Investment Objective

BlackRock Systematic Multi-Strategy Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund outperformed the Bloomberg U.S. Aggregate Bond Index benchmark. For the same period, the Fund underperformed the ICE BofA 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The defensive equity long/short strategy was the most significant contributor to the Fund’s relative performance, delivering gains for the period. The strategy’s ability to generate defensive alpha, or positive returns in falling equity markets, drove its outperformance. This was especially true during January, April, June, and September 2022, as the strategy generated positive returns in four of the 10 worst selloffs in the equity market since the Fund’s inception. Performance contributions were well diversified across both the long and short investments. Security selection in energy, consumer discretionary, information technology, and financials stocks led gains, as increased market volatility and dispersion created greater opportunities to generate alpha.

Conversely, the most significant detractor from the Fund’s relative performance was the directional asset allocation ("DAA") strategy. The macro strategy also detracted. The DAA strategy seeks to balance credit and rate risk to provide better risk-adjusted returns, but it was challenged, as expected, given the market environment as spreads widened and rate-sensitive investments sold off throughout the year. In the first quarter of 2022, the macro strategy detracted due to its long positioning in Europe, where rates moved higher given elevated geopolitical risk following the Russian invasion of Ukraine. However, both strategies delivered strong positive performance during the fourth quarter of 2022.

Describe recent portfolio activity.

The Fund continued to apply its systematic investment approach, which combines asset allocation, defensive equity long/short alpha, and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

During the first quarter of 2022, the Fund reduced positions in riskier assets across dividend equity and high yield exposures, reflecting the Fund’s regime indicator having shifted from an expansionary regime to pre-recession risk late in 2021. It also cut duration exposure due to high inflation uncertainty and the shift toward more aggressive policy from the Fed. The Fund maintained this positioning throughout the second quarter of 2022, positioning the DAA portion of the portfolio for less exposure to both rising rates and negative sentiment in risk assets, which proved prudent. The Fund steadily increased investment-grade credit exposure since the second quarter of 2022, and it remained positioned that way entering 2023.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team to obtain exposure to and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. Standalone performance impact from derivatives used to manage risk can be taken out of context and may not necessarily portray the total performance impact of the affected position. The use of U.S. Treasury futures, currency forwards, options and swaps had a positive impact on performance for the period. The Fund continued to use leveraged strategies, which involve holding cash in order to back investments in to-be-announced mortgage derivative securities. Despite having a reported cash position exceeding 5%, the Fund’s investable cash position is negative due to unsettled forward transactions on derivatives.

Describe portfolio positioning at period end.

The Fund ended the period with positioning that continued to provide a differentiated and defensive return stream against historical drawdowns and volatility, highlighting its ability to be an alternative source of diversification in portfolios. This environment of elevated volatility and uncertainty led to heightened equity market dispersion, conditions in which the defensive equity strategy tends to outperform and provide more reliable and consistent alpha and ballast against downturns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2022 (continued)	BlackRock Systematic Multi-Strategy Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on May 19, 2015.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

(b)

The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	An unmanaged index that measures returns of 3-month Treasury Bills.

(d)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		Since Inception(c)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(2.95)%	N/A	3.34%	N/A	3.74%	N/A
Investor A	(3.23)	(7.10)%	3.07	2.23%	3.49	2.93%
Investor C	(3.96)	(4.88)	2.32	2.32	2.71	2.71
Class K	(2.93)	N/A	3.37	N/A	3.76	N/A
ICE BofA 3-Month U.S. Treasury Bill Index	1.47	N/A	1.27	N/A	0.99	N/A
Bloomberg U.S. Aggregate Bond Index	(13.01)	N/A	0.02	N/A	0.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock FundsSM, through the Board Reorganization. The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	The Fund commenced operations on May 19, 2015.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,005.20	$4.65		$1,000.00	$1,020.57	$4.69		0.92%
Investor A	1,000.00	1,003.30	6.01		1,000.00	1,019.21	6.06		1.19
Investor C	1,000.00	1,000.10	9.48		1,000.00	1,015.73	9.55		1.88
Class K	1,000.00	1,005.30	4.04		1,000.00	1,021.17	4.08		0.80

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2022 (continued)	BlackRock Systematic Multi-Strategy Fund

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Net Assets
Corporate Bonds	43.9%
U.S. Government Sponsored Agency Securities	39.7
Non-Agency Mortgage-Backed Securities	14.8
U.S. Treasury Obligations	12.3
Money Market Funds	4.0
Common Stocks	2.2
Asset-Backed Securities	1.5
Capital Trust	— (b)
TBA Sale Commitments	(5.7)
Liabilities in Excess of Other Assets	(12.7)

INDUSTRY ALLOCATION

	Percent of Total Investments(c)
Industry	Long	Short	Total
Financials	10.0%	2.4%	12.4%
Consumer Discretionary	6.5	4.1	10.6
Energy	5.9	2.2	8.1
Industrials	4.8	3.0	7.8
Health Care	5.1	1.8	6.9
Information Technology	3.8	2.8	6.6
Consumer Staples	3.4	1.6	5.0
Materials	2.4	2.5	4.9
Communication Services	2.8	1.6	4.4
Utilities	2.0	1.6	3.6
Real Estate	1.9	1.4	3.3
Other(d)	26.4	—	26.4
	75.0%	25.0%	100.0%

(a)	Excludes underlying investment in total return swaps.

(b)	Rounds to less than 0.1%.

(c)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.

(d)	Consist of Asset-Backed Securities (0.7%), Non-Agency Mortgaged-Backed Securities (7.0%) and U.S. Government Sponsored Agency Obligations (18.7%).

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Fund Summary as of December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund

Investment Objective

BlackRock Sustainable Emerging Markets Bond Fund’s (the “Fund”) investment objective is to seek total return, while seeking to maintain certain environmental, governance and social (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund outperformed both its primary benchmark, the J.P. Morgan EMBI Global Diversified Index and its secondary benchmark, the J.P. Morgan ESG Emerging Markets Bond Index Global Diversified Index.

What factors influenced performance?

Emerging-market bonds posted negative returns in 2022. A wide range of adverse developments weighed on performance, including Russia’s invasion of Ukraine and prolonged COVID-19 lockdowns in China. In addition, rising inflation prompted global central banks to raise interest rates aggressively, weighing on returns across the world fixed-income markets.

The Fund, while losing ground in absolute terms, outpaced the index. The Fund’s duration was lower than that of the benchmark, which was a key contributor to performance at a time of rising rates. (Duration is a measure of interest-rate sensitivity.) The investment adviser achieved this positioning largely through short positions in U.S. Treasury and German bund futures. (The value of a short position rises when the price of the underlying security falls.) Underweights in Russia and Belarus also contributed positively.

An overweight in Ukraine was the largest detractor, but the impact was fully offset by the underweights in Russia and Belarus, together with a short position in the Russian ruble. Overweights in high-yielding countries, such as Ghana, Egypt and Argentina, also detracted amid the broader “risk-off” move across the financial markets. An underweight in Turkey, where bonds benefited from local central-bank purchases despite elevated inflationary pressures in the country, was an additional detractor of note.

The Fund used derivatives to manage risk and/or take outright views on interest rates, credit risk and/or the foreign exchange markets. The use of derivatives was a net positive, primarily as a result of the Fund’s short duration strategies and out-of-benchmark positions in emerging market currencies. The fund maintained elevated level of cash in the first half of the year in view of broad market risk-off sentiment caused by heightened inflationary pressure, hawkish central banks’ actions, fears of recession, and idiosyncratic events including the Russian invasion of Ukraine. The fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

At the start of the year, the investment adviser raised cash by selling holdings in the Dominican Republic and Oman. It participated in the primary issuance market in February 2022, and in March it reduced the extent of the Fund’s underweights in investment-grade sovereigns such as Panama, Romania and Peru.

In the second quarter of 2022, the investment adviser reduced overweights in high-yielding countries such as Egypt and Ghana. It increased the extent of the underweight in Turkey, as the country’s crisis appeared to be reaching its later stages. In addition, it closed all remaining holdings in Russia. Later in the first half of 2022, it reduced the short position in U.S. Treasury futures given the increasing concerns about the potential for slowing global growth.

During the third quarter of 2022, the investment adviser continued to reduce the Fund’s allocations to high-yielding countries—including Morocco, Oman and Sri Lanka—on the belief that these markets had above-average vulnerability to declining global growth.

Late in the year, the investment adviser lowered the Fund’s weightings in countries expected to issue new debt in the primary market in early 2023. These included South Africa, Mexico, Oman and the Dominican Republic. It moved the majority of the proceeds from these sales into cash. It also added to the Fund’s short position in the United States in December 2022 on expectations that China’s reopening could cause inflation to remain high.

Describe portfolio positioning at period end.

Oman, Colombia and Panama were the Fund’s largest overweights, while Turkey, Malaysia and China were its most significant underweights. The Fund closed the year with an above-average cash position, reflecting the adviser’s effort to reduce risk near year-end.

The Fund’s beta (risk profile) and duration were both lower than the benchmark as of December 31, 2022.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2022 (continued)	BlackRock Sustainable Emerging Markets Bond Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on July 27, 2017.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.

(b)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that are predominantly denominated in U.S. dollars and derivatives with similar economic characteristics. The Fund’s total returns for the period beginning on the date of the Reorganization (as defined below) and ended on October 14, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name "BlackRock Emerging Markets Bond Fund." On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging market sovereign and quasi-sovereign entities.

(d)

An index that tracks liquid, U.S. dollar emerging market fixed and floating-rate debt instruments issued by sovereign and quasi-sovereign entities. The index applies an ESG scoring and screening methodology to tilt toward issuers ranked higher on ESG criteria and green bond issues, and to underweight and remove issuers that rank lower. The index is based on the established flagship J.P. Morgan EMBI Global Diversified Index.

Performance

			Average Annual Total Returns(a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	1 Year	5 Years	Since Inception (c)
Institutional	6.75%	4.56%	(17.47)%	(1.41)%	(1.02)%
Class K	6.84	5.00	(17.39)	(1.32)	(0.94)
J.P. Morgan EMBI Global Diversified Index	—	—	(17.78)	(1.31)	(0.68)
J.P. Morgan ESG EMBI Global Diversified Index	—	—	(18.92)	(1.35)	(0.65)

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

The Fund’s total returns for the period beginning on the date of the Reorganization and ending on October 14, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name "BlackRock Emerging Markets Bond Fund." On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Funds II, through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on July 27, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,031.70	$3.48		$1,000.00	$1,021.78	$3.47		0.68%
Class K	1,000.00	1,032.10	3.02		1,000.00	1,022.23	3.01		0.59

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of December 31, 2022 (continued)	BlackRock Sustainable Emerging Markets Bond Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments
Foreign Agency Obligations	95.3%
Corporate Bonds	4.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments
AA/Aa	5.9%
A	10.3
BBB/Baa	35.4
BB/Ba	24.2
B	14.3
CCC/Caa	6.9
CC	2.3
C	0.7

(a)	Excludes short-term securities.

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	9

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Systematic Multi-Strategy Fund’s Class K Shares performance shown prior to the Class K Shares inception date of September 29, 2020 is that of Institutional Shares. The performance of BlackRock Systematic Multi-Strategy Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Systematic Multi-Strategy Fund would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the "Manager"), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	11

Schedule of Investments December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 04/15/27(a)	$3,814	$3,764,646
Avant Loans Funding Trust, Series 2021-REV1, Class C, 2.30%, 07/15/30(a)	2,220	1,994,886
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	871	793,084
Conn’s Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/26(a)	23,686	23,644,050
Drive Auto Receivables Trust
Series 2019-1, Class D, 4.09%, 06/15/26	5,557	5,543,886
Series 2021-2, Class D, 1.39%, 03/15/29	19,970	18,401,047
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	7,629	7,291,190
Series 2021-3, Class B, 0.76%, 02/26/29	14,973	14,112,310
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	500	446,191
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class B, 5.28%, 05/15/32(a)	17,722	17,301,026
Santander Bank NA - SBCLN, Series 2021-1A, Class B, 1.83%, 12/15/31(a)	4,417	4,248,114
Santander Drive Auto Receivables Trust,
Series 2019-1, Class D, 3.65%, 04/15/25	533	531,848
Upstart Securitization Trust(a)
Series 2021-1, Class A, 0.87%, 03/20/31	210	209,431
Series 2021-2, Class A, 0.91%, 06/20/31	6,465	6,354,465
Series 2021-3, Class A, 0.83%, 07/20/31	3,801	3,721,970
Series 2021-4, Class A, 0.84%, 09/20/31	7,076	6,849,930
Series 2021-4, Class A, 5.98%, 08/20/32	15,919	15,610,989
Series 2021-5, Class A, 1.31%, 11/20/31	5,486	5,251,424
Westlake Automobile Receivables Trust,
Series 2022-1A, Class B, 2.75%, 03/15/27(a)	8,580	8,265,530

Total Asset-Backed Securities — 1.5% (Cost: $148,283,400)		144,336,017

	Shares

Common Stocks

Aerospace & Defense — 0.1%
Huntington Ingalls Industries, Inc.	17,476	4,031,364
Lockheed Martin Corp.	8,510	4,140,030

		8,171,394

Banks — 0.1%
Credicorp Ltd	6,584	893,185
Cullen/Frost Bankers, Inc.	29,784	3,982,121
Prosperity Bancshares, Inc.	57,442	4,174,885
United Bankshares, Inc.	9,412	381,092

		9,431,283

Biotechnology — 0.1%
AbbVie, Inc.	25,160	4,066,108
Amgen, Inc.	14,540	3,818,786
Gilead Sciences, Inc.	46,830	4,020,355

		11,905,249

Communications Equipment — 0.0%
Cisco Systems, Inc.	84,774	4,038,633

Security	Shares	Value

Construction & Engineering — 0.0%
MDU Resources Group, Inc.	34,545	$1,048,095

Containers & Packaging — 0.1%
Amcor PLC	328,909	3,917,306
Sonoco Products Co.	2,665	161,792

		4,079,098

Distributors — 0.0%
Genuine Parts Co.	22,551	3,912,824

Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc.	111,661	4,399,443

Electric Utilities — 0.2%
Alliant Energy Corp.	11,981	661,471
American Electric Power Co., Inc.	13,479	1,279,831
Avangrid, Inc.	80,947	3,479,102
Duke Energy Corp.	40,982	4,220,736
Evergy, Inc.	32,410	2,039,561
IDACORP, Inc.	28,673	3,092,383
OGE Energy Corp.	13,579	537,050
Pinnacle West Capital Corp.	3,070	233,443
Southern Co.	60,151	4,295,383

		19,838,960

Equity Real Estate Investment Trusts (REITs) — 0.1%
National Retail Properties, Inc.	89,703	4,104,809
Physicians Realty Trust	152,166	2,201,842

		6,306,651

Food Products — 0.4%
Cal-Maine Foods, Inc.	20,858	1,135,718
Campbell Soup Co.	77,735	4,411,461
Conagra Brands, Inc.	109,669	4,244,190
Flowers Foods, Inc.	142,828	4,104,877
General Mills, Inc.	48,245	4,045,343
Hormel Foods Corp.	87,941	4,005,713
J M Smucker Co.	26,826	4,250,848
Kellogg Co.	56,372	4,015,941
Kraft Heinz Co.	104,494	4,253,951

		34,468,042

Gas Utilities — 0.0%
New Jersey Resources Corp.	1,182	58,651
ONE Gas, Inc.	3,815	288,872
Southwest Gas Holdings, Inc.	5,827	360,575
Spire, Inc.	503	34,636

		742,734

Health Care Equipment & Supplies — 0.0%
Medtronic PLC	14,172	1,101,448

Health Care Providers & Services — 0.1%
CVS Health Corp.	40,707	3,793,485
Premier, Inc., Class A	124,521	4,355,745
Quest Diagnostics, Inc.	20,318	3,178,548

		11,327,778

Household Products — 0.1%
Colgate-Palmolive Co.	53,350	4,203,447
Kimberly-Clark Corp.	21,227	2,881,565

		7,085,012

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	126,020	3,470,591

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 0.3%
Aflac, Inc.	57,943	$4,168,419
Allstate Corp.	30,697	4,162,513
Cincinnati Financial Corp.	4,920	503,759
Everest Re Group Ltd.	5,472	1,812,710
Hanover Insurance Group, Inc.	28,663	3,873,231
Hartford Financial Services Group, Inc.	19,560	1,483,235
Old Republic International Corp.	172,422	4,163,991
Travelers Cos., Inc.	21,852	4,097,032
Unum Group	18,245	748,592

		25,013,482

IT Services — 0.0%
International Business Machines Corp.	27,926	3,934,494

Metals & Mining — 0.0%
Newmont Corp.	41,969	1,980,937

Multi-Utilities — 0.2%
CMS Energy Corp.	25,206	1,596,296
Consolidated Edison, Inc.	42,221	4,024,083
Dominion Energy, Inc.	39,521	2,423,428
DTE Energy Co.	9,780	1,149,443
NorthWestern Corp.	67,714	4,018,149
WEC Energy Group, Inc.	42,684	4,002,052

		17,213,451

Oil, Gas & Consumable Fuels — 0.1%
Kinder Morgan, Inc.	119,780	2,165,623
Williams Cos., Inc.	68,529	2,254,604

		4,420,227

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co.	51,541	3,708,375
Johnson & Johnson	23,391	4,132,020
Merck & Co., Inc.	37,815	4,195,574
Pfizer, Inc.	82,863	4,245,900

		16,281,869

Road & Rail — 0.0%
Union Pacific Corp.	3,867	800,740

Trading Companies & Distributors — 0.0%
MSC Industrial Direct Co., Inc., Class A	49,213	4,020,702

Total Common Stocks — 2.2% (Cost: $183,455,454)		204,993,137

	Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 2.40%, 03/01/31	$430	339,404

Aerospace & Defense — 0.7%
3M Co.
2.25%, 03/15/23	425	422,644
2.65%, 04/15/25	680	649,642
Boeing Co.
1.17%, 02/04/23	1,205	1,200,371
1.43%, 02/04/24	2,579	2,471,474
2.20%, 02/04/26	2,000	1,817,125
Bombardier, Inc.(a)
7.13%, 06/15/26	1,065	1,033,278
7.88%, 04/15/27	425	412,240

Security	Par (000)	Value

Aerospace & Defense (continued)
Bombardier, Inc.(a) (continued)
6.00%, 02/15/28	$1,010	$933,967
Carlisle Cos., Inc., 2.75%, 03/01/30	7,537	6,271,474
General Dynamics Corp.
3.25%, 04/01/25	350	339,134
3.50%, 04/01/27	12,000	11,464,721
3.75%, 05/15/28	2,980	2,832,585
Howmet Aerospace, Inc.
5.90%, 02/01/27	3,580	3,559,880
5.95%, 02/01/37	500	485,374
Lockheed Martin Corp.
5.10%, 11/15/27	3,540	3,618,012
1.85%, 06/15/30	70	57,489
3.90%, 06/15/32	6,455	6,082,511
5.25%, 01/15/33	14,230	14,671,491
Moog, Inc., 4.25%, 12/15/27(a)	400	370,000
Raytheon Technologies Corp.
3.15%, 12/15/24	1,153	1,110,168
3.95%, 08/16/25	130	127,002
Rolls-Royce PLC, 5.75%, 10/15/27(a)	1,305	1,243,013
Teledyne Technologies, Inc., 2.75%, 04/01/31	3,000	2,453,103
Trane Technologies Luxembourg Finance SA, 3.50%, 03/21/26	1,555	1,466,915
TransDigm, Inc.
8.00%, 12/15/25(a)	115	116,701
6.25%, 03/15/26(a)	2,000	1,972,380
6.38%, 06/15/26	100	97,296
7.50%, 03/15/27	50	49,470

		67,329,460

Air Freight & Logistics — 0.0%
Cargo Aircraft Management, Inc., 4.75%, 02/01/28(a)	390	353,968

Airlines — 0.3%
Air Canada, 3.88%, 08/15/26(a)	1,365	1,209,025
American Airlines Group, Inc., 3.75%, 03/01/25(a)	1,455	1,232,382
American Airlines, Inc., 11.75%, 07/15/25(a)	2,910	3,121,264
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
5.50%, 04/20/26	625	601,029
5.75%, 04/20/29	4,550	4,158,499
Delta Air Lines, Inc., 7.38%, 01/15/26	3,125	3,192,938
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(a)	1,069	1,062,835
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(a)	543	544,748
United Airlines Holdings, Inc., 4.88%, 01/15/25	525	501,375
United Airlines, Inc.(a)
4.38%, 04/15/26	1,040	964,003
4.63%, 04/15/29	10,125	8,815,794

		25,403,892

Auto Components — 0.1%
Adient Global Holdings Ltd., 4.88%, 08/15/26(a)	2,000	1,861,960
IHO Verwaltungs GmbH, (6.38% Cash or 7.13% PIK), 6.38%, 05/15/29(a)	2,000	1,690,050
Lear Corp., 3.80%, 09/15/27	1,964	1,822,964
Titan International, Inc., 7.00%, 04/30/28	4,205	3,970,031

		9,345,005

Automobiles — 1.4%
Allison Transmission, Inc., 3.75%, 01/30/31(a)	3,000	2,467,500

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
American Honda Finance Corp.
2.15%, 09/10/24	$2,480	$2,366,097
1.20%, 07/08/25	1,395	1,275,096
1.30%, 09/09/26	1,960	1,729,467
Asbury Automotive Group, Inc.
4.50%, 03/01/28	1,600	1,408,640
4.63%, 11/15/29(a)	955	804,721
4.75%, 03/01/30	2,745	2,295,785
5.00%, 02/15/32(a)	790	649,933
Cummins, Inc., 0.75%, 09/01/25	4,550	4,102,350
Ford Motor Co.
4.35%, 12/08/26	200	189,668
9.63%, 04/22/30	240	271,495
3.25%, 02/12/32	1,700	1,274,901
4.75%, 01/15/43	150	107,669
5.29%, 12/08/46	950	723,914
Ford Motor Credit Co. LLC
5.58%, 03/18/24	400	394,740
2.30%, 02/10/25	8,000	7,303,040
5.13%, 06/16/25	2,350	2,259,153
4.13%, 08/04/25	1,000	935,990
3.38%, 11/13/25	1,230	1,111,936
4.39%, 01/08/26	1,650	1,536,909
4.13%, 08/17/27	2,000	1,790,000
2.90%, 02/10/29	7,800	6,230,328
4.00%, 11/13/30	1,320	1,083,509
General Motors Co., 6.13%, 10/01/25	600	610,626
General Motors Financial Co., Inc.
4.15%, 06/19/23	195	193,956
5.10%, 01/17/24	375	373,518
1.05%, 03/08/24	1,980	1,880,214
1.20%, 10/15/24	1,150	1,064,632
4.00%, 01/15/25	1,000	970,293
3.80%, 04/07/25	1,575	1,520,339
4.35%, 04/09/25	11,080	10,778,912
2.35%, 02/26/27	14,390	12,566,999
Group 1 Automotive, Inc., 4.00%, 08/15/28(a)	3,366	2,849,084
Honda Motor Co. Ltd.
2.27%, 03/10/25	5,440	5,147,715
2.53%, 03/10/27	4,480	4,093,008
Jaguar Land Rover Automotive PLC(a)
7.75%, 10/15/25	1,250	1,150,000
4.50%, 10/01/27	400	304,722
5.88%, 01/15/28	4,348	3,306,433
5.50%, 07/15/29	5,400	3,824,313
PACCAR Financial Corp., 1.90%, 02/07/23	325	324,050
Sonic Automotive, Inc.(a)
4.63%, 11/15/29	263	210,586
4.88%, 11/15/31	208	163,526
Toyota Motor Credit Corp.
3.95%, 06/30/25	17,055	16,696,132
3.65%, 08/18/25	7,215	7,010,263
5.40%, 11/10/25	3,305	3,355,833
1.13%, 06/18/26	9,440	8,339,871

		129,047,866

Banks — 3.1%
Bank of Montreal
1.85%, 05/01/25	1,220	1,139,608
3.70%, 06/07/25	13,441	13,042,551

Security	Par (000)	Value

Banks (continued)
Bank of Montreal (continued)
1.25%, 09/15/26	$2,260	$1,974,708
Series H, 4.25%, 09/14/24	15,235	15,032,049
Canadian Imperial Bank of Commerce
3.30%, 04/07/25	7,045	6,760,316
3.95%, 08/04/25	10,020	9,786,294
0.95%, 10/23/25	1,870	1,680,427
Cooperatieve Rabobank UA, 1.38%, 01/10/25	7,360	6,870,313
First Republic Bank, (1 day SOFR + 0.62%),
1.91%, 02/12/24(b)	1,085	1,080,590
HSBC USA, Inc.
3.75%, 05/24/24	19,825	19,437,621
3.50%, 06/23/24	400	389,946
Huntington National Bank, 5.65%, 01/10/30	27,485	27,694,814
ING Groep NV, 4.10%, 10/02/23	3,570	3,541,059
Intesa Sanpaolo SpA(a)
5.71%, 01/15/26	1,650	1,585,650
(1 year CMT + 2.60%), 4.20%, 06/01/32(b)	985	723,687
KeyBank NA, (1 day SOFR + 0.32%),
0.43%, 06/14/24(b)	2,190	2,132,574
KeyCorp., 2.25%, 04/06/27	335	296,526
National Bank of Canada, (1 year CMT + 0.40%), 0.55%, 11/15/24(b)	665	636,474
PNC Financial Services Group, Inc., (1 day SOFR+ 1.09%), 5.67%, 10/28/25(b)	6,290	6,356,903
Royal Bank of Canada
3.97%, 07/26/24	4,120	4,060,072
0.65%, 07/29/24	3,845	3,589,031
0.75%, 10/07/24	3,300	3,068,342
1.15%, 06/10/25	2,500	2,288,329
1.20%, 04/27/26	1,495	1,329,248
2.05%, 01/21/27	8,000	7,225,082
Santander Holdings USA, Inc., (1 day SOFR +1.38%), 4.26%, 06/09/25(b)	4,000	3,882,808
Santander U.K. Group Holdings PLC(b)
(1 day SOFR + 0.79%), 1.09%, 03/15/25	7,635	7,133,496
(1 year CMT + 1.25%), 1.53%, 08/21/26	3,000	2,642,654
(3 mo. LIBOR US + 1.57%), 4.80%, 11/15/24	1,250	1,228,988
Standard Chartered PLC, (3 mo. LIBOR US + 1.46%), 7.01%(a)(b)(c)	500	465,000
Toronto-Dominion Bank
4.29%, 09/13/24	1,905	1,882,666
1.45%, 01/10/25	2,765	2,574,722
3.77%, 06/06/25	20,240	19,641,930
4.69%, 09/15/27	9,805	9,692,946
Truist Financial Corp.
1.20%, 08/05/25	3,520	3,219,579
(1 day SOFR + 1.46%), 4.26%, 07/28/26(b)	6,380	6,268,709
U.S. Bancorp, (1 day SOFR + 1.66%), 4.55%, 07/22/28(b)	2,010	1,962,986
Wells Fargo & Co.(b)
(1 day SOFR + 0.51%), 0.81%, 05/19/25	1,228	1,150,823
(1 day SOFR + 1.09%), 2.41%, 10/30/25	147	139,014
(1 day SOFR + 1.26%), 2.57%, 02/11/31	9,580	7,932,875
(1 day SOFR + 1.32%), 3.91%, 04/25/26	3,485	3,387,097
(1 day SOFR + 1.51%), 3.53%, 03/24/28	6,795	6,292,177
(1 day SOFR + 1.56%), 4.54%, 08/15/26	14,250	13,964,420
(1 day SOFR + 1.98%), 4.81%, 07/25/28	16,560	16,174,091
(1 day SOFR + 4.03%), 4.48%, 04/04/31	2,810	2,634,110

14	2 0 2 2 B L A C K R o c k A N N U A L R E P O R T T o S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co.(b) (continued)
(3 mo. LIBOR US + 0.75%), 2.16%, 02/11/26	$30,454	$28,390,225
Westpac Banking Corp., 3.74%, 08/26/25	10,390	10,119,078

		292,502,608

Beverages — 0.9%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(a)	1,350	938,969
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)
5.25%, 04/30/25	820	780,425
4.13%, 08/15/26	3,800	3,291,572
5.25%, 08/15/27	650	486,032
Ball Corp.
4.00%, 11/15/23	15	14,702
5.25%, 07/01/25	50	49,347
4.88%, 03/15/26	200	193,726
2.88%, 08/15/30	910	726,289
3.13%, 09/15/31	3,040	2,441,515
Coca-Cola Co.
3.38%, 03/25/27	3,230	3,097,669
1.45%, 06/01/27	11,595	10,235,781
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30	8,207	7,072,382
Constellation Brands, Inc.
3.60%, 05/09/24	8,687	8,515,481
4.40%, 11/15/25	1,070	1,051,589
4.35%, 05/09/27	6,197	6,034,536
2.88%, 05/01/30	310	263,891
Diageo Capital PLC
2.13%, 10/24/24	560	531,203
2.38%, 10/24/29	405	345,504
2.00%, 04/29/30	2,710	2,225,950
5.50%, 01/24/33	3,405	3,562,512
Keurig Dr. Pepper, Inc.
3.95%, 04/15/29	8,277	7,699,129
3.20%, 05/01/30	5,495	4,788,592
4.05%, 04/15/32	4,165	3,788,695
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/23(a)	60	59,573
PepsiCo, Inc.
2.25%, 03/19/25	850	809,082
2.63%, 03/19/27	535	496,909
3.60%, 02/18/28	15,870	15,194,321
Silgan Holdings, Inc., 4.13%, 02/01/28	207	191,508

		84,886,884

Biotechnology — 0.1%
Amgen, Inc.
4.05%, 08/18/29	1,225	1,144,792
3.35%, 02/22/32	3,730	3,257,687
Gilead Sciences, Inc., 0.75%, 09/29/23	364	352,644
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	11,190	8,642,795

		13,397,918

Building Materials — 0.4%
Allegion U.S. Holding Co., Inc., 3.20%, 10/01/24	1,175	1,129,914
Boise Cascade Co., 4.88%, 07/01/30(a)	14,401	12,534,310
Builders FirstSource, Inc.(a)
5.00%, 03/01/30	870	770,889
4.25%, 02/01/32	9,250	7,499,232

Security	Par (000)	Value

Building Materials (continued)
Carrier Global Corp.
2.24%, 02/15/25	$704	$663,122
2.49%, 02/15/27	1,154	1,040,230
Eagle Materials, Inc., 2.50%, 07/01/31	444	348,292
Griffon Corp., 5.75%, 03/01/28	270	247,050
James Hardie International Finance DAC, 5.00%, 01/15/28(a)	1,200	1,101,000
Louisiana-Pacific Corp., 3.63%, 03/15/29(a)	2,950	2,548,347
Martin Marietta Materials, Inc., 0.65%, 07/15/23	2,265	2,206,598
Masco Corp., 3.50%, 11/15/27	2,925	2,709,282
Masonite International Corp., Class C,
5.38%, 02/01/28(a)	1,650	1,525,607
Standard Industries, Inc., 4.38%, 07/15/30(a)	1,250	1,018,656
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)	155	144,309

		35,486,838

Building Products — 0.5%
Advanced Drainage Systems, Inc.(a)
5.00%, 09/30/27	2,105	1,962,912
6.38%, 06/15/30	10,000	9,716,600
Beacon Roofing Supply, Inc., 4.13%, 05/15/29(a)	4,174	3,468,558
BlueLinx Holdings, Inc., 6.00%, 11/15/29(a)	5,569	4,622,270
Home Depot, Inc.
2.70%, 04/15/25	490	469,574
4.00%, 09/15/25	7,185	7,100,027
2.50%, 04/15/27	150	138,027
2.88%, 04/15/27	955	890,739
Lowe’s Cos., Inc.
4.00%, 04/15/25	1,930	1,892,412
4.40%, 09/08/25	5,045	4,969,672
3.35%, 04/01/27	4,250	3,989,747
3.10%, 05/03/27	9,171	8,538,150
2.63%, 04/01/31	1,155	956,989

		48,715,677

Capital Markets — 0.9%
Ameriprise Financial, Inc., 3.00%, 04/02/25	860	823,758
Ares Capital Corp.
3.88%, 01/15/26	1,485	1,360,930
2.15%, 07/15/26	3,936	3,332,501
2.88%, 06/15/27	6,210	5,263,114
2.88%, 06/15/28	3,355	2,690,136
Bank of New York Mellon Corp.
1.85%, 01/27/23	315	314,323
0.50%, 04/26/24	2,890	2,727,137
(1 day SOFR + 1.35%), 4.41%, 07/24/26(b)	1,540	1,516,522
Blackstone Private Credit Fund, 2.70%, 01/15/25	5,320	4,915,089
Brookfield Corp., 4.00%, 01/15/25	1,000	977,616
Brookfield Finance, Inc.
4.00%, 04/01/24	300	295,337
3.90%, 01/25/28	55	50,430
Charles Schwab Corp.
0.75%, 03/18/24	935	888,593
1.15%, 05/13/26	2,135	1,897,062
2.45%, 03/03/27	1,495	1,362,892
Compass Group Diversified Holdings LLC(a)
5.25%, 04/15/29	4,515	3,863,896
5.00%, 01/15/32	1,110	876,970
FS KKR Capital Corp.
1.65%, 10/12/24	1,905	1,719,537
4.13%, 02/01/25	105	98,713

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
FS KKR Capital Corp. (continued)
2.63%, 01/15/27	$5,275	$4,403,755
3.25%, 07/15/27	2,810	2,363,671
Golub Capital BDC, Inc., 2.50%, 08/24/26	620	526,378
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24	320	306,800
6.38%, 12/15/25	1,600	1,551,680
6.25%, 05/15/26	4,610	4,429,731
5.25%, 05/15/27	300	274,680
4.38%, 02/01/29	5,540	4,684,901
LPL Holdings, Inc.(a)
4.63%, 11/15/27	2,300	2,148,387
4.00%, 03/15/29	2,165	1,883,767
4.38%, 05/15/31	5,291	4,498,141
Main Street Capital Corp., 3.00%, 07/14/26	2,000	1,723,609
Nomura Holdings, Inc.
5.10%, 07/03/25	7,720	7,635,029
1.85%, 07/16/25	7,520	6,854,162
Prospect Capital Corp., 3.36%, 11/15/26	2,255	1,869,373
StoneX Group, Inc., 8.63%, 06/15/25(a)	3,424	3,458,240

		83,586,860

Chemicals — 0.8%
Air Products and Chemicals, Inc.
1.85%, 05/15/27	2,380	2,114,613
2.05%, 05/15/30	1,125	941,706
Albemarle Corp., 4.65%, 06/01/27	19,380	18,898,899
Ashland LLC
3.38%, 09/01/31(a)	3,440	2,749,491
6.88%, 05/15/43	1,000	980,000
Avient Corp., 5.75%, 05/15/25(a)	2,950	2,876,251
Axalta Coating Systems LLC, 3.38%, 02/15/29(a)	1,080	891,178
Chemours Co., 5.38%, 05/15/27	939	867,110
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28(a)	6,000	5,382,679
Ecolab, Inc., 0.90%, 12/15/23	1,765	1,698,457
EI du Pont de Nemours and Co., 2.30%, 07/15/30	4,505	3,748,171
FMC Corp., 4.10%, 02/01/24	1,904	1,877,303
Ingevity Corp., 3.88%, 11/01/28(a)	2,770	2,381,826
International Flavors & Fragrances, Inc.,
4.45%, 09/26/28	40	37,647
LSB Industries, Inc., 6.25%, 10/15/28(a)	1,865	1,706,382
Methanex Corp.
5.13%, 10/15/27	1,585	1,470,087
5.25%, 12/15/29	4,005	3,553,454
5.65%, 12/01/44	1,300	984,750
Olin Corp.
5.13%, 09/15/27	50	47,250
5.63%, 08/01/29	5,500	5,225,000
5.00%, 02/01/30	2,000	1,825,000
PPG Industries, Inc.
1.20%, 03/15/26	8,910	7,897,695
2.55%, 06/15/30	2,000	1,679,420
Sherwin-Williams Co.
4.05%, 08/08/24	6,935	6,829,853
3.45%, 06/01/27	640	600,280
2.95%, 08/15/29	225	196,962

Security	Par (000)	Value

Chemicals (continued)
Valvoline, Inc.(a)
4.25%, 02/15/30	$2,091	$2,028,523
3.63%, 06/15/31	470	385,649

		79,875,636

Commercial Services & Supplies — 0.3%
Alta Equipment Group, Inc., 5.63%, 04/15/26(a)	1,653	1,487,857
AMN Healthcare, Inc., 4.63%, 10/01/27(a)	590	544,021
ASGN, Inc., 4.63%, 05/15/28(a)	2,090	1,891,868
Fortress Transportation & Infrastructure Investors LLC(a)
6.50%, 10/01/25	2,696	2,534,790
9.75%, 08/01/27	5,800	5,814,500
Herc Holdings, Inc., 5.50%, 07/15/27(a)	2,822	2,632,221
Hertz Corp.(a)
4.63%, 12/01/26	1,265	1,059,438
5.00%, 12/01/29	1,415	1,073,419
Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
5.25%, 04/15/24	3,600	3,536,315
5.75%, 04/15/26	3,637	3,500,612
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)	2,100	2,063,250
TriNet Group, Inc., 3.50%, 03/01/29(a)	2,000	1,644,400
United Rentals North America, Inc., 5.50%, 05/15/27	250	246,800
Williams Scotsman International, Inc.(a)
6.13%, 06/15/25	211	208,890
4.63%, 08/15/28	4,335	3,912,337

		32,150,718

Communications Equipment — 0.1%
Motorola Solutions, Inc.
4.00%, 09/01/24	6	5,889
4.60%, 02/23/28	50	48,428
4.60%, 05/23/29	600	571,037
2.30%, 11/15/30	200	156,390
2.75%, 05/24/31	3,485	2,786,403
Nokia OYJ
4.38%, 06/12/27	2,920	2,756,683
6.63%, 05/15/39	300	284,748
Viasat, Inc.(a)
5.63%, 09/15/25	100	92,779
5.63%, 04/15/27	400	363,340
6.50%, 07/15/28	1,035	776,481

		7,842,178

Construction & Engineering — 0.0%
AECOM, 5.13%, 03/15/27	2,308	2,221,450
Fluor Corp., 4.25%, 09/15/28	1,400	1,260,004

		3,481,454

Construction Materials — 0.0%
Winnebago Industries, Inc., 6.25%, 07/15/28(a)	861	803,054

Consumer Discretionary — 0.2%
Cintas Corp. No. 2
3.45%, 05/01/25	8,425	8,151,380
3.70%, 04/01/27	5,640	5,436,805
Life Time, Inc.(a)
5.75%, 01/15/26	145	134,923
8.00%, 04/15/26	165	148,500
Quanta Services, Inc.
0.95%, 10/01/24	3,805	3,504,097

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Discretionary (continued)
Quanta Services, Inc. (continued)
2.35%, 01/15/32	$2,295	$1,742,662
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25(a)	1,897	2,034,532

		21,152,899

Consumer Finance — 0.7%
American Express Co.
3.40%, 02/27/23	50	49,964
3.38%, 05/03/24	2,435	2,385,421
2.50%, 07/30/24	290	278,897
2.25%, 03/04/25	1,290	1,217,595
3.95%, 08/01/25	7,010	6,867,263
4.05%, 05/03/29	3,650	3,475,696
Automatic Data Processing, Inc., 1.70%, 05/15/28	830	720,505
Block Financial LLC, 2.50%, 07/15/28	1,790	1,521,512
Capital One Financial Corp.(b)
(1 day SOFR + 1.37%), 4.17%, 05/09/25	4,380	4,278,355
(1 day SOFR + 2.16%), 4.99%, 07/24/26	3,985	3,902,946
CPI CG, Inc., 8.63%, 03/15/26(a)	3,708	3,643,768
Discover Financial Services, 6.70%, 11/29/32	4,990	5,072,218
Enova International, Inc., 8.50%, 09/15/25(a)	3,850	3,560,476
goeasy Ltd., 5.38%, 12/01/24(a)	555	532,412
HealthEquity, Inc., 4.50%, 10/01/29(a)	2,000	1,747,800
Mastercard, Inc.
2.95%, 11/21/26	380	358,290
3.30%, 03/26/27	9,210	8,771,367
3.50%, 02/26/28	30	28,466
2.95%, 06/01/29	260	234,693
1.90%, 03/15/31	167	135,657
PayPal Holdings, Inc., 2.40%, 10/01/24	170	162,922
PRA Group, Inc., 5.00%, 10/01/29(a)	715	589,875
S&P Global, Inc.
2.45%, 03/01/27(a)	11,965	10,927,527
2.50%, 12/01/29	115	98,313
1.25%, 08/15/30	1,905	1,465,116
Visa, Inc.
1.90%, 04/15/27	5,190	4,673,982
2.05%, 04/15/30	1,210	1,022,449

		67,723,485

Containers & Packaging — 0.1%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	1,000	970,750
Graphic Packaging International LLC(a)
3.50%, 03/15/28	250	217,578
3.50%, 03/01/29	450	383,413
Resolute Forest Products, Inc., 4.88%, 03/01/26(a)	2,478	2,440,197
Sealed Air Corp.(a)
5.50%, 09/15/25	25	24,641
4.00%, 12/01/27	2,200	1,995,701
6.88%, 07/15/33	3,400	3,369,289

		9,401,569

Diversified Consumer Services — 0.0%
Graham Holdings Co., 5.75%, 06/01/26(a)	540	530,604
Service Corp. International
4.63%, 12/15/27	50	46,702
5.13%, 06/01/29	55	51,564

Security	Par (000)	Value

Diversified Consumer Services (continued)
Service Corp. International (continued)
3.38%, 08/15/30	$1,055	$857,617
4.00%, 05/15/31	1,895	1,596,018

		3,082,505

Diversified Financial Services — 8.7%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust
4.50%, 09/15/23	3,760	3,735,302
1.15%, 10/29/23	2,780	2,674,874
4.88%, 01/16/24	2,352	2,329,561
1.65%, 10/29/24	12,310	11,354,748
2.45%, 10/29/26	845	738,284
3.00%, 10/29/28	805	674,409
3.30%, 01/30/32	5,883	4,599,099
Air Lease Corp.
2.25%, 01/15/23	2,000	1,998,098
3.38%, 07/01/25	715	676,262
2.88%, 01/15/26	315	291,456
2.20%, 01/15/27	2,355	2,052,284
Banco Santander SA
3.85%, 04/12/23	4,000	3,978,637
2.71%, 06/27/24	8,600	8,252,177
3.50%, 03/24/25	18,400	17,718,077
2.75%, 05/28/25	800	748,712
(1 year CMT + 0.45%), 0.70%, 06/30/24(b)	20,600	20,030,815
(1 year CMT + 0.90%), 1.72%, 09/14/27(b)	2,800	2,391,666
Bank of America Corp.
4.00%, 01/22/25	5,045	4,937,847
(1 day SOFR + 0.41%), 0.52%, 06/14/24(b)	8,033	7,841,900
(1 day SOFR + 0.65%), 1.53%, 12/06/25(b)	5,700	5,257,113
(1 day SOFR + 0.69%), 0.98%, 04/22/25(b)	9,695	9,089,585
(1 day SOFR + 0.74%), 0.81%, 10/24/24(b)	1,858	1,781,550
(1 day SOFR + 0.91%), 0.98%, 09/25/25(b)	19,010	17,496,342
(1 day SOFR + 0.96%), 1.73%, 07/22/27(b)	14,345	12,567,890
(1 day SOFR + 1.15%), 1.32%, 06/19/26(b)	8,520	7,672,218
(1 day SOFR + 1.21%), 2.57%, 10/20/32(b)	655	512,998
(1 day SOFR + 1.33%), 3.38%, 04/02/26(b)	25,840	24,678,201
(1 day SOFR + 1.75%), 4.83%, 07/22/26(b)	6,870	6,789,723
(1 day SOFR + 1.99%), 6.20%, 11/10/28(b)	8,160	8,424,969
(1 day SOFR + 2.04%), 4.95%, 07/22/28(b)	7,120	6,953,824
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(b)	2,000	1,889,714
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(b)	1,605	1,590,459
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(b)	100	97,346
(3 mo. LIBOR US + 0.99%), 2.50%, 02/13/31(b)	2,625	2,133,578
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(b)	1,500	1,405,305
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(b)	1,605	1,496,663
Series N, (1 day SOFR + 1.22%), 2.65%, 03/11/32(b)	290	232,124
Bank of Nova Scotia
2.20%, 02/03/25	6,450	6,075,300
3.45%, 04/11/25	7,330	7,053,933
1.05%, 03/02/26	3,800	3,360,035
1.35%, 06/24/26	15,360	13,618,484
Barclays PLC
5.20%, 05/12/26	400	388,998
(1 day SOFR + 2.71%), 2.85%, 05/07/26(b)	1,150	1,068,609
(1 year CMT + 0.80%), 1.01%, 12/10/24(b)	2,690	2,560,630
(1 year CMT + 1.05%), 2.28%, 11/24/27(b)	5,980	5,168,971

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Barclays PLC (continued)
(1 year CMT + 2.30%), 5.30%, 08/09/26(b)	$3,165	$3,141,339
(3 mo. LIBOR US + 1.61%), 3.93%, 05/07/25(b)	4,005	3,883,798
(3 mo. LIBOR US + 3.05%), 5.09%, 06/20/30(b)	200	184,212
Citigroup, Inc.
4.45%, 09/29/27	240	228,818
(1 day SOFR + 0.53%), 1.28%, 11/03/25(b)	3,955	3,644,279
(1 day SOFR + 0.67%), 0.98%, 05/01/25(b)	3,190	2,987,246
(1 day SOFR + 0.69%), 0.78%, 10/30/24(b)	13,120	12,571,044
(1 day SOFR + 0.69%), 2.01%, 01/25/26(b)	5,430	5,032,344
(1 day SOFR + 0.77%), 1.46%, 06/09/27(b)	23,540	20,418,781
(1 day SOFR + 1.37%), 4.14%, 05/24/25(b)	7,095	6,957,623
(1 day SOFR + 1.53%), 3.29%, 03/17/26(b)	9,120	8,669,029
(1 day SOFR + 1.55%), 5.61%, 09/29/26(b)	11,390	11,438,715
(1 day SOFR + 1.67%), 1.68%, 05/15/24(b)	1,960	1,932,231
(1 day SOFR + 2.84%), 3.11%, 04/08/26(b)	4,485	4,245,423
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(b)	2,725	2,642,373
(3 mo. LIBOR US + 1.02%), 4.04%, 06/01/24(b)	50	49,667
CME Group, Inc., 2.65%, 03/15/32	250	209,409
Credit Acceptance Corp., 6.63%, 03/15/26	360	341,150
Deutsche Bank AG
3.95%, 02/27/23	2,000	1,993,092
4.50%, 04/01/25	1,400	1,330,251
4.16%, 05/13/25	9,485	9,285,541
(1 day SOFR + 1.22%), 2.31%, 11/16/27(b)	3,725	3,158,362
(1 day SOFR + 1.32%), 2.55%, 01/07/28(b)	1,100	935,049
(1 day SOFR + 2.76%), 3.73%, 01/14/32(b)	900	659,892
(1 day SOFR + 3.19%), 6.12%, 07/14/26(b)	3,025	3,004,760
(5 year USD ICE Swap + 2.55%), 4.88%, 12/01/32(b)	900	752,237
(5 year USD Swap + 2.25%), 4.30%, 05/24/28(b).	2,650	2,493,050
Series E, 0.96%, 11/08/23	3,265	3,141,350
Goldman Sachs Group, Inc.
3.63%, 02/20/24	9,950	9,777,800
3.50%, 01/23/25	1,060	1,023,955
3.50%, 04/01/25	2,895	2,783,955
3.75%, 05/22/25	75	72,537
4.25%, 10/21/25	8,100	7,905,168
3.75%, 02/25/26	75	72,192
3.50%, 11/16/26	35	32,808
2.60%, 02/07/30	3,090	2,578,664
3.80%, 03/15/30	900	809,077
(1 day SOFR + 0.51%), 0.66%, 09/10/24(b)	16,270	15,652,333
(1 day SOFR + 0.61%), 0.86%, 02/12/26(b)	3,505	3,169,300
(1 day SOFR + 0.73%), 1.76%, 01/24/25(b)	15,430	14,768,868
(1 day SOFR + 0.80%), 1.43%, 03/09/27(b)	14,780	12,960,699
(1 day SOFR + 1.09%), 1.99%, 01/27/32(b)	4,190	3,192,011
(1 day SOFR + 1.25%), 2.38%, 07/21/32(b)	10,490	8,139,282
(1 day SOFR + 1.28%), 2.62%, 04/22/32(b)	1,545	1,232,123
(1 day SOFR + 1.51%), 4.39%, 06/15/27(b)	5,985	5,766,054
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(b)	3,015	2,753,977
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(b)	125	120,454
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	250	232,904
Series VAR, (1 day SOFR + 0.79%), 1.09%, 12/09/26(b)	6,100	5,377,309
Horizon Therapeutics USA, Inc., 5.50%, 08/01/27(a)	3,250	3,336,125
HSBC Holdings PLC
3.60%, 05/25/23	1,500	1,490,534
4.25%, 08/18/25	500	480,974
(1 day SOFR + 0.53%), 0.73%, 08/17/24(b)	5,300	5,107,167

Security	Par (000)	Value

Diversified Financial Services (continued)
HSBC Holdings PLC (continued)
(1 day SOFR + 0.58%), 1.16%, 11/22/24(b)	$7,110	$6,771,996
(1 day SOFR + 0.71%), 0.98%, 05/24/25(b)	3,670	3,397,987
(1 day SOFR + 1.19%), 2.80%, 05/24/32(b)	4,383	3,391,035
(1 day SOFR + 1.43%), 3.00%, 03/10/26(b)	13,635	12,815,201
(1 day SOFR + 1.51%), 4.18%, 12/09/25(b)	15,635	15,184,392
(1 day SOFR + 1.54%), 1.65%, 04/18/26(b)	1,225	1,105,701
(1 day SOFR + 2.61%), 5.21%, 08/11/28(b)	15,205	14,669,068
(1 day SOFR + 4.25%), 8.11%, 11/03/33(b)	7,870	8,327,087
Intercontinental Exchange, Inc., 3.65%, 05/23/25	4,060	3,963,120
JPMorgan Chase & Co.
3.30%, 04/01/26	289	273,953
(1 day SOFR + 0.61%), 1.56%, 12/10/25(b)	9,540	8,832,384
(1 day SOFR + 0.77%), 1.47%, 09/22/27(b)	22,140	19,167,993
(1 day SOFR + 0.80%), 1.05%, 11/19/26(b)	8,505	7,501,719
(1 day SOFR + 0.92%), 2.60%, 02/24/26(b)	21,045	19,785,668
(1 day SOFR + 0.98%), 3.85%, 06/14/25(b)	15,774	15,422,573
(1 day SOFR + 1.16%), 2.30%, 10/15/25(b)	4,160	3,920,186
(1 day SOFR + 1.85%), 2.08%, 04/22/26(b)	428	397,311
(1 day SOFR + 1.99%), 4.85%, 07/25/28(b)	19,310	18,823,067
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(b)	3,150	3,103,011
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(b)	8,650	8,407,250
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(b)	1,300	1,239,221
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(b)	35	32,613
(3 mo. SOFR + 1.59%), 2.01%, 03/13/26(b)	852	788,574
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29(a)	3,675	2,967,048
Lloyds Banking Group PLC
4.58%, 12/10/25	3,110	3,011,405
(1 year CMT + 0.55%), 0.70%, 05/11/24(b)	5,135	5,035,991
(1 year CMT + 1.75%), 4.72%, 08/11/26(b)	5,380	5,263,973
(3 mo. LIBOR US + 1.21%), 3.57%, 11/07/28(b)	4,132	3,715,886
Mitsubishi UFJ Financial Group, Inc.
3.41%, 03/07/24	6,065	5,937,994
(1 year CMT + 0.45%), 0.96%, 10/11/25(b)	6,325	5,815,536
(1 year CMT + 0.55%), 0.95%, 07/19/25(b)	8,640	8,028,000
(1 year CMT + 0.67%), 1.64%, 10/13/27(b)	14,770	12,791,767
(1 year CMT + 0.83%), 2.34%, 01/19/28(b)	2,585	2,275,275
(1 year CMT + 1.55%), 5.06%, 09/12/25(b)	5,470	5,430,997
(1 year CMT + 1.70%), 4.79%, 07/18/25(b)	11,005	10,895,309
Mizuho Financial Group, Inc.(b)
(1 day SOFR + 0.87%), 0.85%, 09/08/24	3,330	3,213,742
(1 day SOFR + 1.25%), 1.24%, 07/10/24	2,490	2,429,728
(1 year CMT + 0.75%), 1.55%, 07/09/27	5,780	5,035,224
(1 year CMT + 0.90%), 2.65%, 05/22/26	2,910	2,699,396
(3 mo. LIBOR US + 1.00%), 3.92%, 09/11/24	2,823	2,777,608
Morgan Stanley(b)
(1 day SOFR + 0.72%), 0.99%, 12/10/26	12,180	10,672,307
(1 day SOFR + 0.86%), 1.51%, 07/20/27	4,585	3,978,808
(1 day SOFR + 0.88%), 1.59%, 05/04/27	8,640	7,579,305
(1 day SOFR + 1.14%), 2.70%, 01/22/31	2,090	1,727,065
(1 day SOFR + 1.18%), 2.24%, 07/21/32	1,685	1,292,722
(1 day SOFR + 1.67%), 4.68%, 07/17/26	14,965	14,708,431
(1 day SOFR + 1.99%), 2.19%, 04/28/26	8,810	8,186,827
(1 day SOFR + 3.12%), 3.62%, 04/01/31	13,680	11,942,688
(3 mo. LIBOR US + 0.85%), 3.74%, 04/24/24	3,130	3,113,080
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28	325	298,106
Series I, (1 day SOFR + 0.75%), 0.86%, 10/21/25	3,590	3,293,733
NatWest Group PLC(b)
(1 year CMT + 2.15%), 2.36%, 05/22/24	470	463,269

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
NatWest Group PLC(b) (continued)
(1 year CMT + 2.27%), 5.52%, 09/30/28	$2,325	$2,296,360
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	360	340,632
1.47%, 07/08/25	7,252	6,607,787
1.40%, 09/17/26	7,800	6,792,376
2.17%, 01/14/27	2,735	2,424,421
UniCredit SpA, (5 year CMT + 4.75%), 5.46%, 06/30/35(a)(b)	3,625	2,945,124

		823,865,135

Diversified Telecommunication Services — 0.5%
AT&T, Inc.
1.70%, 03/25/26	16,240	14,635,439
2.30%, 06/01/27	11,475	10,205,737
Consolidated Communications, Inc.(a)
5.00%, 10/01/28	430	317,111
6.50%, 10/01/28	250	194,265
Level 3 Financing, Inc.(a)
4.63%, 09/15/27	95	79,088
3.63%, 01/15/29	1,700	1,244,810
3.75%, 07/15/29	650	467,591
Lumen Technologies, Inc.
4.00%, 02/15/27(a)	285	241,524
4.50%, 01/15/29(a)	1,415	976,650
5.38%, 06/15/29(a)	982	706,974
Series P, 7.60%, 09/15/39	50	34,131
Series U, 7.65%, 03/15/42	725	482,045
Sprint Capital Corp.
6.88%, 11/15/28	5,000	5,189,700
8.75%, 03/15/32	7,120	8,473,512
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(a)	4,255	2,692,475
Verizon Communications, Inc.
0.75%, 03/22/24	90	85,381
3.38%, 02/15/25	3,000	2,906,588
3.00%, 03/22/27	440	408,844
4.33%, 09/21/28	350	336,519
1.68%, 10/30/30	2,273	1,771,737

		51,450,121

Electric Utilities — 1.2%
AEP Texas, Inc., 3.95%, 06/01/28	50	46,886
AES Corp., 1.38%, 01/15/26	3,584	3,182,551
Alabama Power Co., 3.05%, 03/15/32	1,465	1,262,242
Ameren Corp., 3.50%, 01/15/31	140	123,818
American Electric Power Co., Inc., Series N, 1.00%, 11/01/25	3,000	2,679,281
Appalachian Power Co.
Series AA, Class AA, 2.70%, 04/01/31	800	658,028
Series BB, 4.50%, 08/01/32	1,580	1,473,176
Arizona Public Service Co., 2.20%, 12/15/31	2,310	1,762,407
Atlantic City Electric Co., 4.00%, 10/15/28	50	47,596
Avangrid, Inc., 3.80%, 06/01/29	100	90,869
Berkshire Hathaway Energy Co.
4.05%, 04/15/25	3,330	3,278,743
3.25%, 04/15/28	100	92,513
1.65%, 05/15/31	245	189,633
Black Hills Corp.
1.04%, 08/23/24	570	531,579

Security	Par (000)	Value

Electric Utilities (continued)
Black Hills Corp. (continued)
3.15%, 01/15/27	$1,960	$1,812,609
CenterPoint Energy Houston Electric LLC
Series AG, Class AG, 3.00%, 03/01/32	635	547,226
Series ai, 4.45%, 10/01/32	1,850	1,783,458
Commonwealth Edison Co., 2.20%, 03/01/30	170	142,467
Consolidated Edison Co. of New York, Inc.,
Series 20A, 3.35%, 04/01/30	330	296,790
Constellation Energy Generation LLC, 3.25%, 06/01/25	770	736,696
Dominion Energy, Inc.
4.25%, 06/01/28	165	157,020
Series A, 1.45%, 04/15/26	1,200	1,068,316
Series B, 3.60%, 03/15/27	1,300	1,221,744
Series C, 3.38%, 04/01/30	310	273,177
Series C, 2.25%, 08/15/31	1,375	1,094,056
DPL, Inc., 4.35%, 04/15/29	200	179,399
DTE Electric Co., Series C, 2.63%, 03/01/31	390	331,571
DTE Energy Co.
2.85%, 10/01/26	5,000	4,606,516
Series C, 3.40%, 06/15/29	122	108,377
Series F, 1.05%, 06/01/25	630	570,631
Duke Energy Corp.
3.75%, 04/15/24	1,180	1,158,957
2.65%, 09/01/26	4,283	3,955,840
3.40%, 06/15/29	255	228,728
2.55%, 06/15/31	3,870	3,153,316
Duke Energy Florida LLC, 1.75%, 06/15/30	115	91,391
Edison International, 4.95%, 04/15/25	2,500	2,458,503
Entergy Corp., 0.90%, 09/15/25	290	258,249
Entergy Louisiana LLC, 1.60%, 12/15/30	2,520	1,935,861
Entergy Texas, Inc., 4.00%, 03/30/29	50	47,156
Evergy, Inc., 2.90%, 09/15/29	100	86,354
Eversource Energy
4.20%, 06/27/24	6,740	6,661,879
Series L, 2.90%, 10/01/24	800	771,129
Series M, 3.30%, 01/15/28	1,000	920,820
Series N, 3.80%, 12/01/23	100	98,857
Exelon Corp., 3.95%, 06/15/25	1,500	1,464,887
FirstEnergy Corp.
Series C, 5.35%, 07/15/47	171	152,667
Series C, 3.40%, 03/01/50	1,000	659,800
Florida Power & Light Co.
2.85%, 04/01/25	35	33,512
2.45%, 02/03/32	190	158,291
Georgia Power Co.
3.25%, 03/30/27	50	46,191
4.70%, 05/15/32	900	867,654
Series B, 2.65%, 09/15/29	700	597,724
Interstate Power and Light Co., 2.30%, 06/01/30	310	253,298
ITC Holdings Corp., 3.35%, 11/15/27	5,420	4,990,163
MidAmerican Energy Co., 3.65%, 04/15/29	310	289,839
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26	6,475	5,700,027
3.70%, 03/15/29	100	91,971
2.40%, 03/15/30	1,105	919,925
Nevada Power Co., Series DD, 2.40%, 05/01/30	700	586,815
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/23	4,805	4,772,098

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
NextEra Energy Capital Holdings, Inc. (continued)
2.94%, 03/21/24	$7,100	$6,912,335
4.45%, 06/20/25	10,570	10,439,192
1.90%, 06/15/28	1,335	1,139,762
3.50%, 04/01/29	150	136,260
2.75%, 11/01/29	1,005	869,280
NextEra Energy Operating Partners LP(a)
4.25%, 07/15/24	30	29,100
4.25%, 09/15/24	25	23,242
4.50%, 09/15/27	1,100	1,008,995
Oncor Electric Delivery Co. LLC(a)
4.15%, 06/01/32	555	523,632
4.55%, 09/15/32	385	376,922
Pacific Gas & Electric Co., 3.25%, 06/01/31	1,750	1,422,492
Pacific Gas and Electric Co.
3.15%, 01/01/26	2,350	2,183,637
2.10%, 08/01/27	35	29,891
3.00%, 06/15/28	1,265	1,093,596
2.50%, 02/01/31	1,265	981,496
PG&E Corp., 5.25%, 07/01/30	1,580	1,437,800
PPL Capital Funding, Inc., 3.10%, 05/15/26	1,070	999,859
Public Service Co. of Colorado, Series 38, 4.10%, 06/01/32	1,370	1,288,696
Public Service Co. of New Hampshire, Series V, 2.20%, 06/15/31	380	312,114
Public Service Electric and Gas Co., 2.45%, 01/15/30	1,350	1,158,129
Public Service Enterprise Group, Inc., 1.60%, 08/15/30	110	85,290
Puget Energy, Inc., 2.38%, 06/15/28	170	144,649
Sempra Energy
3.40%, 02/01/28	50	46,405
3.70%, 04/01/29	350	319,018
Southern California Edison Co.
2.85%, 08/01/29	115	99,947
Series B, 3.65%, 03/01/28	770	717,744
Southern Power Co., 0.90%, 01/15/26	2,000	1,760,524
Tampa Electric Co., 3.88%, 07/12/24	605	593,071
Tucson Electric Power Co., 1.50%, 08/01/30	30	22,948
Union Electric Co.
3.50%, 03/15/29	50	46,108
2.95%, 03/15/30	240	210,605
Virginia Electric and Power Co., 2.30%, 11/15/31	5,135	4,132,576
Wisconsin Electric Power Co., 1.70%, 06/15/28	175	148,980
Wisconsin Power and Light Co., 3.95%, 09/01/32	1,155	1,057,047
Xcel Energy, Inc., 4.60%, 06/01/32	860	821,330

		116,333,949

Electrical Equipment — 0.1%
Eaton Corp., 4.15%, 03/15/33	1,715	1,594,294
GrafTech Finance, Inc., 4.63%, 12/15/28(a)	4,002	3,286,533

		4,880,827

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp.
2.05%, 03/01/25	1,270	1,193,797
2.80%, 02/15/30	1,000	853,564
Arrow Electronics, Inc.
3.25%, 09/08/24	410	393,966
2.95%, 02/15/32	1,225	965,828

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
BWX Technologies, Inc., 4.13%, 06/30/28(a)	$1,245	$1,118,944
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	5,644	5,643,664
3.28%, 12/01/28	1,763	1,509,410
Keysight Technologies, Inc.
4.55%, 10/30/24	2,000	1,969,312
4.60%, 04/06/27	130	126,137
3.00%, 10/30/29	80	69,332
Rockwell Automation, Inc., 0.35%, 08/15/23	1,040	1,012,214
TD SYNNEX Corp., 1.25%, 08/09/24	6,080	5,646,736
Xerox Holdings Corp., 5.50%, 08/15/28(a)	1,500	1,200,378

		21,703,282

Energy Equipment & Services — 0.3%
Baker Hughes Holdings LLC/Baker Hughes Co.- Obligor, Inc.
2.06%, 12/15/26	8,160	7,313,583
3.34%, 12/15/27	5,764	5,324,230
3.14%, 11/07/29	6,800	5,999,080
4.49%, 05/01/30	2,420	2,306,459
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	250	239,823
6.88%, 09/01/27	1,000	935,000
Weatherford International Ltd.(a)
11.00%, 12/01/24	4	4,080
8.63%, 04/30/30	1,775	1,704,547

		23,826,802

Environmental, Maintenance & Security Service — 0.2%
Clean Harbors, Inc., 4.88%, 07/15/27(a)	2,119	2,007,753
Covanta Holding Corp., 5.00%, 09/01/30	1,357	1,095,829
GFL Environmental, Inc.(a)
3.75%, 08/01/25	127	120,015
5.13%, 12/15/26	180	172,135
4.00%, 08/01/28	4,335	3,706,425
3.50%, 09/01/28	500	439,581
Republic Services, Inc.
0.88%, 11/15/25	2,553	2,286,538
3.95%, 05/15/28	3,890	3,695,015
Tervita Corp., 11.00%, 12/01/25(a)	375	403,151
Waste Connections, Inc.
4.25%, 12/01/28	4,000	3,821,826
2.60%, 02/01/30	110	93,790
3.20%, 06/01/32	1,390	1,192,397

		19,034,455

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.
3.50%, 01/31/23	2,545	2,541,938
0.60%, 01/15/24	5,703	5,436,082
5.00%, 02/15/24	1,570	1,564,214
2.95%, 01/15/25	200	190,751
2.40%, 03/15/25	1,071	1,007,568
1.60%, 04/15/26	5,970	5,307,859
1.45%, 09/15/26	2,900	2,530,376
2.75%, 01/15/27	6,000	5,439,064
3.65%, 03/15/27	5,100	4,763,301

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 05/15/26(a)	$1,640	$1,498,086
Camden Property Trust
3.15%, 07/01/29	1,000	891,221
2.80%, 05/15/30	220	189,294
Crown Castle, Inc.
3.20%, 09/01/24	640	618,001
4.45%, 02/15/26	10,810	10,564,100
1.05%, 07/15/26	8,720	7,534,113
2.90%, 03/15/27	2,195	1,996,475
3.65%, 09/01/27	8,718	8,097,604
3.80%, 02/15/28	1,116	1,037,173
EPR Properties
4.75%, 12/15/26	1,000	898,518
3.60%, 11/15/31	545	394,853
Equinix, Inc., 2.63%, 11/18/24	2,210	2,104,570
Federal Realty Investment Trust, 3.50%, 06/01/30	1,315	1,125,137
Iron Mountain, Inc.(a)
4.88%, 09/15/27	50	45,980
5.25%, 03/15/28	2,500	2,299,675
5.00%, 07/15/28	2,400	2,155,633
4.88%, 09/15/29	1,854	1,617,059
5.25%, 07/15/30	1,340	1,164,460
4.50%, 02/15/31	300	246,582
5.63%, 07/15/32	8,700	7,539,560
Life Storage LP
3.50%, 07/01/26	5,522	5,158,681
3.88%, 12/15/27	5,065	4,686,541
Mid-America Apartments LP, 1.10%, 09/15/26	260	224,848
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	1,100	924,583
4.63%, 08/01/29	50	38,129
Omega Healthcare Investors, Inc.
4.50%, 01/15/25	2,210	2,147,372
4.50%, 04/01/27	6,633	6,211,381
4.75%, 01/15/28	4,915	4,528,842
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer(a)
5.88%, 10/01/28	3,615	3,276,874
4.88%, 05/15/29	430	363,995
Public Storage
0.88%, 02/15/26	750	663,983
1.50%, 11/09/26	6,960	6,185,504
1.95%, 11/09/28	9,275	7,911,744
3.39%, 05/01/29	450	409,080
2.25%, 11/09/31	7,850	6,295,246
Realty Income Corp., 3.25%, 01/15/31	480	416,240
Simon Property Group LP
3.50%, 09/01/25	810	775,766
1.38%, 01/15/27	2,920	2,548,474
Starwood Property Trust, Inc.
4.75%, 03/15/25	2,000	1,908,499
3.63%, 07/15/26(a)	3,480	3,045,000
VICI Properties LP, 4.38%, 05/15/25	975	945,582
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(a)	620	543,389
Welltower, Inc.
3.63%, 03/15/24	2,920	2,857,461

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc. (continued)
4.00%, 06/01/25	$2,955	$2,878,288
Weyerhaeuser Co., 4.00%, 04/15/30	6,125	5,576,940
XHR LP, 6.38%, 08/15/25(a)	1,055	1,014,343

		152,336,032

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
4.63%, 01/15/27	3,368	3,128,434
3.50%, 03/15/29	3,245	2,722,523
4.88%, 02/15/30	4,666	4,164,218
Campbell Soup Co., 3.95%, 03/15/25	12,465	12,172,801
Costco Wholesale Corp.
1.38%, 06/20/27	8,385	7,343,992
1.60%, 04/20/30	1,375	1,126,491
Darling Ingredients, Inc., 6.00%, 06/15/30(a)	6,100	5,962,750
Dollar General Corp.
4.25%, 09/20/24	4,700	4,635,388
4.15%, 11/01/25	2,000	1,955,713
General Mills, Inc.
3.65%, 02/15/24	1,000	982,425
4.00%, 04/17/25	690	673,863
5.24%, 11/18/25	1,570	1,573,909
Ingles Markets, Inc., 4.00%, 06/15/31(a)	1,820	1,530,693
Kellogg Co., 3.25%, 04/01/26	3,640	3,460,496
Kraft Heinz Foods Co., 3.75%, 04/01/30	2,520	2,294,834
Kroger Co., 2.20%, 05/01/30	40	32,459
Lamb Weston Holdings, Inc., 4.38%, 01/31/32(a)	5,000	4,368,500
McCormick & Co., Inc., 3.15%, 08/15/24	300	290,430
United Natural Foods, Inc., 6.75%, 10/15/28(a)	445	427,567
Walmart, Inc., 1.50%, 09/22/28	3,690	3,162,149

		62,009,635

Food Products — 0.3%
Aramark Services, Inc., 5.00%, 02/01/28(a)	500	466,467
Bunge Ltd. Finance Corp.
1.63%, 08/17/25	16,738	15,242,131
3.75%, 09/25/27	3,000	2,801,281
Darling Ingredients, Inc., 5.25%, 04/15/27(a)	4,497	4,327,643
Hershey Co., 0.90%, 06/01/25	2,922	2,666,884
Mondelez International, Inc.
1.50%, 05/04/25	585	541,344
2.63%, 03/17/27	2,070	1,876,585

		27,922,335

Gas Utilities — 0.0%
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29(a)	395	337,725

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, 3.40%, 11/30/23	70	69,259
Becton Dickinson and Co.
3.70%, 06/06/27	3,650	3,448,614
4.30%, 08/22/32	285	266,766
DH Europe Finance II Sarl, 2.60%, 11/15/29	68	59,569
Edwards Lifesciences Corp., 4.30%, 06/15/28	6,885	6,582,081
Hologic, Inc.(a)
4.63%, 02/01/28	1,000	942,295

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Hologic, Inc.(a) (continued)
3.25%, 02/15/29	$2,315	$1,987,882
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	6,910	6,485,105

		19,841,571

Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc.(a)
5.50%, 07/01/28	5,115	4,851,577
5.00%, 04/15/29	2,100	1,931,370
Aetna, Inc., 3.50%, 11/15/24	3,118	3,028,745
AmerisourceBergen Corp.
3.25%, 03/01/25	4,875	4,696,005
3.45%, 12/15/27	849	793,229
Elevance Health, Inc.
0.45%, 03/15/23	3,855	3,822,981
3.35%, 12/01/24	700	678,493
2.38%, 01/15/25	95	90,180
HCA, Inc.
5.25%, 04/15/25	2,940	2,922,869
5.88%, 02/15/26	100	100,631
5.25%, 06/15/26	10,950	10,817,828
5.38%, 09/01/26	10	9,889
5.63%, 09/01/28	110	109,376
Humana, Inc.
0.65%, 08/03/23	4,743	4,620,677
3.85%, 10/01/24	1,078	1,056,283
4.50%, 04/01/25	893	882,133
5.75%, 03/01/28	9,550	9,750,871
McKesson Corp., 0.90%, 12/03/25	2,515	2,233,195
ModivCare, Inc., 5.88%, 11/15/25(a)	6,205	5,828,521
Molina Healthcare, Inc.(a)
4.38%, 06/15/28	1,520	1,387,137
3.88%, 11/15/30	2,000	1,694,879
3.88%, 05/15/32	1,140	946,701
Teleflex, Inc.
4.63%, 11/15/27	250	238,272
4.25%, 06/01/28(a)	75	68,464
Tenet Healthcare Corp.
4.63%, 07/15/24	124	120,932
4.88%, 01/01/26(a)	600	567,386
6.25%, 02/01/27(a)	100	96,051
5.13%, 11/01/27(a)	300	279,072
4.63%, 06/15/28(a)	2,514	2,249,379
6.13%, 10/01/28(a)	1,938	1,735,130
UnitedHealth Group, Inc.
3.75%, 07/15/25	3,000	2,932,680
3.10%, 03/15/26	50	47,575
3.70%, 05/15/27	7,040	6,809,866
3.85%, 06/15/28	2,200	2,106,829
2.00%, 05/15/30	3,585	2,957,906

		82,463,112

Health Care Services — 0.5%
UnitedHealth Group, Inc.
5.25%, 02/15/28	12,570	12,849,442
5.30%, 02/15/30	36,090	37,188,644

		50,038,086

Health Care Technology — 0.1%
Charles River Laboratories International, Inc.(a) 4.25%, 05/01/28	3,025	2,785,934

Security	Par (000)	Value

Health Care Technology (continued)
Charles River Laboratories International, Inc.(a) (continued)
4.00%, 03/15/31	$2,000	$1,730,000
IQVIA, Inc.(a)
5.00%, 10/15/26	1,200	1,145,819
5.00%, 05/15/27	1,000	953,300
Laboratory Corp. of America Holdings, 1.55%, 06/01/26	3,095	2,741,146
Syneos Health, Inc., 3.63%, 01/15/29(a)	485	386,227

		9,742,426

Hotels, Restaurants & Leisure — 0.7%
Boyd Gaming Corp., 4.75%, 12/01/27	1,625	1,513,492
Burger King (Restaurant Brands Int)/New Red Finance, Inc.(a)
5.75%, 04/15/25	1,875	1,860,372
3.88%, 01/15/28	4,510	4,034,400
4.38%, 01/15/28	1,550	1,387,879
4.00%, 10/15/30	9,990	8,090,002
Cedar Fair LP, 5.25%, 07/15/29	15	13,471
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)	310	306,626
Choice Hotels International, Inc.
3.70%, 12/01/29	2,755	2,399,177
3.70%, 01/15/31	2,000	1,695,308
Darden Restaurants, Inc., 3.85%, 05/01/27	10	9,537
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)	128	128,640
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25	3,460	3,401,230
5.38%, 04/15/26	6,157	6,040,430
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(a)	45	44,541
4.88%, 01/15/30	3,375	3,058,459
4.00%, 05/01/31(a)	1,585	1,326,059
3.63%, 02/15/32(a)	3,000	2,402,400
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(a)
5.00%, 06/01/29	270	232,200
4.88%, 07/01/31	665	542,742
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27	50	47,591
International Game Technology PLC(a)
4.13%, 04/15/26	525	489,644
5.25%, 01/15/29	1,565	1,458,360
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27(a)	625	600,000
Marriott International, Inc.
5.00%, 10/15/27	2,480	2,447,092
Series EE, 5.75%, 05/01/25	170	171,466
Marriott Ownership Resorts, Inc.(a)
6.13%, 09/15/25	265	273,117
4.50%, 06/15/29	780	647,108
McDonald’s Corp., 1.45%, 09/01/25	105	96,284
MGM Resorts International
6.75%, 05/01/25	500	502,605
5.50%, 04/15/27	98	91,161
4.75%, 10/15/28	500	436,427
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)	360	306,311

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.(a)
8.63%, 07/01/25	$790	$805,960
7.00%, 05/15/28	1,100	1,049,301
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)	1,000	962,825
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)	629	633,285
Starbucks Corp., 3.55%, 08/15/29	40	36,858
Travel & Leisure Co.
5.65%, 04/01/24	100	98,495
6.00%, 04/01/27	300	284,727
4.63%, 03/01/30(a)	100	82,927
Vail Resorts, Inc., 6.25%, 05/15/25(a)	1,000	1,000,001
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(a)	1,000	897,200
Wynn Las Vegas LLC/Wynn Las Vegas Capital
Corp., 4.25%, 05/30/23(a)	50	49,268
Wynn Macau Ltd.(a)
5.63%, 08/26/28	605	511,158
5.13%, 12/15/29	400	319,636
Yum! Brands, Inc.
4.75%, 01/15/30(a)	800	734,000
4.63%, 01/31/32	9,822	8,681,929

		62,201,701

Household Durables — 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27(a)	285	253,109
Meritage Homes Corp.
6.00%, 06/01/25	1,500	1,492,782
5.13%, 06/06/27	2,100	1,974,436
NVR, Inc., 3.00%, 05/15/30	3,220	2,703,167
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)	100	96,012
Tempur Sealy International, Inc.(a)
4.00%, 04/15/29	450	378,072
3.88%, 10/15/31	2,600	2,041,065
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/24	50	49,756
Tri Pointe Homes, Inc., 5.70%, 06/15/28	1,450	1,313,478

		10,301,877

Independent Power and Renewable Electricity Producers — 0.0%
Clearway Energy Operating LLC, 4.75%, 03/15/28(a)	1,580	1,458,254
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26(a)	500	470,920
NRG Energy, Inc., 6.63%, 01/15/27	30	29,747
TerraForm Power Operating LLC, 5.00%, 01/31/28(a)	75	67,499

		2,026,420

Industrial Conglomerates — 0.1%
Carlisle Cos., Inc., 0.55%, 09/01/23	5,170	5,002,534
Trinity Industries, Inc., 4.55%, 10/01/24	500	485,170

		5,487,704

Insurance — 1.1%
Aflac, Inc.
1.13%, 03/15/26	6,510	5,767,664
3.60%, 04/01/30	2,592	2,346,059
Aon Corp., 2.80%, 05/15/30	405	345,395
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27	495	454,683
Assurant, Inc., 4.90%, 03/27/28	10,670	10,221,560

Security	Par (000)	Value

Insurance (continued)
Athene Holding Ltd., 3.50%, 01/15/31	$3,945	$3,239,219
Berkshire Hathaway, Inc., 3.13%, 03/15/26	2,005	1,921,318
Brown & Brown, Inc.
4.50%, 03/15/29	4,320	4,015,852
4.20%, 03/17/32	3,135	2,717,926
Corebridge Financial, Inc., 3.50%, 04/04/25(a)	4,700	4,505,772
Enstar Group Ltd., 3.10%, 09/01/31	10,905	7,963,210
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31	1,005	823,429
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	1,015	1,000,085
Marsh & McLennan Cos., Inc.
3.88%, 03/15/24	7,965	7,854,495
3.50%, 03/10/25	2,200	2,135,392
4.38%, 03/15/29	8,460	8,171,415
2.25%, 11/15/30	4,215	3,450,703
2.38%, 12/15/31	7,610	6,145,445
NMI Holdings, Inc., 7.38%, 06/01/25(a)	3,000	3,030,000
Progressive Corp., 2.50%, 03/15/27	20,065	18,472,320
Willis North America, Inc.
4.65%, 06/15/27	5,120	4,945,532
4.50%, 09/15/28	130	122,496
2.95%, 09/15/29	995	836,402

		100,486,372

Interactive Media & Services — 0.1%
Baidu, Inc., 1.72%, 04/09/26	2,170	1,916,262
Cogent Communications Group, Inc., 3.50%, 05/01/26(a)	1,500	1,362,664
eBay, Inc., 1.90%, 03/11/25	3,240	3,032,421
Netflix, Inc.
3.63%, 06/15/25(a)	660	631,838
4.88%, 04/15/28	100	96,558
5.88%, 11/15/28	900	912,177
6.38%, 05/15/29	500	514,644
5.38%, 11/15/29(a)	500	485,000
4.88%, 06/15/30(a)	1,000	932,599

		9,884,163

Internet & Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd.
2.80%, 06/06/23	1,500	1,483,140
3.60%, 11/28/24	550	531,256
Genuine Parts Co., 1.75%, 02/01/25	10,100	9,430,131
Meta Platforms, Inc.
3.50%, 08/15/27	18,990	17,698,682
3.85%, 08/15/32	2,210	1,944,660

		31,087,869

Internet Software & Services — 0.2%
Booking Holdings, Inc., 4.63%, 04/13/30	153	147,764
Gen Digital, Inc., 5.00%, 04/15/25(a)	750	729,506
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)	1,000	946,460
Match Group Holdings II LLC(a)
4.63%, 06/01/28	2,335	2,081,559
5.63%, 02/15/29	35	32,550
4.13%, 08/01/30	1,930	1,575,590
3.63%, 10/01/31	2,465	1,890,320
Uber Technologies, Inc.(a)
7.50%, 05/15/25	395	394,712
8.00%, 11/01/26	550	551,893
7.50%, 09/15/27	2,500	2,501,750

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet Software & Services (continued)
VeriSign, Inc.
5.25%, 04/01/25	$2,300	$2,293,992
4.75%, 07/15/27	1,150	1,110,020
2.70%, 06/15/31	885	720,759

		14,976,875

IT Services — 1.3%
Booz Allen Hamilton, Inc.(a)
3.88%, 09/01/28	4,175	3,698,894
4.00%, 07/01/29	525	462,076
Camelot Finance SA, 4.50%, 11/01/26(a)	500	468,625
Fidelity National Information Services, Inc., 4.50%, 07/15/25	3,040	2,980,886
Gartner, Inc.(a)
4.50%, 07/01/28	8,472	7,898,700
3.63%, 06/15/29	930	817,210
3.75%, 10/01/30	2,795	2,409,199
International Business Machines Corp.
3.00%, 05/15/24	150	145,879
4.00%, 07/27/25	31,280	30,772,371
3.45%, 02/19/26	7,585	7,287,173
3.30%, 05/15/26	16,600	15,794,392
2.20%, 02/09/27	5,120	4,600,374
4.15%, 07/27/27	19,620	19,117,570
KBR, Inc., 4.75%, 09/30/28(a)	6,000	5,299,876
Kyndryl Holdings, Inc., 2.70%, 10/15/28	250	187,613
Science Applications International Corp., 4.88%, 04/01/28(a)	170	157,250
Twilio, Inc., 3.88%, 03/15/31	2,000	1,586,710
Verisk Analytics, Inc., 4.00%, 06/15/25	9,035	8,781,771
Ziff Davis, Inc., 4.63%, 10/15/30(a)	10,877	9,203,900

		121,670,469

Leisure Products — 0.0%
Hasbro, Inc., 3.55%, 11/19/26	145	135,970

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.
2.10%, 06/04/30	600	485,482
2.30%, 03/12/31	750	604,759

		1,090,241

Machinery — 0.6%
Caterpillar Financial Services Corp.
0.45%, 09/14/23	3,970	3,848,784
3.40%, 05/13/25	7,225	7,019,301
3.65%, 08/12/25	5,000	4,877,810
0.80%, 11/13/25	7,235	6,489,459
3.60%, 08/12/27	5,000	4,771,066
Deere & Co., 2.75%, 04/15/25	150	144,078
IDEX Corp., 2.63%, 06/15/31	4,980	4,122,443
John Deere Capital Corp.
3.40%, 06/06/25	15,465	15,002,879
1.05%, 06/17/26	3,880	3,443,147
Otis Worldwide Corp.
2.06%, 04/05/25	1,000	935,622
2.29%, 04/05/27	65	58,177
2.57%, 02/15/30	125	105,025

Security	Par (000)	Value

Machinery (continued)
Terex Corp., 5.00%, 05/15/29(a)	$3,050	$2,741,188
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25	2,305	2,170,038

		55,729,017

Media — 0.7%
Cable One, Inc., 4.00%, 11/15/30(a)	275	215,797
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
5.13%, 05/01/27	250	233,017
5.00%, 02/01/28	100	90,799
5.38%, 06/01/29	100	90,427
4.50%, 08/15/30	810	669,186
4.25%, 02/01/31	420	336,888
Directv Financing LLC/Directv Financing Co.- Obligor, Inc., 5.88%, 08/15/27(a)	1,145	1,024,386
DISH DBS Corp.
5.88%, 11/15/24	475	441,386
7.75%, 07/01/26	1,075	866,869
7.38%, 07/01/28	2,010	1,422,075
FactSet Research Systems, Inc., 2.90%, 03/01/27	9,015	8,183,492
Fox Corp., 4.03%, 01/25/24	35	34,594
Frontier Communications Holdings LLC(a)
5.88%, 10/15/27	85	78,928
5.00%, 05/01/28	2,275	1,983,845
6.75%, 05/01/29	165	136,498
GCI LLC, 4.75%, 10/15/28(a)	6,660	5,594,936
Hughes Satellite Systems Corp.
5.25%, 08/01/26	135	129,492
6.63%, 08/01/26	4,309	4,019,177
Lamar Media Corp.
4.00%, 02/15/30	250	218,500
3.63%, 01/15/31	135	111,608
Nexstar Media, Inc.(a)
5.63%, 07/15/27	3,750	3,440,091
4.75%, 11/01/28	700	605,500
Sirius XM Radio, Inc.(a)
5.50%, 07/01/29	7,000	6,389,460
3.88%, 09/01/31	9,000	7,021,523
TEGNA, Inc.
4.75%, 03/15/26(a)	2,570	2,492,014
4.63%, 03/15/28	3,590	3,409,423
5.00%, 09/15/29	5,385	5,109,288
Thomson Reuters Corp., 4.30%, 11/23/23	4,980	4,945,097
Univision Communications, Inc.(a)
5.13%, 02/15/25	15	14,286
6.63%, 06/01/27	900	868,329
7.38%, 06/30/30	2,500	2,389,250
Videotron Ltd., 5.13%, 04/15/27(a)	500	472,265
Virgin Media Finance PLC, 5.00%, 07/15/30(a)	695	557,432
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(a)	1,800	1,573,393
WMG Acquisition Corp., 3.00%, 02/15/31(a)	1,575	1,258,567

		66,427,818

Metals & Mining — 0.4%
Alcoa Nederland Holding BV(a)
5.50%, 12/15/27	1,000	963,661
6.13%, 05/15/28	1,200	1,182,144
Arconic Corp.(a)
6.00%, 05/15/25	500	491,548

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
Arconic Corp.(a) (continued)
6.13%, 02/15/28	$2,000	$1,876,530
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)	2,664	2,538,061
Compass Minerals International, Inc., 6.75%, 12/01/27(a)	475	456,000
FMG Resources August 2006 Pty. Ltd., 4.50%, 09/15/27(a)	1,485	1,369,912
Freeport-McMoRan, Inc.
5.00%, 09/01/27	75	73,368
4.13%, 03/01/28	975	901,880
4.38%, 08/01/28	240	224,009
5.25%, 09/01/29	50	48,240
4.25%, 03/01/30	750	680,933
Mineral Resources Ltd.(a)
8.13%, 05/01/27	1,671	1,682,586
8.50%, 05/01/30	3,000	3,040,590
Nucor Corp., 3.13%, 04/01/32	3,125	2,648,840
Reliance Steel & Aluminum Co.
1.30%, 08/15/25	6,690	6,044,233
2.15%, 08/15/30	2,000	1,574,928
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	699	769,575
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(a)	80	69,176
Southern Copper Corp., 3.88%, 04/23/25	200	192,913
SunCoke Energy, Inc., 4.88%, 06/30/29(a)	555	476,405
Taseko Mines Ltd., 7.00%, 02/15/26(a)	8,344	7,337,207

		34,642,739

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23(a)	2,730	2,706,235

Multiline Retail — 0.1%
Bath & Body Works, Inc.
9.38%, 07/01/25(a)	101	107,584
6.69%, 01/15/27	1,300	1,290,653
5.25%, 02/01/28	3,610	3,352,426
7.50%, 06/15/29	50	49,360
6.63%, 10/01/30(a)	1,465	1,374,760
6.88%, 11/01/35	1,655	1,471,130
Macy’s Retail Holdings LLC(a)
5.88%, 04/01/29	125	110,675
6.13%, 03/15/32	3,000	2,521,590

		10,278,178

Multi-Utilities — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24	45	43,681
5.50%, 05/20/25	2,500	2,402,062
5.75%, 05/20/27	100	92,937
National Fuel Gas Co.
5.20%, 07/15/25	12,563	12,497,271
5.50%, 01/15/26	2,600	2,586,614
3.95%, 09/15/27	40	36,912
2.95%, 03/01/31	605	474,109
NiSource, Inc., 0.95%, 08/15/25	4,330	3,903,470
ONE Gas, Inc., 4.25%, 09/01/32	1,625	1,538,706
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	50	45,819

Security	Par (000)	Value

Multi-Utilities (continued)
Southwest Gas Corp.
2.20%, 06/15/30	$25	$19,553
4.05%, 03/15/32	2,995	2,629,810

		26,270,944

Offshore Drilling & Other Services(a) — 0.0%
Entegris, Inc.
4.38%, 04/15/28	2,325	2,055,845
3.63%, 05/01/29	1,575	1,282,444

		3,338,289

Oil, Gas & Consumable Fuels — 6.0%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(a)	210	208,309
Antero Midstream Partners LP/Antero Midstream Finance Corp.(a)
5.75%, 01/15/28	6,500	6,029,465
5.38%, 06/15/29	8,150	7,451,056
Antero Resources Corp.(a)
7.63%, 02/01/29	753	757,146
5.38%, 03/01/30	6,040	5,599,744
Apache Corp.
4.25%, 01/15/30	3,745	3,313,976
5.10%, 09/01/40	4,250	3,522,028
4.75%, 04/15/43	3,000	2,263,500
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a) 8.25%, 12/31/28	385	377,377
5.88%, 06/30/29	380	338,819
Baytex Energy Corp., 8.75%, 04/01/27(a)	5,365	5,458,727
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)	925	849,553
Calumet Specialty Products Partners LP/Calumet Finance Corp.(a)
11.00%, 04/15/25	2,675	2,788,121
8.13%, 01/15/27	200	187,000
Canadian Natural Resources Ltd.
3.80%, 04/15/24	16,688	16,353,443
2.05%, 07/15/25	4,231	3,936,252
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	7,492	7,537,506
5.13%, 06/30/27	5,147	5,084,866
3.70%, 11/15/29	1,660	1,500,509
Cheniere Energy Partners LP
4.50%, 10/01/29	395	355,192
3.25%, 01/31/32	1,690	1,343,054
Cheniere Energy, Inc., 4.63%, 10/15/28	2,500	2,259,668
Chesapeake Energy Corp., 5.50%, 02/01/26(a)	110	106,147
Chevron Corp.
1.55%, 05/11/25	1,480	1,376,782
2.95%, 05/16/26	15,010	14,235,818
2.00%, 05/11/27	140	125,730
2.24%, 05/11/30	170	145,673
Chevron USA, Inc.
1.02%, 08/12/27	6,130	5,257,040
3.85%, 01/15/28	910	878,224
Chord Energy Corp., 6.38%, 06/01/26(a)	8,297	8,080,697
Civitas Resources, Inc., 5.00%, 10/15/26(a)	385	351,988
CNX Resources Corp.(a)
7.25%, 03/14/27	219	217,358
6.00%, 01/15/29	5,685	5,231,019

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Colgate Energy Partners III LLC, 5.88%, 07/01/29(a)	$1,510	$1,296,879
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	15,510	15,272,902
Comstock Resources, Inc., 6.75%, 03/01/29(a)	1,645	1,484,613
Conoco Funding Co., 7.25%, 10/15/31	405	461,561
ConocoPhillips Co.
2.40%, 03/07/25	22,870	21,736,386
6.95%, 04/15/29	3,515	3,886,793
Continental Resources, Inc.
4.50%, 04/15/23	61	60,852
2.27%, 11/15/26(a)	1,060	918,444
4.38%, 01/15/28	910	833,797
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(a)
5.63%, 05/01/27	4,250	3,952,500
6.00%, 02/01/29	5,910	5,422,488
CVR Energy, Inc., 5.25%, 02/15/25(a)	500	460,000
DCP Midstream Operating LP
5.38%, 07/15/25	2,130	2,110,191
5.13%, 05/15/29	3,500	3,373,067
8.13%, 08/16/30	1,000	1,106,899
6.75%, 09/15/37(a)	50	50,399
5.60%, 04/01/44	610	568,749
Devon Energy Corp.
5.85%, 12/15/25	10,820	11,015,295
5.25%, 10/15/27	325	321,597
5.88%, 06/15/28	191	193,174
4.50%, 01/15/30	4,130	3,845,003
7.95%, 04/15/32	2,830	3,211,814
Diamondback Energy, Inc., 6.25%, 03/15/33	545	553,157
DT Midstream, Inc.(a)
4.13%, 06/15/29	1,000	859,110
4.38%, 06/15/31	1,000	838,900
Dycom Industries, Inc., 4.50%, 04/15/29(a)	495	430,845
Enbridge, Inc.
1.60%, 10/04/26	5,000	4,379,016
4.25%, 12/01/26	6,100	5,864,604
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(a)	2,000	1,915,040
Energy Transfer LP
4.05%, 03/15/25	2,495	2,416,643
2.90%, 05/15/25	5,200	4,897,073
5.75%, 02/15/33	4,450	4,353,702
EnLink Midstream LLC
5.63%, 01/15/28(a)	2,385	2,271,708
5.38%, 06/01/29	3,700	3,423,529
EnLink Midstream Partners LP
4.85%, 07/15/26	1,200	1,128,034
5.45%, 06/01/47	800	642,600
Enterprise Products Operating LLC, 3.75%, 02/15/25	3,410	3,315,546
EQM Midstream Partners LP
4.13%, 12/01/26	1,500	1,334,163
7.50%, 06/01/27(a)	5,000	4,896,300
6.50%, 07/01/27(a)	415	396,636
4.50%, 01/15/29(a)	630	529,154
6.50%, 07/15/48	425	318,569
EQT Corp.
6.13%, 02/01/25	775	776,821
5.68%, 10/01/25	5,975	5,945,958

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp. (continued)
3.90%, 10/01/27	$2,860	$2,640,253
5.00%, 01/15/29	880	826,107
7.00%, 02/01/30	1,340	1,389,741
3.63%, 05/15/31(a)	855	724,558
Exxon Mobil Corp.
2.02%, 08/16/24	300	286,973
2.99%, 03/19/25	950	915,045
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25	1,183	1,130,605
8.00%, 01/15/27	2,935	2,772,313
7.75%, 02/01/28	2,000	1,840,960
Global Partners LP/GLP Finance Corp.
7.00%, 08/01/27	400	379,851
6.88%, 01/15/29	3,970	3,636,798
Harbour Energy PLC, 5.50%, 10/15/26(a)	2,410	2,159,649
Harvest Midstream I LP, 7.50%, 09/01/28(a)	1,355	1,293,266
Hess Corp., 4.30%, 04/01/27	1,255	1,198,592
Hess Midstream Operations LP(a)
5.63%, 02/15/26	1,200	1,168,902
5.13%, 06/15/28	1,050	970,931
4.25%, 02/15/30	2,730	2,333,934
5.50%, 10/15/30	1,260	1,152,719
Hilcorp Energy I LP/Hilcorp Finance Co.(a)
6.25%, 11/01/28	120	108,600
6.00%, 02/01/31	1,065	918,625
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28(a)	7,733	7,040,945
Kinder Morgan Energy Partners LP, 3.50%, 09/01/23	5,430	5,372,084
Kinder Morgan, Inc.
5.63%, 11/15/23(a)	681	681,393
1.75%, 11/15/26	3,850	3,397,781
7.75%, 01/15/32	1,645	1,849,471
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(a)	2,000	1,920,000
Marathon Petroleum Corp.
3.63%, 09/15/24	3,720	3,620,009
4.70%, 05/01/25	4,690	4,618,288
MasTec, Inc., 6.63%, 08/15/29	1,491	1,334,445
Matador Resources Co., 5.88%, 09/15/26	1,195	1,148,944
MEG Energy Corp.(a)
7.13%, 02/01/27	3,250	3,314,649
5.88%, 02/01/29	5,525	5,210,213
MPLX LP
4.88%, 12/01/24	10,443	10,357,612
4.88%, 06/01/25	33,605	33,089,901
1.75%, 03/01/26	8,000	7,130,961
4.13%, 03/01/27	4,000	3,778,047
4.25%, 12/01/27	12,830	12,123,343
2.65%, 08/15/30	5,510	4,465,290
Murphy Oil Corp.
5.75%, 08/15/25	16	15,722
5.88%, 12/01/27	1,462	1,406,868
6.38%, 07/15/28	3,580	3,445,910
6.13%, 12/01/42	1,300	1,014,000
Murphy Oil USA, Inc.
5.63%, 05/01/27	500	485,505
4.75%, 09/15/29	900	823,527
3.75%, 02/15/31(a)	815	671,168

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Nabors Industries, Inc., 7.38%, 05/15/27(a)	$235	$227,643
New Fortress Energy, Inc.(a)
6.75%, 09/15/25	4,015	3,797,387
6.50%, 09/30/26	7,500	6,965,250
Northern Oil & Gas, Inc., 8.13%, 03/01/28(a)	4,255	4,085,625
Occidental Petroleum Corp.
5.50%, 12/01/25	420	418,576
8.50%, 07/15/27	265	285,354
8.88%, 07/15/30	415	468,537
6.63%, 09/01/30	4,500	4,650,210
6.13%, 01/01/31	3,340	3,370,693
6.45%, 09/15/36	4,200	4,284,000
ONEOK Partners LP
5.00%, 09/15/23	9,900	9,888,806
4.90%, 03/15/25	520	512,465
ONEOK, Inc.
2.75%, 09/01/24	155	148,387
2.20%, 09/15/25	6,880	6,321,058
5.85%, 01/15/26	8,156	8,253,677
4.00%, 07/13/27	15,600	14,676,593
6.35%, 01/15/31	2,330	2,367,152
Ovintiv Exploration, Inc., 5.38%, 01/01/26	605	598,959
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)	160	146,936
PDC Energy, Inc.
6.13%, 09/15/24	1,500	1,491,450
5.75%, 05/15/26	5,000	4,772,850
Permian Resources Operating LLC, 5.38%, 01/15/26(a)	1,032	939,414
Pioneer Natural Resources Co., 0.55%, 05/15/23	1,485	1,460,545
Range Resources Corp., 8.25%, 01/15/29	475	489,461
ROCC Holdings LLC, 9.25%, 08/15/26(a)	200	199,120
Rockcliff Energy II LLC, 5.50%, 10/15/29(a)	670	613,017
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	2,200	2,200,531
5.88%, 06/30/26	2,500	2,529,604
Shell International Finance BV, 2.00%, 11/07/24	790	751,054
SM Energy Co.
5.63%, 06/01/25	1,917	1,840,302
6.50%, 07/15/28	4,390	4,209,000
Southwestern Energy Co.
5.70%, 01/23/25	365	358,612
7.75%, 10/01/27	100	101,912
8.38%, 09/15/28	2,265	2,335,080
5.38%, 02/01/29	310	287,389
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	100	98,470
5.88%, 03/15/28	5,750	5,445,487
4.50%, 05/15/29	1,990	1,740,653
4.50%, 04/30/30	1,761	1,528,636
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp.(a)
5.50%, 01/15/28	650	576,446
6.00%, 12/31/30	755	652,871
Talos Production, Inc., 12.00%, 01/15/26	2,720	2,860,529
Targa Resources Corp.
5.20%, 07/01/27	9,680	9,487,677
4.20%, 02/01/33	2,315	1,991,741

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.50%, 07/15/27	$1,174	$1,181,443
5.00%, 01/15/28	4,159	3,967,514
6.88%, 01/15/29	200	201,592
5.50%, 03/01/30	350	329,322
4.88%, 02/01/31	8,140	7,350,013
4.00%, 01/15/32	1,630	1,371,466
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	9,646	10,294,838
3.25%, 05/15/30	1,100	954,573
Transocean Guardian Ltd., 5.88%, 01/15/24(a)	456	445,234
Transocean Pontus Ltd., 6.13%, 08/01/25(a)	61	60,353
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)	171	166,039
Transocean, Inc.
11.50%, 01/30/27(a)	500	501,250
8.00%, 02/01/27(a)	120	97,997
7.50%, 04/15/31	310	207,719
6.80%, 03/15/38	200	126,272
Valero Energy Corp., 2.80%, 12/01/31	2,000	1,630,042
Western Midstream Operating LP
4.65%, 07/01/26	750	711,795
4.75%, 08/15/28	500	456,645
4.30%, 02/01/30	6,700	5,848,564
5.45%, 04/01/44	4,500	3,738,240
5.30%, 03/01/48	1,250	1,027,784
5.50%, 02/01/50	535	440,733
Williams Cos., Inc.
4.30%, 03/04/24	4,875	4,816,033
4.00%, 09/15/25	3,000	2,915,899
2.60%, 03/15/31	10,710	8,667,099

		570,694,414

Personal Products — 0.0%
Coty, Inc., 5.00%, 04/15/26(a)	1,465	1,389,218

Pharmaceuticals — 0.9%
AbbVie, Inc.
2.60%, 11/21/24	8,417	8,052,202
3.80%, 03/15/25	1,730	1,686,075
3.60%, 05/14/25	4,680	4,535,608
3.20%, 05/14/26	16,594	15,711,665
2.95%, 11/21/26	3,818	3,550,679
Astrazeneca Finance LLC, 1.20%, 05/28/26	6,420	5,715,795
AstraZeneca PLC
3.50%, 08/17/23	100	99,148
3.38%, 11/16/25	1,150	1,109,632
0.70%, 04/08/26	1,200	1,054,947
3.13%, 06/12/27	5,300	4,976,602
Bristol-Myers Squibb Co.
3.90%, 02/20/28	2,426	2,335,869
1.45%, 11/13/30	1,670	1,320,038
Cigna Corp., 1.25%, 03/15/26	7,950	7,082,955
CVS Health Corp.
2.63%, 08/15/24	85	81,652
6.25%, 06/01/27	1,780	1,866,805
1.30%, 08/21/27	5,331	4,513,410
Merck & Co., Inc.
0.75%, 02/24/26	1,095	969,515
1.70%, 06/10/27	3,122	2,767,723
2.15%, 12/10/31	1,500	1,224,891

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Novartis Capital Corp.
3.10%, 05/17/27	$3,085	$2,923,133
2.20%, 08/14/30	180	153,096
Viatris, Inc., 1.65%, 06/22/25	370	335,106
Zoetis, Inc.
3.00%, 09/12/27	11,280	10,428,215
3.90%, 08/20/28	250	237,471
2.00%, 05/15/30	2,215	1,797,548

		84,529,780

Real Estate — 0.0%
American Tower Corp., 3.13%, 01/15/27	1,310	1,200,263
VICI Properties LP/VICI Note Co., Inc., 5.75%, 02/01/27(a)	160	155,962

		1,356,225

Real Estate Management & Development — 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	8,250	8,144,820
Howard Hughes Corp.(a)
5.38%, 08/01/28	2,250	2,026,643
4.38%, 02/01/31	1,730	1,399,689
Kennedy-Wilson, Inc.
4.75%, 02/01/30	5,000	3,812,500
5.00%, 03/01/31	4,250	3,199,157
Starwood Property Trust, Inc., 4.38%, 01/15/27(a)	1,305	1,141,973
		19,724,782

Road & Rail — 0.1%
Kansas City Southern, 2.88%, 11/15/29	45	38,863
Union Pacific Corp.
3.75%, 07/15/25	2,805	2,725,306
2.75%, 03/01/26	3,690	3,489,296

		6,253,465

Semiconductors & Semiconductor Equipment — 1.1%
Amkor Technology, Inc., 6.63%, 09/15/27(a)	600	593,771
Analog Devices, Inc.
2.95%, 04/01/25	80	76,944
3.50%, 12/05/26	1,849	1,763,231
1.70%, 10/01/28	1,770	1,499,756
2.10%, 10/01/31	1,335	1,077,965
Atkore, Inc., 4.25%, 06/01/31(a)	2,515	2,156,612
Barings BDC, Inc., 3.30%, 11/23/26	1,715	1,453,597
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/24	9,310	9,150,414
3.88%, 01/15/27	23,025	21,779,121
Broadcom, Inc.
3.15%, 11/15/25	520	492,561
3.46%, 09/15/26	19,619	18,485,675
1.95%, 02/15/28(a)	2,460	2,077,765
4.00%, 04/15/29(a)	8,000	7,267,539
Flex Ltd.
3.75%, 02/01/26	100	94,081
4.88%, 06/15/29	6,955	6,548,567
Goldman Sachs Group, Inc., 5.70%, 11/01/24	7,665	7,756,228
Honeywell International, Inc., 2.30%, 08/15/24	380	364,839
Intel Corp., 3.40%, 03/25/25	2,850	2,778,379
Jabil, Inc.
1.70%, 04/15/26	2,580	2,286,257
4.25%, 05/15/27	4,140	3,914,683
Microchip Technology, Inc., 4.25%, 09/01/25	1,210	1,174,598
Micron Technology, Inc.
4.98%, 02/06/26	1,663	1,635,888

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc. (continued)
6.75%, 11/01/29	$350	$355,522
4.66%, 02/15/30	550	498,836
NVIDIA Corp., 2.85%, 04/01/30	25	21,808
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25	4,205	3,949,546
ON Semiconductor Corp., 3.88%, 09/01/28(a)	2,886	2,518,297
Sensata Technologies BV, 5.00%, 10/01/25(a)	25	24,415
Sensata Technologies, Inc.(a)
4.38%, 02/15/30	1,275	1,109,893
3.75%, 02/15/31	500	411,320
Texas Instruments, Inc.
1.38%, 03/12/25	315	294,096
1.13%, 09/15/26	905	798,896
1.75%, 05/04/30	145	119,200
1.90%, 09/15/31	2,445	1,978,605
		106,508,905

Software — 0.4%
Activision Blizzard, Inc., 1.35%, 09/15/30	250	195,357
Black Knight InfoServ LLC, 3.63%, 09/01/28(a)	2,440	2,116,700
Electronic Arts, Inc., 1.85%, 02/15/31	2,000	1,571,973
Intuit, Inc.
1.35%, 07/15/27	805	696,227
1.65%, 07/15/30	438	351,235
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(a)	3,260	2,708,084
MSCI, Inc.(a)
4.00%, 11/15/29	3,745	3,262,025
3.63%, 09/01/30	1,700	1,413,125
3.88%, 02/15/31	1,415	1,176,466
3.25%, 08/15/33	3,125	2,413,308
Open Text Corp.(a)
3.88%, 02/15/28	305	261,730
3.88%, 12/01/29	685	550,869
Open Text Holdings, Inc., 4.13%, 12/01/31(a)	665	516,901
Oracle Corp.
3.40%, 07/08/24	1,710	1,668,263
2.95%, 11/15/24	6,000	5,766,356
1.65%, 03/25/26	4,960	4,440,298
PTC, Inc.(a)
3.63%, 02/15/25	50	47,622
4.00%, 02/15/28	1,045	940,534
Roper Technologies, Inc.
3.65%, 09/15/23	830	821,146
2.35%, 09/15/24	90	85,930
1.00%, 09/15/25	590	528,618
2.00%, 06/30/30	75	60,105
ServiceNow, Inc., 1.40%, 09/01/30	1,000	765,017
SS&C Technologies, Inc., 5.50%, 09/30/27(a)	4,700	4,401,062
VMware, Inc.
1.00%, 08/15/24	2,425	2,256,454
4.50%, 05/15/25	540	529,530
4.65%, 05/15/27	2,000	1,935,824
		41,480,759

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Specialty Retail — 0.0%
Abercrombie & Fitch Management Co., 8.75%, 07/15/25(a)	$1,500	$1,469,936
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	24,082

		1,494,018

Technology Hardware, Storage & Peripherals — 0.2%
Adobe, Inc.
1.90%, 02/01/25	175	165,319
2.15%, 02/01/27	490	445,951
2.30%, 02/01/30	2,130	1,816,185
Apple, Inc.
1.80%, 09/11/24	340	323,654
1.40%, 08/05/28	2,390	2,024,573
3.35%, 08/08/32	2,195	1,992,573
Dell International LLC/EMC Corp.
4.00%, 07/15/24	810	796,048
5.85%, 07/15/25	2,720	2,748,914
6.10%, 07/15/27	4,285	4,402,212
Fortinet, Inc.
1.00%, 03/15/26	5,000	4,376,373
2.20%, 03/15/31	2,000	1,539,475
Western Digital Corp., 4.75%, 02/15/26	940	885,217

		21,516,494

Thrifts & Mortgage Finance — 0.2%
MGIC Investment Corp., 5.25%, 08/15/28	4,000	3,688,340
Nationstar Mortgage Holdings, Inc.(a)
6.00%, 01/15/27	1,090	975,550
5.50%, 08/15/28	640	521,864
5.13%, 12/15/30	1,455	1,123,751
5.75%, 11/15/31	3,950	3,071,125
PennyMac Financial Services, Inc., 5.75%, 09/15/31(a)	750	594,761
Radian Group, Inc.
4.50%, 10/01/24	50	48,228
6.63%, 03/15/25	2,095	2,066,717
United Wholesale Mortgage LLC(a)
5.75%, 06/15/27	605	520,839
5.50%, 04/15/29	2,010	1,598,915

		14,210,090

Tobacco — 1.5%
Altria Group, Inc.
2.35%, 05/06/25	21,059	19,835,728
2.63%, 09/16/26	13,420	12,304,942
4.80%, 02/14/29	70	67,167
3.40%, 05/06/30	265	226,509
BAT Capital Corp.
3.22%, 08/15/24	9,282	8,937,517
3.56%, 08/15/27	11,220	10,250,165
2.26%, 03/25/28	2,986	2,478,149
4.91%, 04/02/30	4,479	4,100,874
7.75%, 10/19/32	2,315	2,489,956
BAT International Finance PLC
3.95%, 06/15/25(a)	660	633,849
1.67%, 03/25/26	5,000	4,430,272
4.45%, 03/16/28	3,020	2,797,007
Philip Morris International, Inc.
2.13%, 05/10/23	500	495,106
2.88%, 05/01/24	500	485,178
3.25%, 11/10/24	25	24,183
5.13%, 11/15/24	6,630	6,638,764

Security	Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc. (continued)
1.50%, 05/01/25	$630	$583,190
0.88%, 05/01/26	8,000	7,028,122
3.13%, 08/17/27	50	46,320
3.38%, 08/15/29	4,050	3,646,806
5.63%, 11/17/29	19,710	19,995,369
2.10%, 05/01/30	790	638,880
5.75%, 11/17/32	7,800	7,951,524
Reynolds American, Inc., 4.45%, 06/12/25	14,757	14,436,142
Vector Group Ltd.(a)
10.50%, 11/01/26	2,065	2,049,946
5.75%, 02/01/29	7,285	6,316,532

		138,888,197

Transportation Infrastructure — 0.0%
United Parcel Service, Inc., 4.45%, 04/01/30	1,200	1,181,162

Utilities — 0.1%
American Water Capital Corp., 4.45%, 06/01/32	2,055	1,966,034
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28(a)	1,000	886,484
Essential Utilities, Inc.
3.57%, 05/01/29	55	49,335
2.70%, 04/15/30	220	184,522
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(a)	490	439,351
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(a)	595	591,805
TransAlta Corp., 6.50%, 03/15/40	200	183,166
Vistra Operations Co. LLC(a)
5.63%, 02/15/27	4,100	3,889,516
5.00%, 07/31/27	1,500	1,392,140

		9,582,353

Wireless Telecommunication Services — 1.1%
American Tower Corp.
1.30%, 09/15/25	515	464,878
3.55%, 07/15/27	11,250	10,417,496
Crown Castle, Inc., 1.35%, 07/15/25	15,245	13,868,487
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23	850	847,046
5.75%, 06/01/28	1,750	1,715,927
5.30%, 01/15/29	515	487,365
Realty Income Corp., 5.63%, 10/13/32	1,905	1,934,771
Rogers Communications, Inc.(a)
3.20%, 03/15/27	4,215	3,899,996
3.80%, 03/15/32	3,925	3,387,093
SBA Communications Corp.
3.13%, 02/01/29	3,300	2,743,917
3.88%, 02/15/27	100	90,351
Sprint LLC
7.88%, 09/15/23	750	760,489
7.13%, 06/15/24	1,500	1,529,310
7.63%, 02/15/25	500	516,167
7.63%, 03/01/26	25	26,308
T-Mobile USA, Inc.
3.50%, 04/15/25	15,900	15,291,113
2.05%, 02/15/28	6,900	5,925,941
2.88%, 02/15/31	4,975	4,110,983
3.50%, 04/15/31	4,760	4,111,685
5.20%, 01/15/33	19,025	18,853,468
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/25(a)	1,500	1,451,839

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
VICI Properties LP/VICI Note Co., Inc.(a)
5.63%, 05/01/24	$1,050	$1,039,773
4.63%, 06/15/25	8,410	8,063,087
3.75%, 02/15/27	615	558,263
4.63%, 12/01/29	100	91,000
4.13%, 08/15/30	300	262,550
Vmed O2 U.K. Financing I PLC(a)
4.25%, 01/31/31	900	728,563
4.75%, 07/15/31	6,300	5,117,805

		108,295,671

Total Corporate Bonds — 43.9% (Cost: $4,455,139,644)		4,167,543,785

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(b) — 14.8%
Connecticut Avenue Securities Trust(a)
2020, Class 2M2, (1 mo. LIBOR US + 2.00%), 6.39%, 01/25/40	75,967	74,820,538
Series 2018-R07, Class 1M2C, (1 mo. LIBOR US + 2.40%), 6.79%, 04/25/31	1,866	1,855,267
Series 2019-HRP1, (1 mo. LIBOR US + 2.15%), 6.54%, 11/25/39	17,926	17,519,101
Series 2019-HRP1, Class M2, (1 mo. LIBOR US + 2.15%), 6.54%, 11/25/39	40,312	39,399,906
Series 2019-R01, Class 2M2, (1 mo. LIBOR US + 2.45%), 6.84%, 07/25/31	23,140	23,081,467
Series 2019-R01, Class 2M2C, (1 mo. LIBOR US + 2.45%), 6.84%, 07/25/31	6,132	6,133,976
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 6.69%, 08/25/31	1,711	1,709,281
Series 2019-R03, Class 1M2, (1 mo. LIBOR US + 2.15%), 6.54%, 09/25/31	1,631	1,627,229
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 6.49%, 09/25/39	2,160	2,157,115
Series 2019-R06, Class 2M2C, (1 mo. LIBOR US + 2.10%), 6.49%, 09/25/39	556	556,103
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.10%), 6.49%, 10/25/39	15,883	15,843,810
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 6.79%, 04/25/31	14,576	14,539,617
Series 2020-R01, Class 1M2, (1 mo. LIBOR US + 2.05%), 6.44%, 01/25/40	46,010	45,692,805
Series 2020-SBT1, Class 1M2, (1 mo. LIBOR US + 3.65%), 8.04%, 02/25/40	30,015	29,643,379
Series 2020-SBT1, Class 2M2, (1 mo. LIBOR US + 3.65%), 8.04%, 02/25/40	16,367	16,454,750
Series 2021-R01, Class 1B1, (30 day SOFR + 3.10%), 7.03%, 10/25/41	5,960	5,601,345
Series 2021-R03, Class 1B1, (30 day SOFR + 2.75%), 6.68%, 12/25/41	8,360	7,712,100
Series 2022-R01, Class 1B1, (30 day SOFR + 3.15%), 7.08%, 12/25/41	7,900	7,415,130
Series 2022-R01, Class 1M1, (30 day SOFR + 1.00%), 4.93%, 12/25/41	31,148	30,750,614
Series 2022-R02, Class 2M1, (30 day SOFR + 1.20%), 5.13%, 01/25/42	9,026	8,827,889
Series 2022-R04, Class 1B1, (30 day SOFR + 5.25%), 9.18%, 03/25/42	7,350	7,350,031

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(a) (continued)
Series 2022-R04, Class 1M1, (30 day SOFR + 2.00%), 5.93%, 03/25/42	$20,960	$20,885,769
Series 2022-R05, Class M1, (30 day SOFR + 1.90%), 5.83%, 04/25/42	39,008	38,638,398
Series 2022-R06, Class 1M1, (30 day SOFR + 2.75%), 6.68%, 05/25/42	17,066	17,278,289
Series 2022-R07, Class 1M1, (30 day SOFR + 2.95%), 6.89%, 06/25/42	78,279	78,969,908
Series 2022-R08, Class 1M1, (30 day SOFR + 2.55%), 6.48%, 07/25/42	15,317	15,364,764
Series 2M, Class 2C, (1 mo. LIBOR US + 2.00%), 6.39%, 01/25/40	6,471	6,373,469
Fannie Mae Connecticut Avenue Securities
Series 2014-C01, Class M2, (1 mo. LIBOR US + 4.40%), 8.79%, 01/25/24	3,421	3,511,349
Series 2017-C01, Class 1M2C, (1 mo. LIBOR US + 3.55%), 7.94%, 07/25/29	3,350	3,364,921
Series 2017-C03, Class 1M2C, (1 mo. LIBOR US + 3.00%), 7.39%, 10/25/29	2,118	2,132,560
Series 2017-C05, Class 1EB3, (1 mo. LIBOR US + 1.20%), 5.59%, 01/25/30	4,300	4,288,017
Series 2017-C06, Class 1M2C, (1 mo. LIBOR US + 2.65%), 7.04%, 02/25/30	5,179	5,072,716
Series 2017-C06, Class 2B1, (1 mo. LIBOR US + 4.45%), 8.84%, 02/25/30	5,710	5,900,617
Series 2017-C06, Class 2M2C, (1 mo. LIBOR US + 2.80%), 7.19%, 02/25/30	3,642	3,662,850
Series 2017-C07, Class 1M2C, (1 mo. LIBOR US + 2.40%), 6.79%, 05/25/30	11,672	11,474,117
Series 2017-C07, Class 2B1, (1 mo. LIBOR US + 4.45%), 8.84%, 05/25/30	6,008	6,190,266
Series 2018-C01, Class 1ED2, (1 mo. LIBOR US + 0.85%), 5.24%, 07/25/30	343	340,629
Series 2018-C01, Class 1M2, (1 mo. LIBOR US + 2.25%), 6.64%, 07/25/30	1,041	1,030,144
Series 2018-C01, Class 1M2C, (1 mo. LIBOR US + 2.25%), 6.64%, 07/25/30	5,420	5,387,482
Series 2018-C02, Class 2M2, (1 mo. LIBOR US + 2.20%), 6.59%, 08/25/30	1,750	1,727,627
Series 2018-C03, Class 1B1, (1 mo. LIBOR US + 3.75%), 8.14%, 10/25/30	30,822	31,128,845
Series 2018-C03, Class 1M2C, (1 mo. LIBOR US + 2.15%), 6.54%, 10/25/30	1,537	1,560,284
Series 2021-R02, Class 2M1, (30 day SOFR + 0.90%), 4.83%, 11/25/41(a)	4,684	4,598,579
Freddie Mac STACR REMIC Trust(a)
(30 day SOFR + 2.30%), 6.23%, 08/25/42	41,529	41,480,829
Series 2020-DNA1, Class B1, (1 mo. LIBOR US + 2.30%), 6.69%, 01/25/50	3,000	2,828,833
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 6.09%, 01/25/50	9,308	9,278,739
Series 2020-DNA2, Class M2, (1 mo. LIBOR US + 1.85%), 6.24%, 02/25/50	43,158	43,063,054
Series 2020-DNA3, Class B1, (1 mo. LIBOR US + 5.10%), 9.49%, 06/25/50	12,530	13,054,312
Series 2020-DNA4, Class B1, (1 mo. LIBOR US + 6.00%), 10.39%, 08/25/50	4,425	4,704,843
Series 2020-DNA5, Class M2, (30 day SOFR + 2.80%), 6.73%, 10/25/50	10,159	10,239,075

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust(a) (continued)
Series 2020-DNA6, Class M2, (30 day SOFR + 2.00%), 5.93%, 12/25/50	$14,498	$14,397,319
Series 2020-HQA1, Class B1, (1 mo. LIBOR US + 2.35%), 6.74%, 01/25/50	7,825	7,267,352
Series 2020-HQA2, Class M2, (1 mo. LIBOR US + 3.10%), 7.49%, 03/25/50	86,299	87,495,633
Series 2020-HQA3, Class B1, (1 mo. LIBOR US + 5.75%), 10.14%, 07/25/50	17,007	17,391,833
Series 2020-HQA4, Class M2, (1 mo. LIBOR US + 3.15%), 7.54%, 09/25/50	230	230,493
Series 2021-DNA1, Class M2, (30 day SOFR + 1.80%), 5.73%, 01/25/51	19,804	19,333,204
Series 2021-DNA5, Class M2, (30 day SOFR + 1.65%), 5.58%, 01/25/34	6,223	6,137,216
Series 2021-DNA6, Class B1, (30 day SOFR + 3.40%), 7.33%, 10/25/41	13,250	12,350,333
Series 2021-DNA6, Class M1, (30 day SOFR + 0.80%), 4.73%, 10/25/41	3,762	3,713,016
Series 2021-DNA7, Class B1, (30 day SOFR + 3.65%), 7.58%, 11/25/41	24,636	22,881,905
Series 2021-DNA7, Class M1, (30 day SOFR + 0.85%), 4.78%, 11/25/41	44,164	43,401,116
Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 4.63%, 08/25/33	1,133	1,126,849
Series 2021-HQA3, Class M1, (30 day SOFR + 0.85%), 4.78%, 09/25/41	23,221	22,168,593
Series 2022-DNA1, Class M1A, (30 day SOFR + 1.00%), 4.93%, 01/25/42	7,826	7,625,526
Series 2022-DNA2, Class M1A, (30 day SOFR + 1.30%), 5.23%, 02/25/42	4,454	4,380,610
Series 2022-DNA3, Class M1A, (30 day SOFR + 2.00%), 5.93%, 04/25/42	6,248	6,216,622
Series 2022-DNA4, Class M1A, (30 day SOFR + 2.20%), 6.13%, 05/25/42	2,043	2,036,320
Series 2022-DNA5, Class M1A, (30 day SOFR + 2.95%), 6.88%, 06/25/42	58,901	59,592,777
Series 2022-DNA6, Class M1A, (30 day SOFR + 2.15%), 6.08%, 09/25/42	17,457	17,467,892
Series 2022-HQA1, Class M1A, (30 day SOFR + 2.10%), 6.03%, 03/25/42	59,262	58,503,718
Freddie Mac STACR Trust(a)
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 6.69%, 10/25/48	21,459	20,920,684
Series 2019-DNA2, Class M2, (1 mo. LIBOR US + 2.45%), 6.84%, 03/25/49	9,541	9,444,985
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2, (1 mo. LIBOR US + 4.25%), 8.64%, 11/25/23	524	530,704
Series 2014-DN2, Class M3, (1 mo. LIBOR US + 3.60%), 7.99%, 04/25/24	25,633	25,932,246
Series 2016-HQA2, Class M3, (1 mo. LIBOR US + 5.15%), 9.54%, 11/25/28	6,924	7,158,817
Series 2017-HQA1, Class B1, (1 mo. LIBOR US + 5.00%), 9.39%, 08/25/29	3,790	3,979,386
Series 2017-HQA1, Class M2, (1 mo. LIBOR US + 3.55%), 7.94%, 08/25/29	6,208	6,410,260

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2017-HQA3, Class M2, (1 mo. LIBOR US + 2.35%), 6.74%, 04/25/30	$5,675	$5,694,194
Series 2018-HQA1, Class B1, (1 mo. LIBOR US + 4.35%), 8.74%, 09/25/30	8,820	9,094,695
Series 2018-HQA1, Class M2, (1 mo. LIBOR US + 2.30%), 6.69%, 09/25/30	78,632	78,903,753
Series 2018-SPI1, Class M2, 3.78%, 02/25/48(a).	45	41,977
Series 2018-SPI2, Class M2, 3.84%, 05/25/48(a).	63	59,244
Series 2020-HQA5, Class M2, (30 day SOFR + 2.60%), 6.53%, 11/25/50(a)	6,552	6,538,651
Series 2021-DNA2, Class M1, 30 day SOFR + 0.80%), 4.73%, 08/25/33(a)	1,385	1,381,159
Series 2022-HQA2, Class M1A, (30 day SOFR + 2.65%), 6.58%, 07/25/42(a)	45,487	45,712,608
STACR Trust(a)
Series 2018-DNA3, Class M2A, (1 mo. LIBOR US + 2.10%), 6.49%, 09/25/48	1,312	1,314,428
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 6.04%, 04/25/43	2,282	2,278,589
Series 2018-HRP2, Class M3, (1 mo. LIBOR US + 2.40%), 6.79%, 02/25/47	11,503	11,184,679

		1,402,522,124

Commercial Mortgage-Backed Securities — 0.0%
CFCRE Commercial Mortgage Trust, Series 2016- C4, Class AM, 3.69%, 05/10/58	160	146,683

Mortgage-Backed Securities — 0.1%
Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, (1 mo. LIBOR US + 3.75%), 8.14%, 03/25/50(a)(b)	5,000	4,617,719

Total Non-Agency Mortgage-Backed Securities — 14.9%
(Cost: $1,413,669,235)		1,407,286,526

Preferred Securities

Capital Trust — 0.0%

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 7.00%, 04/04/79(b)	200	201,086

Total Preferred Securities — 0.0% (Cost: $229,843)		201,086

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(b) — 2.5%
Fannie Mae Connecticut Avenue Securities
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 4.90%), 9.29%, 11/25/24	1,452	1,489,662
Series 2017-C03, Class 1B1, (1 mo. LIBOR US + 4.85%), 9.24%, 10/25/29	30,687	32,395,828
Series 2017-C04, Class 2B1, (1 mo. LIBOR US + 5.05%), 9.44%, 11/25/29	28,278	29,380,121
Series 2017-C05, Class 1B1, (1 mo. LIBOR US + 3.60%), 7.99%, 01/25/30	29,985	30,339,090
Series 2018-C02, Class 2B1, (1 mo. LIBOR US + 4.00%), 8.39%, 08/25/30	21,475	21,841,142
Series 2018-C04, Class 2M2, (1 mo. LIBOR US + 2.55%), 6.94%, 12/25/30	2,806	2,774,575

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Fannie Mae Connecticut Avenue Securities (continued)
Series 2018-C05, Class 1B1, (1 mo. LIBOR US + 4.25%), 8.64%, 01/25/31	$4,344	$4,484,683
Freddie Mac STACR REMIC Trust(a)
Series 2019-HQA4, Class M2, (1 mo. LIBOR US + 2.05%), 6.44%, 11/25/49	3,430	3,421,584
Series 2020-HQA1, Class M2, (1 mo. LIBOR US + 1.90%), 6.29%, 01/25/50	12,656	12,538,111
Freddie Mac STACR Trust(a)
Series 2019-DNA4, Class M2, (1 mo. LIBOR US + 1.95%), 6.34%, 10/25/49	3,731	3,731,440
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 5.34%, 11/25/48	306	302,354
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1, Class B1, (1 mo. LIBOR US + 4.95%), 9.34%, 07/25/29	20,401	21,738,120
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 9.54%, 10/25/29	22,769	24,464,047
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.45%), 8.84%, 03/25/30	16,801	17,680,281
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 6.89%, 03/25/30	952	944,459
Series 2017-HQA2, Class B1, (1 mo. LIBOR US + 4.75%), 9.14%, 12/25/29	6,180	6,426,275
Series 2017-HQA3, Class B1, (1 mo. LIBOR US + 4.45%), 8.84%, 04/25/30	3,160	3,283,343
Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 7.54%, 07/25/30	19,661	19,828,984

		237,064,099

Mortgage-Backed Securities — 37.2%
Fannie Mae Mortgage-Backed Securities
2.00%, 01/01/37	34,940	31,119,366
4.00%, 02/01/47 - 02/01/57	71	68,093
4.50%, 05/01/52 - 10/01/52	7,987	7,760,839
5.00%, 10/01/52 - 12/01/52	12,107	12,054,003
5.50%, 12/01/52	877	890,659
Freddie Mac Mortgage-Backed Securities
4.50%, 05/01/42 - 01/01/49	92	90,150
3.50%, 10/01/44 - 04/01/50	15,716	14,551,273
3.00%, 03/01/46 - 02/01/47	6,275	5,620,180
4.00%, 10/01/46 - 01/01/49	47	44,278
5.00%, 08/01/52 - 11/01/52	11,233	11,123,473
5.50%, 11/01/52 - 12/01/52	3,721	3,781,668
Ginnie Mae Mortgage-Backed Securities
3.50%, 06/20/42 - 01/23/53(d)	126,026	116,321,366
3.00%, 05/20/45 - 01/23/53(d)	137,633	123,140,713
2.50%, 12/20/46 - 01/23/53	163,644	141,778,013
4.00%, 11/20/47 - 01/23/53(d)	67,982	64,390,894
4.50%, 10/20/48 - 01/23/53(d)	35,508	34,464,907
5.00%, 12/20/48 - 01/23/53	13,125	13,016,565
2.00%, 09/20/50 - 01/23/53	184,511	154,873,399
5.50%, 12/20/52 - 01/23/53	1,300	1,307,673
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, (1 mo. LIBOR US + 3.25%), 7.64%, 10/25/49(a)(b)	17,643	16,565,081

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
3.00%, 03/01/30 - 01/12/53(d)	$333,267	$297,740,010
2.50%, 04/01/32 - 01/12/53(d)	645,162	554,630,053
2.00%, 12/01/35 - 01/12/53(d)	918,664	763,111,274
1.50%, 03/01/37 - 01/12/53	62,280	50,894,389
3.50%, 01/17/38 - 07/01/52(d)	197,614	182,449,284
4.00%, 01/17/38 - 01/12/53(d)	830,686	780,541,421
4.50%, 01/17/38 - 01/12/53(d)	96,289	92,888,568
5.00%, 02/01/41 - 01/12/53(d)	32,546	32,070,863
5.50%, 01/12/53(d)	23,350	23,407,595

		3,530,696,050

Total U.S. Government Sponsored Agency Securities — 39.7% (Cost: $4,010,596,008)		3,767,760,149

Total Long-Term Investments — 102.2% (Cost: $10,211,373,584)		9,692,120,700

	Shares

Short-Term Securities

Money Market Funds — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(e)(f)	376,612,442	376,612,442

	Par (000)

U.S. Treasury Obligations — 12.3%
U.S. Treasury Bills(g)
0.64%, 01/26/23	$190,000	189,528,950
4.33%, 02/28/23	560,000	556,265,656
4.39%, 03/02/23	150,000	148,975,605
4.29%, 03/09/23	275,000	272,893,110

		1,167,663,321

Total Short-Term Securities — 16.3% (Cost: $1,543,940,757)		1,544,275,763

Total Investments Before TBA Sale Commitments — 118.5%
(Cost: $11,755,314,341)		11,236,396,463

TBA Sale Commitments(d)

Mortgage-Backed Securities — (5.8)%
Ginnie Mae Mortgage-Backed Securities
3.50%, 01/23/53	(9,969)	(9,157,675)
5.00%, 01/23/53	(100)	(99,073)
5.50%, 01/23/53	(650)	(653,635)
Uniform Mortgage-Backed Securities
2.00%, 01/12/53	(5,000)	(4,067,301)
2.50%, 01/12/53	(590,625)	(499,972,514)
4.00%, 01/12/53	(25,528)	(23,936,583)

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
5.00%, 01/12/53	$(3,607)	$(3,553,694)
5.50%, 01/12/53	(4,598)	(4,609,341)

Total TBA Sale Commitments — (5.8)% (Proceeds: $(560,058,466))		(546,049,816)

Total Investments, Net of TBA Sale Commitments — 112.7% (Cost: $11,195,255,875)		10,690,346,647

Liabilities in Excess of Other Assets — (12.7)%		(1,204,455,821)

Net Assets — 100.0%		$9,485,890,826

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Perpetual security with no stated maturity date.
(d)	Represents or includes a TBA transaction.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquid Environmentally Aware Fund(a)	$ 150,039,454	$ —	$(150,013,506)(b)		$ (130,872)	$ 104,924	$ —	—	$ 160,505	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,979,641,442	—	(1,603,029,000	)(b)	—	—	376,612,442	376,612,442	2,844,389	—

					$ (130,872)	$ 104,924	$376,612,442		$3,004,894	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Canadian Bond	1,817	03/22/23	$164,456	$(5,926,473)
Ultra U.S. Treasury Bond	373	03/22/23	49,807	(4,655,550)

				(10,582,023)

Short Contracts
Euro BTP	506	03/08/23	58,996	4,925,785
Euro Bund	2,416	03/08/23	343,784	23,870,497
Euro OAT	1,531	03/08/23	208,627	16,231,656
10-Year Australian Treasury Bonds	993	03/15/23	78,210	2,699,031
10-Year U.S. Treasury Note	322	03/22/23	36,109	610,322
10-Year U.S. Ultra Long Treasury Note	2,866	03/22/23	337,875	3,109,487
U.S. Long Bond	4,133	03/22/23	515,333	6,147,424
Long Gilt	314	03/29/23	37,923	2,157,644
2-Year U.S. Treasury Note	823	03/31/23	168,715	(116,848)
5-Year U.S. Treasury Note	12,958	03/31/23	1,397,237	1,194,468

				60,829,466

				$50,247,443

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	716,967	CAD	970,000	Deutsche Bank AG	03/15/23	$169
USD	495,238	CAD	670,000	HSBC Bank PLC	03/15/23	131
USD	5,585,300	GBP	4,530,000	State Street Bank and Trust Co.	03/15/23	99,231
USD	18,676,511	HKD	145,400,000	Societe Generale	03/15/23	23,793
USD	1,279,842	NZD	2,000,000	Citibank N.A.	03/15/23	9,033
USD	7,930,050	SEK	81,340,000	Deutsche Bank AG	03/15/23	103,894

						236,251

USD	2,738,283	AUD	4,030,000	Bank of America N.A.	03/15/23	(13,288)
USD	885,987	AUD	1,320,000	HSBC Bank PLC	03/15/23	(15,272)
USD	1,524,147	CAD	2,070,000	BNP Paribas SA	03/15/23	(5,513)
USD	538,654	CAD	730,000	Deutsche Bank AG	03/15/23	(792)
USD	844,631	CAD	1,150,000	Deutsche Bank AG	03/15/23	(5,180)
USD	581,265	CAD	790,000	Royal Bank of Canada	03/15/23	(2,518)
USD	1,759,945	EUR	1,640,000	Morgan Stanley & Co. International PLC	03/15/23	(4,013)
USD	3,822,016	EUR	3,600,000	Societe Generale	03/15/23	(50,086)

						(96,662)

						$139,589

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD	300,900	$(2,253,932)	$1,934,835	$(4,188,767)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1	1.00%	Quarterly	12/20/27	BBB+	USD	327,000	$2,715,075	$469,868	$2,245,207

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
2.05%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	02/15/32	EUR	22,710	$2,637,590	$34,939	$2,602,651
2.74%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	06/15/32	EUR	25,200	299,128	562	298,566

							$2,936,718	$35,501	$2,901,217

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.24%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	03/08/28	MXN	127,630	$117,778	$59	$117,719
8.30%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	03/08/28	MXN	158,070	126,801	73	126,728

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.91%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	03/08/28	MXN	58,350	$(25,336)	$26	$(25,362)
9.00%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	03/08/28	MXN	573,670	(352,888)	255	(353,143)
9.07%	Monthly	1-Month MXIBOR, 10.77%	Monthly	N/A	03/08/28	MXN	369,990	(275,944)	165	(276,109)
3-Month KRW CDC, 3.98%	Quarterly	0.00%	Quarterly	N/A	03/15/28	KRW	4,470,890	24,962	38	24,924
1-Day SSARON, 0.94%	Annual	1.41%	Annual	N/A	03/15/28	CHF	14,590	(367,090)	26,523	(393,613)
1-Day SSARON, 0.94%	Annual	1.54%	Annual	N/A	03/15/28	CHF	20,960	(395,814)	248	(396,062)
1-Day SSARON, 0.94%	Annual	1.56%	Annual	N/A	03/15/28	CHF	18,440	(322,239)	52,976	(375,215)
1-Day SSARON, 0.94%	Annual	1.59%	Annual	N/A	03/15/28	CHF	20,610	(326,549)	11,255	(337,804)
1-Day SSARON, 0.94%	Annual	1.70%	Annual	N/A	03/15/28	CHF	13,850	(145,129)	167	(145,296)
1-Day SSARON, 0.94%	Annual	1.71%	Annual	N/A	03/15/28	CHF	6,720	(65,710)	75	(65,785)
1-Day SSARON, 0.94%	Annual	1.73%	Annual	N/A	03/15/28	CHF	20,120	(172,821)	71,242	(244,063)
1-Day SSARON, 0.94%	Annual	1.73%	Annual	N/A	03/15/28	CHF	4,690	(42,453)	52	(42,505)
1-Day SSARON, 0.94%	Annual	2.06%	Annual	N/A	03/15/28	CHF	26,570	225,465	298	225,167
1-Day SSARON, 0.94%	Annual	2.06%	Annual	N/A	03/15/28	CHF	23,450	190,474	264	190,210
1-Day SSARON, 0.94%	Annual	2.10%	Annual	N/A	03/15/28	CHF	16,680	169,236	189	169,047
1-Day THOR, 1.25%	Quarterly	2.21%	Quarterly	N/A	03/15/28	THB	712,010	(45,443)	227	(45,670)
1-Day THOR, 1.25%	Quarterly	2.24%	Quarterly	N/A	03/15/28	THB	284,920	(6,869)	90	(6,959)
1-Day THOR, 1.25%	Quarterly	2.26%	Quarterly	N/A	03/15/28	THB	284,920	3,860	90	3,770
2.92%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	N/A	03/15/28	SGD	12,200	76,211	101	76,110
2.92%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	N/A	03/15/28	SGD	12,200	77,468	101	77,367
3.01%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	N/A	03/15/28	SGD	89,550	279,580	715	278,865
3.03%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	N/A	03/15/28	SGD	6,300	15,126	52	15,074
6-Month EURIBOR, 2.69%	Semi-Annual	3.04%	Annual	N/A	03/15/28	EUR	7,300	(82,695)	86	(82,781)
3.11%	Annual	3-Month STIBOR, 2.70%	Quarterly	N/A	03/15/28	SEK	167,790	130,460	15,831	114,629
3.19%	Annual	3-Month STIBOR, 2.70%	Quarterly	N/A	03/15/28	SEK	79,560	36,182	79	36,103
3.20%	Annual	3-Month STIBOR, 2.70%	Quarterly	N/A	03/15/28	SEK	53,450	20,584	54	20,530
3.23%	Annual	3-Month STIBOR, 2.70%	Quarterly	N/A	03/15/28	SEK	113,080	29,574	(20,626)	50,200
3.24%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	N/A	03/15/28	SGD	30,850	(147,326)	244	(147,570)
		3-Month Canada Bank
3.26%	Semi-Annual	Acceptance, 4.94%	Semi-Annual	N/A	03/15/28	CAD	42,980	589,022	6,052	582,970
3.29%	Annual	3-Month STIBOR, 2.70%	Quarterly	N/A	03/15/28	SEK	203,550	5,692	203	5,489
1-Day SOFR, 4.32%	Annual	3.37%	Annual	N/A	03/15/28	USD	14,400	(211,780)	2,498	(214,278)
3.38%	Annual	3-Month STIBOR, 2.70%	Quarterly	N/A	03/15/28	SEK	64,990	(24,931)	65	(24,996)
3.38%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	N/A	03/15/28	NOK	109,900	(74,412)	30,862	(105,274)
1-Day SOFR, 4.32%	Annual	3.43%	Annual	N/A	03/15/28	USD	14,210	(171,506)	158	(171,664)
3.43%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	N/A	03/15/28	NOK	84,730	(77,163)	7,284	(84,447)
3.51%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	N/A	03/15/28	SGD	20,280	(282,778)	157	(282,935)
1-Day SOFR, 4.32%	Annual	3.53%	Annual	N/A	03/15/28	USD	15,980	(120,617)	178	(120,795)
3.53%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	N/A	03/15/28	SGD	27,710	(409,215)	215	(409,430)
		3-Month Canada Bank
3.57%	Semi-Annual	Acceptance, 4.94%	Semi-Annual	N/A	03/15/28	CAD	20,420	66,145	(6,198)	72,343
3.57%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	N/A	03/15/28	NOK	72,650	(115,511)	5,142	(120,653)
		3-Month Canada Bank
3.58%	Semi-Annual	Acceptance, 4.94%	Semi-Annual	N/A	03/15/28	CAD	28,440	86,927	11,918	75,009
		3-Month Canada Bank
3.60%	Semi-Annual	Acceptance, 4.94%	Semi-Annual	N/A	03/15/28	CAD	12,980	31,640	(32,729)	64,369
1-Day SOFR, 4.32%	Annual	3.65%	Annual	N/A	03/15/28	USD	38,220	(80,606)	426	(81,032)
3.69%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	N/A	03/15/28	HKD	145,220	242,200	208	241,992
1-Day SONIA, 3.43%	Annual	3.70%	Annual	N/A	03/15/28	GBP	4,230	(86,913)	3,887	(90,800)
3.70%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	N/A	03/15/28	HKD	87,140	142,819	125	142,694
3.71%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	N/A	03/15/28	NOK	78,780	(177,104)	4,090	(181,194)
3.72%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	N/A	03/15/28	HKD	71,867	109,491	103	109,388
3.72%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	N/A	03/15/28	NOK	24,120	(55,369)	26	(55,395)
1-Day SOFR, 4.32%	Annual	3.73%	Annual	N/A	03/15/28	USD	10,770	18,026	120	17,906
1-Day SONIA, 3.43%	Annual	3.75%	Annual	N/A	03/15/28	GBP	9,590	(168,407)	128	(168,535)
3.75%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	N/A	03/15/28	HKD	37,023	49,993	53	49,940
3.78%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	N/A	03/15/28	HKD	68,045	80,101	97	80,004
1-Day SOFR, 4.32%	Annual	3.79%	Annual	N/A	03/15/28	USD	17,110	73,828	191	73,637
3.79%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	N/A	03/15/28	HKD	68,045	75,192	97	75,095
3.80%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	N/A	03/15/28	HKD	113,570	120,583	163	120,420
1-Day SONIA, 3.43%	Annual	3.90%	Annual	N/A	03/15/28	GBP	5,120	(50,365)	69	(50,434)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month BBSW, 3.77%	Semi-Annual	3.97%	Semi-Annual	N/A	03/15/28	AUD	27,900	$(287,112)	$209	$(287,321)
6-Month BBSW, 3.77%	Semi-Annual	4.00%	Semi-Annual	N/A	03/15/28	AUD	13,830	(127,649)	104	(127,753)
1-Day SONIA, 3.43%	Annual	4.01%	Annual	N/A	03/15/28	GBP	6,420	(25,324)	87	(25,411)
1-Day SOFR, 4.32%	Annual	4.03%	Annual	N/A	03/15/28	USD	19,280	289,898	215	289,683
6-Month BBSW, 3.77%	Semi-Annual	4.20%	Semi-Annual	N/A	03/15/28	AUD	29,420	(95,863)	217	(96,080)
6-Month BBSW, 3.77%	Semi-Annual	4.24%	Semi-Annual	N/A	03/15/28	AUD	17,190	(36,212)	128	(36,340)
4.32%	Semi-Annual	3-Month BBR, 0.85%	Quarterly	N/A	03/15/28	NZD	20,040	298,959	142	298,817
6-Month BBSW, 3.77%	Semi-Annual	4.38%	Semi-Annual	N/A	03/15/28	AUD	10,690	23,817	75	23,742
6-Month BBSW, 3.77%	Semi-Annual	4.39%	Semi-Annual	N/A	03/15/28	AUD	12,680	33,248	89	33,159
6-Month BBSW, 3.77%	Semi-Annual	4.42%	Semi-Annual	N/A	03/15/28	AUD	7,872	27,559	55	27,504
4.43%	Semi-Annual	3-Month BBR, 0.85%	Quarterly	N/A	03/15/28	NZD	18,810	223,375	132	223,243
6-Month BBSW, 3.77%	Semi-Annual	4.43%	Semi-Annual	N/A	03/15/28	AUD	7,494	28,282	53	28,229
6-Month BBSW, 3.77%	Semi-Annual	4.44%	Semi-Annual	N/A	03/15/28	AUD	7,872	31,735	55	31,680
1-Day SONIA, 3.43%	Annual	4.50%	Annual	N/A	03/15/28	GBP	22,130	492,451	277	492,174
6-Month BBSW, 3.77%	Semi-Annual	4.50%	Semi-Annual	N/A	03/15/28	AUD	9,262	53,486	65	53,421
4.52%	Semi-Annual	3-Month BBR, 0.85%	Quarterly	N/A	03/15/28	NZD	8,140	77,526	56	77,470
6-Month PRIBOR, 2.13%	Semi-Annual	4.71%	Annual	N/A	03/15/28	CZK	143,690	(110,044)	70	(110,114)
6-Month PRIBOR, 2.13%	Semi-Annual	4.91%	Annual	N/A	03/15/28	CZK	182,940	(68,934)	89	(69,023)
5.34%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	48,010	334,562	120	334,442
6-Month PRIBOR, 2.13%	Semi-Annual	5.68%	Annual	N/A	03/15/28	CZK	182,170	202,436	84	202,352
6-Month PRIBOR, 2.13%	Semi-Annual	5.73%	Annual	N/A	03/15/28	CZK	65,230	79,211	29	79,182
5.94%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	43,780	66,606	111	66,495
6.03%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	50,330	32,798	127	32,671
6.21%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	104,460	(104,066)	255	(104,321)
7.54%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	30,540	(400,885)	70	(400,955)
7.63%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	N/A	03/15/28	PLN	67,230	(940,970)	154	(941,124)
3-Month JIBAR, 7.26%	Quarterly	8.21%	Quarterly	N/A	03/15/28	ZAR	191,450	(76,609)	124	(76,733)
3-Month JIBAR, 7.26%	Quarterly	8.65%	Quarterly	N/A	03/15/28	ZAR	312,060	203,364	198	203,166
3-Month JIBAR, 7.26%	Quarterly	8.74%	Quarterly	N/A	03/15/28	ZAR	379,940	324,107	241	323,866

								$(1,115,811)	$200,168	$(1,315,979)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Barclays Bank PLC(b)	01/24/24	$197,254,071	$(1,037,513	)(c)	$196,171,146	15.4%
	Monthly	Barclays Bank PLC(d)	01/24/24	(14,101,311)	(343,337	)(e)	(13,785,555)	14.1
	Monthly	BNP Paribas SA(f)	04/29/24	(82,735,146)	(1,429,951	)(g)	(84,509,629)	15.1
	Monthly	BNP Paribas SA(h)	04/29/24	13,496,921	8,173,377	(i)	22,817,822	14.4
	Monthly	Citibank N.A.(j)	02/24/23	74,285,919	2,667,742	(k)	77,200,967	3.6
	Monthly	Citibank N.A.(l)	02/24/23	(28,795,765)	(816,738	)(m)	(29,646,730)	3.7
	Monthly	Goldman Sachs Bank USA(n)	02/27/23	14,327,170	(3,205,275	)(o)	11,962,489	3.1
	Monthly	Goldman Sachs Bank USA(p)	02/27/23	(43,485,319)	607,050	(q)	(42,825,925)	3.9
	Monthly	HSBC Bank PLC(r)	02/10/23	(9,781,802)	(547,254	)(s)	(10,554,782)	2.3
	Monthly	HSBC Bank PLC(t)	02/10/23	(53,852,107)	3,640,962	(u)	(49,662,527)	3.1
	Monthly	Bank of America N.A.(v)	02/15/23	(51,036,751)	(2,422,689	)(w)	(54,283,037)	9.9
	Monthly	Bank of America N.A.(x)	02/15/23	57,206,708	(5,809,881	)(y)	53,000,023	8.2
		Morgan Stanley & Co.
	Monthly	International PLC(z)	10/03/23	6,348,500	(2,538,324	)(aa)	4,097,391	6.3
		Morgan Stanley & Co.
	Monthly	International PLC(ab)	10/03/23	242,304,834	(8,896,440	)(ac)	234,711,787	7.1

					$(11,958,271)		$314,693,440

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the countryand/or currency of the individual underlying positions.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

OTC Total Return Swaps (continued)

(c)	Amount includes $45,412 of net dividends and financing fees.
(e)	Amount includes $(659,093) of net dividends and financing fees.
(g)	Amount includes $344,532 of net dividends and financing fees.
(i)	Amount includes $(1,147,524) of net dividends and financing fees.
(k)	Amount includes $(247,306) of net dividends and financing fees.
(m)	Amount includes $34,227 of net dividends and financing fees.
(o)	Amount includes $(840,594) of net dividends and financing fees.
(q)	Amount includes $(52,344) of net dividends and financing fees.
(s)	Amount includes $225,726 of net dividends and financing fees.
(u)	Amount includes $(548,618) of net dividends and financing fees.
(w)	Amount includes $823,597 of net dividends and financing fees.
(y)	Amount includes $(1,603,196) of net dividends and financing fees.
(aa)	Amount includes $(287,215) of net dividends and financing fees.
(ac)	Amount includes $(1,303,393) of net dividends and financing fees.

         The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	15-20 basis points	15-20 basis points	15-30 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(h)	(j)	(l)
	15-30 basis points	15-20 basis points	15-20 basis points
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(n)	(p)	(r)
	15-20 basis points	15-20 basis points	15-20 basis points
	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(t)	(v)	(x)
	15-20 basis points	15-20 basis points	20 basis points
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(z)	(ab)
	15-20 basis points	15-20 basis points
	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date January 24, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Air Freight & Logistics
C.H. Robinson Worldwide, Inc.	344,410	$31,534,180	16.1%

Biotechnology
Biogen, Inc.	77,627	21,496,469	11.0

Building Products
Owens Corning	100,630	8,583,739	4.4

Capital Markets
CME Group, Inc.	69,721	11,724,283	6.0

Chemicals
Albemarle Corp.	55,217	11,974,359	6.1

Security	Shares	Value	% of Basket Value

Chemicals (continued)
Mosaic Co.	278,450	$12,215,601	6.2%
Nutrien Ltd.	34,303	2,505,148	1.3

		26,695,108

Consumer Finance
American Express Co.	69,890	10,326,247	5.3

Containers & Packaging
Westrock Co.	227,623	8,003,225	4.1

Diversified Financial Services
Equitable Holdings, Inc.	414,127	11,885,445	6.0
Voya Financial, Inc.	146,048	8,980,491	4.6

		20,865,936

Diversified Telecommunication Services
AT&T, Inc.	1,228,408	22,614,991	11.5

Entertainment
Electronic Arts, Inc.	216,306	26,428,267	13.5
Live Nation Entertainment, Inc.	403,663	28,151,458	14.3

		54,579,725

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	149,963	$10,134,499	5.2%
Healthpeak Properties, Inc.	381,941	9,575,261	4.9
Weyerhaeuser Co.	166,716	5,168,196	2.6

		24,877,956

Food & Staples Retailing
Kroger Co.	439,717	19,602,584	10.0

Food Products
Kellogg Co.	232,492	16,562,730	8.4
Tyson Foods, Inc., Class A	278,696	17,348,826	8.9

		33,911,556

Gas Utilities
Atmos Energy Corp.	64,929	7,276,593	3.7

Health Care Providers & Services
Cigna Corp.	92,656	30,700,639	15.7
CVS Health Corp.	315,300	29,382,807	15.0
Humana, Inc.	62,165	31,840,291	16.2

		91,923,737

Hotels, Restaurants & Leisure
Aramark	22,229	918,947	0.5
Caesars Entertainment, Inc.	118,336	4,922,777	2.5
Expedia Group, Inc.	59,105	5,177,598	2.6
McDonald’s Corp.	117,922	31,075,985	15.8
MGM Resorts International	413,171	13,853,624	7.1

		55,948,931

Household Durables
Whirlpool Corp.	47,491	6,718,077	3.4

Insurance
American International Group, Inc.	184,027	11,637,868	5.9
Lincoln National Corp.	88,832	2,728,919	1.4

		14,366,787

Internet & Direct Marketing Retail
eBay, Inc.	296,396	12,291,542	6.3

Life Sciences Tools & Services
Bio-Rad Laboratories, Inc.	30,297	12,739,586	6.5

Media
Fox Corp.	514,747	15,632,866	8.0

Metals & Mining
Newmont Corp.	105,715	4,989,748	2.5
Nucor Corp.	65,391	8,619,188	4.4

		13,608,936

Oil, Gas & Consumable Fuels
Phillips 66	286,352	29,803,516	15.2
SM Energy Co.	283,069	9,859,293	5.0
Southwestern Energy Co.	3,340,589	19,542,446	10.0

		59,205,255

Road & Rail
Avis Budget Group, Inc.	201,561	33,041,895	16.8
CSX Corp.	689,107	21,348,535	10.9

		54,390,430

Security	Shares	Value	% of Basket Value

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	236,704	$23,050,236	11.7%
Lam Research Corp.	77,407	32,534,162	16.6

		55,584,398

Software
Autodesk, Inc.	172,527	32,240,120	16.4
Intuit, Inc.	48,174	18,750,284	9.6
PTC, Inc.	48,216	5,787,849	2.9

		56,778,253

Specialty Retail
Advance Auto Parts, Inc.	223,896	32,919,429	16.8
AutoZone, Inc.	13,293	32,782,931	16.7
Dick’s Sporting Goods, Inc.	57,967	6,972,850	3.5

		72,675,210

Technology Hardware, Storage & Peripherals
NetApp, Inc.	148,992	8,948,460	4.6

Total Reference Entity — Long		832,905,060

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(170,837)	(32,542,740)	(16.6)
Raytheon Technologies Corp.	(42,564)	(4,295,559)	(2.2)

		(36,838,299)

Building Products
Allegion PLC	(18,283)	(1,924,469)	(1.0)

Capital Markets
Brookfield Corp., Class A	(352,402)	(11,086,567)	(5.6)

Communications Equipment
Motorola Solutions, Inc.	(57,470)	(14,810,594)	(7.5)

Construction & Engineering
Quanta Services, Inc.	(154,393)	(22,001,003)	(11.2)

Containers & Packaging
Ball Corp.	(294,260)	(15,048,456)	(7.7)

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	(64,743)	(19,999,113)	(10.2)

Electronic Equipment, Instruments & Components
CDW Corp.	(799)	(142,685)	(0.1)
Teledyne Technologies, Inc.	(48,523)	(19,404,833)	(9.9)

		(19,547,518)

Energy Equipment & Services
Baker Hughes Co., Class A	(475,436)	(14,039,625)	(7.2)

Equity Real Estate Investment Trusts (REITs)
American Homes 4 Rent, Class A	(14,841)	(447,308)	(0.2)
Sun Communities, Inc.	(1,002)	(143,286)	(0.1)
WP Carey, Inc.	(37,179)	(2,905,539)	(1.5)

		(3,496,133)

Food Products
Bunge Ltd.	(171,368)	(17,097,385)	(8.7)

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Food Products (continued)
J M Smucker Co.	(1,236)	$(195,857)	(0.1)%
McCormick & Co., Inc.	(364,933)	(30,249,296)	(15.4)

		(47,542,538)

Health Care Equipment & Supplies
Dentsply Sirona, Inc.	(471,029)	(14,997,563)	(7.6)

Health Care Providers & Services
AmerisourceBergen Corp.	(65,231)	(10,809,429)	(5.5)
HCA Healthcare, Inc.	(25,724)	(6,172,731)	(3.2)

		(16,982,160)

Hotels, Restaurants & Leisure
Carnival Corp.	(1,592,509)	(12,835,623)	(6.5)
Las Vegas Sands Corp.	(676,947)	(32,540,842)	(16.6)
Norwegian Cruise Line Holdings Ltd.	(1,253,404)	(15,341,665)	(7.8)

		(60,718,130)

Household Durables
Dr. Horton, Inc.	(12,150)	(1,083,051)	(0.5)

Independent Power and Renewable Electricity Producers
AES Corp.	(723,405)	(20,805,128)	(10.6)

Insurance
Brown & Brown, Inc.	(192,825)	(10,985,240)	(5.6)
Marsh & McLennan Cos., Inc.	(113,774)	(18,827,322)	(9.6)
Progressive Corp.	(106,040)	(13,754,448)	(7.0)

		(43,567,010)

IT Services
International Business Machines Corp.	(157,805)	(22,233,146)	(11.3)

Machinery
Deere & Co.	(47,038)	(20,168,013)	(10.3)

Media
Omnicom Group, Inc.	(259,751)	(21,187,889)	(10.8)
Paramount Global, Class B	(1,207,620)	(20,384,626)	(10.4)

		(41,572,515)

Oil, Gas & Consumable Fuels
Cenovus Energy, Inc.	(126,082)	(2,447,252)	(1.3)
Diamondback Energy, Inc.	(28,443)	(3,890,433)	(2.0)
Hess Corp.	(60,637)	(8,599,539)	(4.4)
Kinder Morgan, Inc.	(142,973)	(2,584,952)	(1.3)
Occidental Petroleum Corp.	(361,960)	(22,799,860)	(11.6)
ONEOK, Inc.	(27,941)	(1,835,724)	(0.9)
Ovintiv, Inc.	(448,663)	(22,751,701)	(11.6)

		(64,909,461)

Professional Services
Booz Allen Hamilton Holding Corp., Class A	(77,067)	(8,055,043)	(4.1)
Equifax, Inc.	(165,018)	(32,072,898)	(16.4)

		(40,127,941)

Semiconductors & Semiconductor Equipment
Entegris, Inc.	(232,729)	(15,264,695)	(7.8)
Intel Corp.	(370,514)	(9,792,685)	(5.0)

		(25,057,380)

Specialty Retail
Gap, Inc.	(945,601)	(10,666,379)	(5.4)

Security	Shares	Value	% of Basket Value

Specialty Retail (continued)
Lithia Motors, Inc., Class A	(71,292)	$(14,596,324)	(7.5)%
Ross Stores, Inc.	(92,823)	(10,773,966)	(5.5)

		(36,036,669)

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.	(550,508)	(22,141,432)	(11.3)

Total Reference Entity — Short		(636,733,914)

Net Value of Reference Entity — Barclays Bank PLC		$196,171,146

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date January 24, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	5,305	$2,580,829	(18.7)%

Airlines
Southwest Airlines Co.	362,165	12,194,096	(88.5)

Communications Equipment
Cisco Systems, Inc.	639,013	30,442,579	(220.8)

Containers & Packaging
Packaging Corp. of America	115,759	14,806,734	(107.4)
Westrock Co.	657,182	23,106,519	(167.6)

		37,913,253

Diversified Telecommunication Services
AT&T, Inc.	654,393	12,047,375	(87.4)

Electric Utilities
American Electric Power Co., Inc.	179,968	17,087,962	(124.0)
Exelon Corp.	425,179	18,380,488	(133.3)

		35,468,450

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	79,377	8,300,453	(60.2)

Energy Equipment & Services
Halliburton Co.	159,484	6,275,695	(45.5)

Equity Real Estate Investment Trusts (REITs)
Weyerhaeuser Co.	899,697	27,890,607	(202.3)

Food & Staples Retailing
Kroger Co.	370,817	16,531,022	(119.9)

Food Products
General Mills, Inc.	45,197	3,789,768	(27.5)
Tyson Foods, Inc., Class A	178,380	11,104,155	(80.6)

		14,893,923

Health Care Equipment & Supplies
Baxter International, Inc.	455,802	23,232,228	(168.5)

Health Care Providers & Services
Cardinal Health, Inc.	194,922	14,983,654	(108.7)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Health Care Providers & Services (continued)
CVS Health Corp.	153,489	$14,303,640	(103.7)%
McKesson Corp.	70,932	26,608,012	(193.0)
Quest Diagnostics, Inc.	179,384	28,062,833	(203.6)

		83,958,139

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	225,611	12,302,568	(89.2)
McDonald’s Corp.	82,397	21,714,081	(157.5)
MGM Resorts International	330,068	11,067,180	(80.3)
Royal Caribbean Cruises Ltd.	7,141	352,980	(2.6)

		45,436,809

Household Durables
Toll Brothers, Inc.	476,538	23,788,777	(172.6)

Insurance
Allstate Corp.	52,284	7,089,710	(51.4)
American International Group, Inc.	196,428	12,422,107	(90.1)
Hartford Financial Services Group, Inc.	139,306	10,563,574	(76.6)
Lincoln National Corp.	820,497	25,205,668	(182.9)
Loews Corp.	101,570	5,924,578	(43.0)
Marsh & McLennan Cos., Inc.	33,762	5,586,936	(40.5)

		66,792,573

IT Services
DXC Technology Co.	586,718	15,548,027	(112.8)

Oil, Gas & Consumable Fuels
APA Corp.	418,968	19,557,426	(141.9)
ConocoPhillips	346,634	40,902,812	(296.7)
Kinder Morgan, Inc.	349,910	6,326,373	(45.9)
Marathon Petroleum Corp.	110,917	12,909,630	(93.6)
Occidental Petroleum Corp.	39,757	2,504,293	(18.1)
Ovintiv, Inc.	77,122	3,910,857	(28.4)
Valero Energy Corp.	90,820	11,521,425	(83.6)

		97,632,816

Pharmaceuticals
Bristol-Myers Squibb Co.	286,152	20,588,637	(149.3)
Johnson & Johnson	21,903	3,869,165	(28.1)
Pfizer, Inc.	290,535	14,887,013	(108.0)

		39,344,815

Road & Rail
CSX Corp.	549,839	17,034,012	(123.6)

Specialty Retail
AutoZone, Inc.	8,621	21,260,938	(154.2)
Best Buy Co., Inc.	85,691	6,873,275	(49.9)

		28,134,213

Technology Hardware, Storage & Peripherals
HP, Inc.	777,798	20,899,432	(151.6)

Total Reference Entity — Long		666,340,123

Reference Entity — Short

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	(430,012)	(16,946,773)	123.0
TransDigm Group, Inc.	(38,384)	(24,168,486)	175.3

		(41,115,259)

Security	Shares	Value	% of Basket Value

Airlines
American Airlines Group, Inc.	(62,675)	$(797,226)	5.8%

Automobiles
Tesla, Inc.	(74,001)	(9,115,443)	66.1

Chemicals
Ashland, Inc.	(61,939)	(6,660,301)	48.3
Corteva, Inc.	(314,322)	(18,475,847)	134.0
Eastman Chemical Co.	(78,637)	(6,404,197)	46.5
Sherwin-Williams Co.	(135,033)	(32,047,382)	232.5

		(63,587,727)

Communications Equipment
Motorola Solutions, Inc.	(124,612)	(32,113,759)	233.0

Consumer Finance
Ally Financial, Inc.	(531,159)	(12,986,838)	94.2
Capital One Financial Corp.	(105,568)	(9,813,601)	71.2

		(22,800,439)

Containers & Packaging
Ball Corp.	(194,176)	(9,930,161)	72.0

Electric Utilities
FirstEnergy Corp.	(386,994)	(16,230,528)	117.7
NextEra Energy, Inc.	(319,396)	(26,701,506)	193.7
NRG Energy, Inc.	(972,399)	(30,941,736)	224.5
Southern Co.	(190,981)	(13,637,953)	98.9

		(87,511,723)

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(734,362)	(11,786,510)	85.5
Iron Mountain, Inc.	(153,605)	(7,657,210)	55.5
Simon Property Group, Inc.	(69,413)	(8,154,639)	59.2

		(27,598,359)

Food Products
Conagra Brands, Inc.	(538,695)	(20,847,497)	151.2
Lamb Weston Holdings, Inc.	(156,278)	(13,965,002)	101.3

		(34,812,499)

Health Care Equipment & Supplies
Boston Scientific Corp.	(542,265)	(25,090,602)	182.0

Hotels, Restaurants & Leisure
Yum! Brands, Inc.	(164,714)	(21,096,569)	153.0

Household Durables
PulteGroup, Inc.	(388,895)	(17,706,389)	128.4

Independent Power and Renewable Electricity Producers
AES Corp.	(447,455)	(12,868,806)	93.3
Vistra Corp.	(580,313)	(13,463,261)	97.7

		(26,332,067)

Industrial Conglomerates
General Electric Co.	(10,357)	(867,813)	6.3

Insurance
MetLife, Inc.	(155,763)	(11,272,568)	81.8
Prudential Financial, Inc.	(103,028)	(10,247,165)	74.3

		(21,519,733)

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Life Sciences Tools & Services
Danaher Corp.	(98,147)	$(26,050,177)	189.0%

Machinery
Caterpillar, Inc.	(99,014)	(23,719,794)	172.1
Deere & Co.	(56,993)	(24,436,318)	177.2

		(48,156,112)

Media
Omnicom Group, Inc.	(445,094)	(36,306,318)	263.4
Paramount Global, Class B	(223,723)	(3,776,444)	27.4

		(40,082,762)

Multiline Retail
Nordstrom, Inc.	(412,896)	(6,664,141)	48.3

Oil, Gas & Consumable Fuels
Devon Energy Corp.	(199,715)	(12,284,470)	89.1
Enbridge, Inc.	(403,964)	(15,794,992)	114.6
Hess Corp.	(134,360)	(19,054,935)	138.2

		(47,134,397)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(93,959)	(6,085,724)	44.2

Specialty Retail
Gap, Inc.	(1,419,963)	(16,017,183)	116.2

Thrifts & Mortgage Finance
MGIC Investment Corp.	(412,242)	(5,359,146)	38.9
Radian Group, Inc.	(122,925)	(2,344,180)	17.0

		(7,703,326)

Trading Companies & Distributors
United Rentals, Inc.	(52,413)	(18,628,628)	135.1

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(154,339)	(21,607,460)	156.7

Total Reference Entity — Short		(680,125,678)

Net Value of Reference Entity — Barclays Bank PLC		$(13,785,555)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date April 29, 2024:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Airlines
Southwest Airlines Co.	277,972	$9,359,317	(11.1)%

Building Products
Builders FirstSource, Inc.	364,089	23,622,094	(28.0)
Owens Corning	89,678	7,649,534	(9.0)

		31,271,628

Capital Markets
CME Group, Inc.	42,382	7,126,957	(8.4)

Security	Shares	Value	% of Basket Value

Chemicals
Mosaic Co.	367,604	$16,126,787	(19.1)%
Nutrien Ltd.	43,864	3,203,388	(3.8)
Olin Corp.	609,322	32,257,507	(38.2)

		51,587,682

Commercial Services & Supplies
Waste Connections, Inc.	237,481	31,480,481	(37.3)

Construction Materials
Martin Marietta Materials, Inc.	38,549	13,028,406	(15.4)

Containers & Packaging
Westrock Co.	133,814	4,704,900	(5.6)

Diversified Consumer Services
H&R Block, Inc.	618,905	22,596,222	(26.8)

Diversified Financial Services
Equitable Holdings, Inc.	47,322	1,358,142	(1.6)
Voya Financial, Inc.	75,845	4,663,709	(5.5)

		6,021,851

Diversified Telecommunication Services
AT&T, Inc.	263,220	4,845,880	(5.7)

Electric Utilities
Evergy, Inc.	136,518	8,591,078	(10.2)
Eversource Energy	227,202	19,048,616	(22.5)
Xcel Energy, Inc.	1,995	139,869	(0.2)

		27,779,563

Entertainment
Electronic Arts, Inc.	18,821	2,299,550	(2.7)

Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities, Inc.	121,931	17,761,689	(21.0)
Boston Properties, Inc.	165,671	11,196,046	(13.3)
Camden Property Trust	612	68,471	(0.1)
Healthpeak Properties, Inc.	506,344	12,694,044	(15.0)
Public Storage	112,891	31,630,929	(37.4)
SBA Communications Corp., Class A	112,759	31,607,475	(37.4)
Weyerhaeuser Co.	91,863	2,847,753	(3.4)

		107,806,407

Food & Staples Retailing
Sysco Corp.	50,306	3,845,894	(4.6)

Food Products
Tyson Foods, Inc., Class A	43,433	2,703,704	(3.2)

Gas Utilities
Atmos Energy Corp.	47,727	5,348,765	(6.3)

Health Care Equipment & Supplies
Baxter International, Inc.	83,859	4,274,293	(5.1)
Medtronic PLC	26,544	2,063,000	(2.4)

		6,337,293

Health Care Providers & Services
Cardinal Health, Inc.	403,869	31,045,410	(36.7)

Hotels, Restaurants & Leisure
MGM Resorts International	355,799	11,929,941	(14.1)

Household Products
Kimberly Clark Corp.	96,088	13,043,946	(15.4)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Insurance
American International Group, Inc.	26,515	$1,676,808	(2.0)%
Hartford Financial Services Group, Inc.	56,254	4,265,741	(5.0)
Lincoln National Corp.	307,851	9,457,183	(11.2)

		15,399,732

Interactive Media & Services
Match Group, Inc.	794,849	32,978,285	(39.0)

Internet & Direct Marketing Retail
eBay, Inc.	91,047	3,775,719	(4.5)

IT Services
VeriSign, Inc.	23,269	4,780,383	(5.7)

Leisure Products
Mattel, Inc.	966,330	17,239,327	(20.4)

Life Sciences Tools & Services
Avantor, Inc.	418,755	8,831,543	(10.5)

Machinery
Parker-Hannifin Corp.	10,825	3,150,075	(3.7)

Media
Cable One, Inc.	33,442	23,806,022	(28.2)
Fox Corp.	208,290	6,325,767	(7.5)

		30,131,789

Metals & Mining
Nucor Corp.	85,404	11,257,101	(13.3)

Oil, Gas & Consumable Fuels
APA Corp.	467,715	21,832,936	(25.8)
Coterra Energy, Inc.	354,473	8,709,402	(10.3)
Marathon Petroleum Corp.	219,203	25,513,037	(30.2)
PBF Energy, Inc., Class A	66,574	2,714,888	(3.2)
Range Resources Corp.	550,995	13,785,895	(16.3)
SM Energy Co.	416,482	14,506,068	(17.2)

		87,062,226

Road & Rail
CSX Corp.	206,926	6,410,567	(7.6)
Norfolk Southern Corp.	9,411	2,319,059	(2.7)

		8,729,626

Software
Fair Isaac Corp.	24,696	14,782,531	(17.5)
PTC, Inc.	117,844	14,145,994	(16.7)

		28,928,525

Specialty Retail
O’Reilly Automotive, Inc.	6,345	5,355,370	(6.3)

Technology Hardware, Storage & Peripherals
NetApp, Inc.	195,728	11,755,424	(13.9)

Total Reference Entity — Long		663,538,922

Reference Entity — Short

Common Stocks

Auto Components
Aptiv PLC	(73,693)	(6,863,029)	8.1

Automobiles
Ford Motor Co.	(80,073)	(931,249)	1.1

Security	Shares	Value	% of Basket Value

Automobiles (continued)
General Motors Co.	(118,601)	$(3,989,738)	4.7%
Stellantis NV	(293,842)	(4,172,556)	5.0

		(9,093,543)

Capital Markets
Brookfield Corp., Class A	(230,107)	(7,239,166)	8.5
Moody’s Corp.	(4,152)	(1,156,830)	1.4

		(8,395,996)

Chemicals
Ecolab, Inc.	(22,968)	(3,343,222)	3.9
International Flavors & Fragrances, Inc.	(2,684)	(281,390)	0.3
LyondellBasell Industries NV	(5,671)	(470,863)	0.6
PPG Industries, Inc.	(24,009)	(3,018,892)	3.6
Sherwin-Williams Co.	(608)	(144,297)	0.2
Westlake Corp.	(2,703)	(277,166)	0.3

		(7,535,830)

Communications Equipment
Ciena Corp.	(629,825)	(32,108,478)	38.0
Motorola Solutions, Inc.	(49,318)	(12,709,742)	15.0

		(44,818,220)

Construction & Engineering
Quanta Services, Inc.	(47,600)	(6,783,000)	8.0

Containers & Packaging
Amcor PLC	(1,321,820)	(15,742,876)	18.6
Ball Corp.	(171,927)	(8,792,347)	10.4

		(24,535,223)

Diversified Telecommunication Services
Lumen Technologies, Inc.	(6,165,555)	(32,184,197)	38.1

Electronic Equipment, Instruments & Components
Teledyne Technologies, Inc.	(12,780)	(5,110,850)	6.0

Energy Equipment & Services
Baker Hughes Co., Class A	(147,017)	(4,341,412)	5.1
Halliburton Co.	(46,956)	(1,847,719)	2.2

		(6,189,131)

Equity Real Estate Investment Trusts (REITs)
Medical Properties Trust, Inc.	(2,858,695)	(31,845,862)	37.7
Prologis, Inc.	(54,184)	(6,108,162)	7.2
Ventas, Inc.	(65,069)	(2,931,359)	3.5
VICI Properties, Inc.	(165,750)	(5,370,300)	6.4
Welltower, Inc.	(466,995)	(30,611,522)	36.2

		(76,867,205)

Food & Staples Retailing
Walgreens Boots Alliance, Inc.	(820,109)	(30,639,272)	36.3

Food Products
Bunge Ltd.	(160,989)	(16,061,873)	19.0

Health Care Equipment & Supplies
Becton Dickinson and Co.	(4,113)	(1,045,936)	1.2
Stryker Corp.	(95,615)	(23,376,911)	27.7

		(24,422,847)

Health Care Providers & Services
Centene Corp.	(70,722)	(5,799,911)	6.9
HCA Healthcare, Inc.	(68,424)	(16,419,023)	19.4

		(22,218,934)

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Hotels, Restaurants & Leisure
Wynn Resorts Ltd.	(15,333)	$(1,264,513)	1.5%
Yum! Brands, Inc.	(43,792)	(5,608,879)	6.6

		(6,873,392)

Household Durables
Dr. Horton, Inc.	(116,935)	(10,423,586)	12.4
Lennar Corp.	(119,682)	(10,831,221)	12.8
PulteGroup, Inc.	(618,466)	(28,158,757)	33.3
Toll Brothers, Inc.	(172,963)	(8,634,313)	10.2

		(58,047,877)

Insurance
Aflac, Inc.	(369,062)	(26,550,320)	31.4
Assurant, Inc.	(4,298)	(537,508)	0.7
Brown & Brown, Inc.	(71,601)	(4,079,109)	4.8
Marsh & McLennan Cos., Inc.	(27,234)	(4,506,683)	5.3
Willis Towers Watson PLC	(94,947)	(23,222,137)	27.5

		(58,895,757)

Internet & Direct Marketing Retail
Amazon.com, Inc.	(360,255)	(30,261,420)	35.8

Machinery
Caterpillar, Inc.	(36,641)	(8,777,718)	10.4

Media
Charter Communications, Inc.	(2,871)	(973,556)	1.2
Paramount Global, Class B	(692,224)	(11,684,741)	13.8

		(12,658,297)

Metals & Mining
Cleveland-Cliffs, Inc.	(748,266)	(12,054,565)	14.3
Southern Copper Corp.	(444,274)	(26,829,707)	31.8
Teck Resources Ltd.	(170,832)	(6,460,866)	7.6

		(45,345,138)

Multiline Retail
Kohl’s Corp.	(934,706)	(23,601,327)	27.9

Multi-Utilities
Sempra Energy	(1,060)	(163,812)	0.2

Oil, Gas & Consumable Fuels
Hess Corp.	(119,926)	(17,007,905)	20.1
Kinder Morgan, Inc.	(27,753)	(501,774)	0.6
ONEOK, Inc.	(194,161)	(12,756,378)	15.1
Ovintiv, Inc.	(137,222)	(6,958,528)	8.3
Targa Resources Corp.	(41,419)	(3,044,296)	3.6

		(40,268,881)

Personal Products
Estee Lauder Cos., Inc., Class A	(905)	(224,540)	0.3

Professional Services
Booz Allen Hamilton Holding Corp., Class A	(142,303)	(14,873,510)	17.6
Verisk Analytics, Inc., Class A	(2,025)	(357,250)	0.4

		(15,230,760)

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	(10,493)	(5,866,951)	6.9
ON Semiconductor Corp.	(77,332)	(4,823,197)	5.7

		(10,690,148)

Security	Shares	Value	% of Basket Value

Software
Gen Digital, Inc.	(303,393)	$(6,501,712)	7.7%
Workday, Inc., Class A	(119,561)	(20,006,142)	23.7

		(26,507,854)

Specialty Retail
Gap, Inc.	(1,834,087)	(20,688,501)	24.5
Lithia Motors, Inc., Class A	(91,703)	(18,775,272)	22.2
Ross Stores, Inc.	(108,551)	(12,599,515)	14.9

		(52,063,288)

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.	(109,498)	(4,404,010)	5.2
Western Digital Corp.	(1,024,253)	(32,315,182)	38.3

		(36,719,192)

Total Reference Entity — Short		(748,048,551)

Net Value of Reference Entity — BNP Paribas SA		$ (84,509,629)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date April 29, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Air Freight & Logistics
FedEx Corp.	180,688	$31,295,162	137.2%

Airlines
Southwest Airlines Co.	209,811	7,064,336	31.0

Auto Components
BorgWarner, Inc.	464,258	18,686,385	81.9
Goodyear Tire & Rubber Co.	1,404,142	14,252,041	62.5

		32,938,426

Automobiles
General Motors Co.	1,176,810	39,587,888	173.5

Biotechnology
Amgen, Inc.	105,738	27,771,028	121.7

Building Products
Johnson Controls International PLC	610,127	39,048,128	171.1

Communications Equipment
Cisco Systems, Inc.	215,375	10,260,465	45.0

Containers & Packaging
Westrock Co.	321,903	11,318,110	49.6

Diversified Consumer Services
H&R Block, Inc.	330,597	12,070,097	52.9

Electric Utilities
American Electric Power Co., Inc.	36,078	3,425,606	15.0
Exelon Corp.	240,529	10,398,069	45.6

		13,823,675

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	60,417	$6,317,806	27.7%

Energy Equipment & Services
Halliburton Co.	296,847	11,680,930	51.2

Equity Real Estate Investment Trusts (REITs)
Weyerhaeuser Co.	159,919	4,957,489	21.7

Food & Staples Retailing
Kroger Co.	165,936	7,397,427	32.4

Food Products
Campbell Soup Co.	180,051	10,217,894	44.8

Health Care Equipment & Supplies
Baxter International, Inc.	123,654	6,302,644	27.6

Health Care Providers & Services
Cardinal Health, Inc.	83,059	6,384,745	28.0
CVS Health Corp.	128,631	11,987,123	52.5
DaVita, Inc.	540,591	40,365,930	176.9

		58,737,798

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	69,046	3,765,078	16.5
Expedia Group, Inc.	397,977	34,862,785	152.8
MGM Resorts International	173,009	5,800,992	25.4

		44,428,855

Household Durables
Toll Brothers, Inc.	58,111	2,900,901	12.7

Industrial Conglomerates
Honeywell International, Inc.	178,251	38,199,189	167.4

Insurance
Allstate Corp.	161,040	21,837,024	95.7
Chubb Ltd.	185,948	41,020,129	179.8
Hartford Financial Services Group, Inc.	11,568	877,201	3.8
Lincoln National Corp.	309,969	9,522,248	41.7
Loews Corp.	53,581	3,125,380	13.7
Marsh & McLennan Cos., Inc.	62,718	10,378,574	45.5

		86,760,556

IT Services
DXC Technology Co.	78,451	2,078,952	9.1

Multi-Utilities
Dominion Energy, Inc.	101,450	6,220,914	27.3

Oil, Gas & Consumable Fuels
APA Corp.	208,428	9,729,419	42.6
Marathon Petroleum Corp.	65,723	7,649,500	33.5
Ovintiv, Inc.	352,371	17,868,734	78.3
Valero Energy Corp.	177,456	22,512,068	98.7

		57,759,721

Pharmaceuticals
Johnson & Johnson	68,151	12,038,874	52.8
Pfizer, Inc.	66,620	3,413,609	14.9

		15,452,483

Road & Rail
CSX Corp.	225,743	6,993,518	30.7

Security	Shares	Value	% of Basket Value

Road & Rail (continued)
Norfolk Southern Corp.	99,349	$24,481,581	107.3%
Union Pacific Corp.	80,336	16,635,175	72.9

		48,110,274

Specialty Retail
AutoZone, Inc.	3,225	7,953,430	34.9
Bath & Body Works, Inc.	206,597	8,705,998	38.1

		16,659,428

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.	519,233	20,883,551	91.5
HP, Inc.	371,940	9,994,028	43.8
Xerox Holdings Corp.	459,505	6,708,773	29.4

		37,586,352

Total Reference Entity — Long		686,946,928

Reference Entity — Short

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	(247,823)	(9,766,704)	(42.8)
Raytheon Technologies Corp.	(411,829)	(41,561,783)	(182.1)
TransDigm Group, Inc.	(20,112)	(12,663,521)	(55.5)

		(63,992,008)

Air Freight & Logistics
United Parcel Service, Inc., Class B	(144,186)	(25,065,294)	(109.9)

Airlines
American Airlines Group, Inc.	(101,810)	(1,295,023)	(5.7)
United Airlines Holdings, Inc.	(567,947)	(21,411,602)	(93.8)

		(22,706,625)

Automobiles
Tesla, Inc.	(179,215)	(22,075,704)	(96.8)

Chemicals
Corteva, Inc.	(50,975)	(2,996,310)	(13.1)
Dow, Inc.	(729,176)	(36,743,179)	(161.0)
Eastman Chemical Co.	(155,904)	(12,696,822)	(55.7)
Sherwin-Williams Co.	(16,794)	(3,985,720)	(17.5)

		(56,422,031)

Communications Equipment
Motorola Solutions, Inc.	(25,265)	(6,511,043)	(28.5)

Consumer Finance
Ally Financial, Inc	(581,353)	(14,214,081)	(62.3)
Capital One Financial Corp.	(67,827)	(6,305,198)	(27.6)
OneMain Holdings, Inc.	(400,781)	(13,350,015)	(58.5)

		(33,869,294)

Containers & Packaging
Ball Corp.	(66,301)	(3,390,633)	(14.9)
Sealed Air Corp.	(216,168)	(10,782,460)	(47.2)

		(14,173,093)

Diversified Telecommunication Services
Lumen Technologies, Inc.	(1,051,786)	(5,490,323)	(24.1)

Electric Utilities
NextEra Energy, Inc.	(52,443)	(4,384,235)	(19.2)
Southern Co.	(40,603)	(2,899,460)	(12.7)

		(7,283,695)

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(658,797)	$(10,573,692)	(46.4)%
Iron Mountain, Inc.	(125,058)	(6,234,141)	(27.3)

		(16,807,833)

Food & Staples Retailing
Walmart, Inc.	(117,175)	(16,614,243)	(72.8)

Food Products
Conagra Brands, Inc.	(51,771)	(2,003,538)	(8.8)
Mondelez International, Inc.	(132,429)	(8,826,393)	(38.7)

		(10,829,931)

Health Care Equipment & Supplies
Boston Scientific Corp.	(126,483)	(5,852,368)	(25.7)

Health Care Providers & Services
HCA Healthcare, Inc.	(129,164)	(30,994,193)	(135.8)

Household Durables
Dr. Horton, Inc.	(293,375)	(26,151,448)	(114.6)

Independent Power and Renewable Electricity Producers
AES Corp.	(243,212)	(6,994,777)	(30.6)
Vistra Corp.	(723,524)	(16,785,757)	(73.6)

		(23,780,534)

Insurance
MetLife, Inc.	(185,461)	(13,421,812)	(58.8)
Prudential Financial, Inc.	(176,571)	(17,561,752)	(77.0)

		(30,983,564)

IT Services
Fiserv, Inc.	(75,724)	(7,653,424)	(33.6)
International Business Machines Corp.	(181,757)	(25,607,744)	(112.2)

		(33,261,168)

Machinery
Caterpillar, Inc.	(50,608)	(12,123,652)	(53.1)

Media
Charter Communications, Inc.	(16,360)	(5,547,676)	(24.3)
DISH Network Corp., Class A	(38,049)	(534,208)	(2.4)
Paramount Global, Class B	(1,942,609)	(32,791,240)	(143.7)

		(38,873,124)

Metals & Mining
Barrick Gold Corp.	(969,786)	(16,660,924)	(73.0)
Teck Resources Ltd.	(310,732)	(11,751,884)	(51.5)

		(28,412,808)

Multiline Retail
Nordstrom, Inc.	(805,488)	(13,000,576)	(57.0)

Oil, Gas & Consumable Fuels
Hess Corp.	(126,964)	(18,006,035)	(78.9)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(517,862)	(33,541,922)	(147.0)

Security	Shares	Value	% of Basket Value

Specialty Retail
Gap, Inc.	(1,970,791)	$(22,230,523)	(97.4)%
Home Depot, Inc.	(120,214)	(37,970,794)	(166.4)

		(60,201,317)

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(50,752)	(7,105,280)	(31.1)

Total Reference Entity — Short		(664,129,106)

Net Value of Reference Entity — BNP Paribas SA		$22,817,822

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	126,798	$39,167,902	50.7%

Food & Staples Retailing
Kroger Co.	14,240	634,819	0.8

Health Care Providers & Services
Tenet Healthcare Corp.	126,887	6,190,817	8.0

Insurance
Lincoln National Corp.	181,918	5,588,521	7.2

Oil, Gas & Consumable Fuels
APA Corp.	102,288	4,774,804	6.2
Targa Resources Corp.	477,698	35,110,803	45.5

		39,885,607

Pharmaceuticals
Johnson & Johnson	13,826	2,442,363	3.2

Road & Rail
Avis Budget Group, Inc.	232,012	38,033,727	49.3

Specialty Retail
Lowe’s Cos., Inc.	192,216	38,297,116	49.6

Tobacco
Altria Group, Inc.	876,765	40,076,928	51.9

Total Reference Entity — Long		210,317,800

Reference Entity — Short

Common Stocks

Automobiles
Tesla, Inc.	(57,801)	(7,119,927)	(9.2)

Consumer Finance
American Express Co.	(265,826)	(39,275,791)	(50.9)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Electric Utilities
NextEra Energy, Inc.	(6,425)	$(537,130)	(0.7)%

Equity Real Estate Investment Trusts (REITs)
Simon Property Group, Inc.	(41,745)	(4,904,203)	(6.4)

Household Durables
Dr. Horton, Inc.	(34,673)	(3,090,751)	(4.0)
Newell Brands, Inc.	(1,209,238)	(15,816,833)	(20.5)

		(18,907,584)

Household Products
Procter & Gamble Co.	(153,799)	(23,309,776)	(30.2)

Independent Power and Renewable Electricity Producers
Vistra Corp.	(140,769)	(3,265,841)	(4.2)

Insurance
MetLife, Inc.	(87,586)	(6,338,599)	(8.2)
Prudential Financial, Inc.	(81,507)	(8,106,686)	(10.5)

		(14,445,285)

Multiline Retail
Kohl’s Corp.	(795,506)	(20,086,527)	(26.0)

Oil, Gas & Consumable Fuels
Devon Energy Corp.	(20,562)	(1,264,769)	(1.6)

Total Reference Entity — Short		(133,116,833)

Net Value of Reference Entity — Citibank N.A		$77,200,967

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
L3Harris Technologies, Inc.	54,453	$11,337,659	(38.2)%

Beverages
Constellation Brands, Inc., Class A	3,942	913,559	(3.1)

Building Products
Advanced Drainage Systems, Inc.	32,231	2,641,975	(8.9)
Builders FirstSource, Inc.	132,658	8,606,851	(29.1)
Owens Corning	27,886	2,378,676	(8.0)

		13,627,502

Chemicals
Nutrien Ltd.	31,850	2,326,005	(7.9)

Consumer Finance
Capital One Financial Corp.	43,831	4,074,530	(13.7)
Synchrony Financial	109,898	3,611,248	(12.2)

		7,685,778

Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	46,594	3,148,823	(10.6)

Security	Shares	Value	% of Basket Value

Health Care Providers & Services
AMN Healthcare Services, Inc.	226,875	$23,327,286	(78.7)%

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	25,885	3,580,672	(12.1)
Marriott International, Inc.	5,681	845,844	(2.8)

		4,426,516

IT Services
Gartner, Inc.	1,136	381,855	(1.3)

Media
Fox Corp.	174,859	5,310,468	(17.9)

Metals & Mining
Alcoa Corp.	38,879	1,767,828	(6.0)
U.S. Steel Corp.	379,445	9,505,097	(32.0)

		11,272,925

Oil, Gas & Consumable Fuels
Coterra Energy, Inc.	472,291	11,604,190	(39.2)
Devon Energy Corp.	2,824	173,704	(0.6)
EOG Resources, Inc.	72,817	9,431,258	(31.8)
Valero Energy Corp.	217,854	27,636,958	(93.2)

		48,846,110

Pharmaceuticals
Elanco Animal Health, Inc.	393,324	4,806,419	(16.2)

Road & Rail
CSX Corp.	127,820	3,959,864	(13.4)

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	22,739	3,729,878	(12.6)
Qorvo, Inc.	26,834	2,432,234	(8.2)

		6,162,112

Software
Fair Isaac Corp.	25,307	15,148,264	(51.1)
PTC, Inc.	13,438	1,613,098	(5.4)

		16,761,362

Specialty Retail
Foot Locker, Inc.	48,514	1,833,344	(6.2)

Technology Hardware, Storage & Peripherals
HP, Inc.	36,401	978,095	(3.3)

Total Reference Entity — Long		167,105,682

Reference Entity — Short

Common Stocks

Biotechnology
AbbVie, Inc.	(41,120)	(6,645,403)	22.4

Capital Markets
S&P Global, Inc.	(31,065)	(10,404,911)	35.1

Chemicals
FMC Corp.	(23,984)	(2,993,203)	10.1

Communications Equipment
Motorola Solutions, Inc.	(16,172)	(4,167,686)	14.1

Construction & Engineering
Quanta Services, Inc.	(20,075)	(2,860,688)	9.6

Energy Equipment & Services
Schlumberger Ltd.	(625,753)	(33,452,755)	112.8

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Entertainment
Walt Disney Co.	(59,357)	$(5,156,936)	17.4%

Equity Real Estate Investment Trusts (REITs)
Equinix, Inc.	(8,886)	(5,820,597)	19.6

Food Products
Archer-Daniels-Midland Co.	(26,755)	(2,484,202)	8.4

Health Care Equipment & Supplies
Zimmer Biomet Holdings, Inc.	(219,297)	(27,960,368)	94.3

Health Care Providers & Services
HCA Healthcare, Inc.	(38,604)	(9,263,416)	31.3
Molina Healthcare, Inc.	(16,624)	(5,489,577)	18.5

		(14,752,993)

Hotels, Restaurants & Leisure
Booking Holdings, Inc.	(6,452)	(13,002,586)	43.9
Wynn Resorts Ltd.	(5,825)	(480,388)	1.6

		(13,482,974)

Industrial Conglomerates
3M Co.	(72,502)	(8,694,440)	29.3

Insurance
Brown & Brown, Inc.	(44,379)	(2,528,272)	8.5

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	(28,093)	(15,470,534)	52.2

Machinery
Cummins, Inc.	(10,728)	(2,599,287)	8.8

Metals & Mining
Freeport-McMoRan, Inc.	(345,247)	(13,119,386)	44.2

Oil, Gas & Consumable Fuels
Hess Corp.	(29,985)	(4,252,473)	14.3
Kinder Morgan, Inc.	(80,010)	(1,446,581)	4.9
ONEOK, Inc.	(127,085)	(8,349,484)	28.2

		(14,048,538)

Professional Services
Leidos Holdings, Inc.	(6,647)	(699,198)	2.4

Specialty Retail
Home Depot, Inc.	(10,376)	(3,277,363)	11.1

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	(384,253)	(6,132,678)	20.7

Total Reference Entity — Short		(196,752,412)

Net Value of Reference Entity — Citibank N.A		$(29,646,730)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	19,137	$2,001,156	16.7%

Entertainment
Netflix, Inc.	95,564	28,179,912	235.6
Walt Disney Co.	454,813	39,514,154	330.3

		67,694,066

Equity Real Estate Investment Trusts (REITs)
Weyerhaeuser Co.	182,946	5,671,326	47.4

Food Products
Campbell Soup Co.	42,383	2,405,235	20.1

Health Care Providers & Services
UnitedHealth Group, Inc.	76,101	40,347,228	337.3

Hotels, Restaurants & Leisure
Expedia Group, Inc.	21,218	1,858,697	15.5

Insurance
Marsh & McLennan Cos., Inc.	57,464	9,509,143	79.5

Media
Comcast Corp.	586,576	20,512,563	171.5

Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	23,173	2,697,105	22.6

Pharmaceuticals
Johnson & Johnson	15,662	2,766,692	23.1

Total Reference Entity — Long		155,463,211

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(37,936)	(7,226,429)	(60.4)

Consumer Finance
OneMain Holdings, Inc.	(1,057)	(35,209)	(0.3)

Containers & Packaging
Ball Corp.	(86,734)	(4,435,577)	(37.1)

Diversified Telecommunication Services
Lumen Technologies, Inc.	(1,426,795)	(7,447,870)	(62.3)

Equity Real Estate Investment Trusts (REITs)
Simon Property Group, Inc.	(37,402)	(4,393,987)	(36.7)

Health Care Providers & Services
Universal Health Services, Inc.	(287,567)	(40,515,315)	(338.7)

Household Durables
Dr. Horton, Inc.	(123,401)	(10,999,965)	(92.0)

Household Products
Procter & Gamble Co.	(95,332)	(14,448,518)	(120.8)

Insurance
MetLife, Inc.	(106,831)	(7,731,359)	(64.6)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Metals & Mining
Cleveland-Cliffs, Inc.	(98,076)	$(1,580,004)	(13.2)%

Multiline Retail
Target Corp.	(4,211)	(627,607)	(5.2)

Multi-Utilities
Sempra Energy	(172,499)	(26,657,995)	(222.8)

Oil, Gas & Consumable Fuels
Devon Energy Corp.	(64,360)	(3,958,784)	(33.1)
Hess Corp.	(34,673)	(4,917,325)	(41.1)
TC Energy Corp.	(213,868)	(8,524,778)	(71.3)

		(17,400,887)

Total Reference Entity — Short		(143,500,722)

Net Value of Reference Entity — Goldman Sachs Bank USA		$11,962,489

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
Amgen, Inc.	2,289	$601,183	(1.4)%

Building Products
Owens Corning	35,523	3,030,112	(7.1)

Capital Markets
CME Group, Inc.	29,368	4,938,523	(11.5)
FactSet Research Systems, Inc.	18,239	7,317,669	(17.1)

		12,256,192

Containers & Packaging
Westrock Co.	199,353	7,009,251	(16.4)

Diversified Financial Services
Voya Financial, Inc.	37,153	2,284,538	(5.3)

Electronic Equipment, Instruments & Components
Trimble, Inc.	31,635	1,599,466	(3.7)

Equity Real Estate Investment Trusts (REITs)
Camden Property Trust	24,963	2,792,860	(6.5)
Healthpeak Properties, Inc.	80,412	2,015,929	(4.7)
Mid-America Apartment Communities, Inc.	2,043	320,731	(0.8)

		5,129,520

Food Products
Kraft Heinz Co.	500,255	20,365,381	(47.5)
Tyson Foods, Inc., Class A	47,231	2,940,130	(6.9)

		23,305,511

Health Care Providers & Services
Laboratory Corp. of America Holdings	47,324	11,143,856	(26.0)

Security	Shares	Value	% of Basket Value

Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	26,460	$1,307,918	(3.1)%

Household Products
Clorox Co.	7,416	1,040,687	(2.4)
Kimberly Clark Corp.	72,697	9,868,618	(23.1)

		10,909,305

Leisure Products
Hasbro, Inc.	325,223	19,841,855	(46.3)

Life Sciences Tools & Services
Charles River Laboratories International, Inc.	1,113	242,523	(0.6)

Metals & Mining
Nucor Corp.	61,499	8,106,183	(18.9)

Oil, Gas & Consumable Fuels
Coterra Energy, Inc.	97,443	2,394,175	(5.6)
Marathon Petroleum Corp.	67,373	7,841,543	(18.3)

		10,235,718

Pharmaceuticals
Elanco Animal Health, Inc.	660,233	8,068,047	(18.8)

Semiconductors & Semiconductor Equipment
QUALCOMM, Inc.	80,614	8,862,703	(20.7)
Skyworks Solutions, Inc.	4,044	368,530	(0.9)

		9,231,233

Specialty Retail
Bath & Body Works, Inc.	773,610	32,599,925	(76.1)

Total Reference Entity — Long		166,902,336

Reference Entity — Short

Common Stocks

Aerospace & Defense
Huntington Ingalls Industries, Inc.	(3,794)	(875,200)	2.0

Containers & Packaging
Ball Corp.	(153,913)	(7,871,111)	18.4
Crown Holdings, Inc.	(69,577)	(5,719,925)	13.3

		(13,591,036)

Electric Utilities
FirstEnergy Corp.	(179,684)	(7,535,947)	17.6

Health Care Providers & Services
Tenet Healthcare Corp.	(113,622)	(5,543,617)	13.0

Hotels, Restaurants & Leisure
Yum! Brands, Inc.	(200,867)	(25,727,045)	60.1

Household Durables
Dr. Horton, Inc.	(49,062)	(4,373,387)	10.2
PulteGroup, Inc.	(93,087)	(4,238,251)	9.9

		(8,611,638)

Household Products
Church & Dwight Co., Inc.	(7,462)	(601,512)	1.4

Insurance
Allstate Corp.	(52,211)	(7,079,812)	16.5
Brown & Brown, Inc.	(40,923)	(2,331,383)	5.5

		(9,411,195)

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

IT Services
Fidelity National Information Services, Inc.	(20,389)	$(1,383,394)	3.2%
Global Payments, Inc.	(54,202)	(5,383,342)	12.6

		(6,766,736)

Media
Comcast Corp.	(786,549)	(27,505,618)	64.2
Interpublic Group of Cos., Inc.	(7,160)	(238,500)	0.6

		(27,744,118)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(253,732)	(14,089,738)	32.9
Diamondback Energy, Inc.	(204,937)	(28,031,283)	65.5
Hess Corp.	(7,707)	(1,093,007)	2.5
Marathon Oil Corp.	(105,444)	(2,854,369)	6.7

		(46,068,397)

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	(47,200)	(26,390,936)	61.6

Textiles, Apparel & Luxury Goods
Ralph Lauren Corp., Class A	(144,882)	(15,309,681)	35.7
Tapestry, Inc.	(102,188)	(3,891,319)	9.1
VF Corp.	(144,304)	(3,984,234)	9.3

		(23,185,234)

Trading Companies & Distributors
United Rentals, Inc.	(21,596)	(7,675,650)	17.9

Total Reference Entity — Short		(209,728,261)

Net Value of Reference Entity — Goldman Sachs Bank USA		$(42,825,925)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Capital Markets
CME Group, Inc.	45,703	$7,685,416	(72.8)%

Diversified Consumer Services
H&R Block, Inc.	236,675	8,641,004	(81.9)

Diversified Financial Services
Equitable Holdings, Inc.	111,741	3,206,967	(30.4)

Diversified Telecommunication Services
AT&T, Inc.	265,553	4,888,831	(46.3)

Electric Utilities
Eversource Energy	23,962	2,008,974	(19.0)

Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	65,327	4,414,798	(41.8)
Healthpeak Properties, Inc.	106,426	2,668,100	(25.3)

		7,082,898

Food & Staples Retailing
Kroger Co.	27,275	1,215,920	(11.5)

Security	Shares	Value	% of Basket Value

Food Products
Tyson Foods, Inc., Class A	45,010	$2,801,872	(26.6)%

Gas Utilities
Atmos Energy Corp.	44,812	5,022,081	(47.6)

Health Care Providers & Services
CVS Health Corp.	20,588	1,918,596	(18.2)

Hotels, Restaurants & Leisure
Caesars Entertainment, Inc.	50,127	2,085,283	(19.8)

Insurance
American International Group, Inc.	63,551	4,018,965	(38.1)
Hartford Financial Services Group, Inc.	173,238	13,136,638	(124.4)

		17,155,603

Life Sciences Tools & Services
Avantor, Inc.	210,778	4,445,308	(42.1)

Metals & Mining
Newmont Corp.	103,874	4,902,853	(46.5)
Nucor Corp.	25,891	3,412,693	(32.3)

		8,315,546

Oil, Gas & Consumable Fuels
Coterra Energy, Inc.	96,886	2,380,489	(22.5)
SM Energy Co.	87,946	3,063,159	(29.0)
Valero Energy Corp.	46,981	5,960,010	(56.5)

		11,403,658

Pharmaceuticals
Elanco Animal Health, Inc.	277,414	3,389,999	(32.1)

Software
PTC, Inc.	62,304	7,478,972	(70.9)

Total Reference Entity — Long		98,746,928

Reference Entity — Short

Common Stocks

Building Products
Fortune Brands Home & Security, Inc.	(119,911)	(6,848,117)	64.9

Chemicals
Ecolab, Inc.	(47,992)	(6,985,715)	66.2
PPG Industries, Inc.	(117,397)	(14,761,499)	139.8

		(21,747,214)

Containers & Packaging
Amcor PLC	(456,336)	(5,434,962)	51.5

Electronic Equipment, Instruments & Components
Teledyne Technologies, Inc.	(7,190)	(2,875,353)	27.2

Health Care Equipment & Supplies
Dentsply Sirona, Inc.	(92,932)	(2,958,955)	28.0

Household Durables
Dr. Horton, Inc.	(146,555)	(13,063,913)	123.8
Lennar Corp.	(18,855)	(1,706,377)	16.1

		(14,770,290)

Independent Power and Renewable Electricity Producers
AES Corp.	(58,424)	(1,680,274)	15.9

Insurance
Brown & Brown, Inc.	(54,262)	(3,091,306)	29.3

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Metals & Mining
Freeport-McMoRan, Inc.	(302,063)	$(11,478,394)	108.8%

Multiline Retail
Kohl’s Corp.	(359,677)	(9,081,844)	86.1

Oil, Gas & Consumable Fuels
Hess Corp.	(14,461)	(2,050,859)	19.4
Kinder Morgan, Inc.	(49,452)	(894,092)	8.5
ONEOK, Inc.	(113,249)	(7,440,460)	70.5
Ovintiv, Inc.	(48,568)	(2,462,883)	23.3

		(12,848,294)

Semiconductors & Semiconductor Equipment
Marvell Technology, Inc.	(160,936)	(5,961,070)	56.5

Specialty Retail
Ross Stores, Inc.	(39,871)	(4,627,827)	43.9

Tobacco
Philip Morris International, Inc.	(58,273)	(5,897,810)	55.9

Total Reference Entity — Short		(109,301,710)

Net Value of Reference Entity — HSBC Bank PLC		$(10,554,782)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Airlines
Southwest Airlines Co.	164,613	$5,542,520	(11.2)%

Auto Components
Goodyear Tire & Rubber Co.	184,483	1,872,502	(3.8)

Biotechnology
Amgen, Inc.	40,699	10,689,185	(21.5)

Diversified Consumer Services
H&R Block, Inc.	172,454	6,296,296	(12.7)

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	8,926	933,392	(1.9)

Food Products
Campbell Soup Co.	120,352	6,829,976	(13.7)

Health Care Equipment & Supplies
Baxter International, Inc.	56,335	2,871,395	(5.8)

Hotels, Restaurants & Leisure
Aramark	652,968	26,993,697	(54.3)
Boyd Gaming Corp.	132,060	7,201,232	(14.5)

		34,194,929

Insurance
Allstate Corp.	95,809	12,991,700	(26.2)

Security	Shares	Value	% of Basket Value

Insurance (continued)
American International Group, Inc.	152,448	$9,640,812	(19.4)%
Loews Corp.	83,513	4,871,313	(9.8)

		27,503,825

Metals & Mining
Newmont Corp.	93,939	4,433,921	(8.9)

Pharmaceuticals
Johnson & Johnson	95,500	16,870,075	(34.0)

Total Reference Entity — Long		118,038,016

Reference Entity — Short

Common Stocks

Air Freight & Logistics
United Parcel Service, Inc., Class B	(76,310)	(13,265,730)	26.7

Airlines
United Airlines Holdings, Inc.	(458,645)	(17,290,917)	34.8

Chemicals
Eastman Chemical Co.	(110,168)	(8,972,082)	18.1
Sherwin-Williams Co.	(10,454)	(2,481,048)	5.0

		(11,453,130)

Consumer Finance
OneMain Holdings, Inc.	(265,680)	(8,849,801)	17.8

Containers & Packaging
Ball Corp.	(161,463)	(8,257,218)	16.6

Electric Utilities
NRG Energy, Inc.	(260,524)	(8,289,873)	16.7
Southern Co.	(15,831)	(1,130,492)	2.3

		(9,420,365)

Equity Real Estate Investment Trusts (REITs)
Simon Property Group, Inc.	(112,256)	(13,187,835)	26.6

Food & Staples Retailing
Walmart, Inc.	(117,658)	(16,682,728)	33.6

Food Products
Conagra Brands, Inc.	(92,058)	(3,562,645)	7.2
Mondelez International, Inc.	(137,610)	(9,171,706)	18.4

		(12,734,351)

Household Durables
Lennar Corp.	(156,318)	(14,146,779)	28.5
Whirlpool Corp.	(49,859)	(7,053,054)	14.2

		(21,199,833)

Household Products
Procter & Gamble Co.	(16,541)	(2,506,954)	5.0

Independent Power and Renewable Electricity Producers
Vistra Corp.	(268,909)	(6,238,689)	12.6

Machinery
Deere & Co.	(36,332)	(15,577,708)	31.4

Oil, Gas & Consumable Fuels
Devon Energy Corp.	(77,524)	(4,768,501)	9.6

Software
Oracle Corp.	(39,386)	(3,219,412)	6.5

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Trading Companies & Distributors
United Rentals, Inc.	(8,574)	$(3,047,371)	6.1%

Total Reference Entity — Short		(167,700,543)

Net Value of Reference Entity — HSBC Bank PLC		$(49,662,527)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date February 15, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Northrop Grumman Corp.	29,779	$16,247,720	(29.9)%

Biotechnology
Biogen, Inc.	33,106	9,167,713	(16.9)
Gilead Sciences, Inc.	370,254	31,786,306	(58.6)

		40,954,019

Building Products
Masco Corp.	54,246	2,531,661	(4.6)
Owens Corning	39,261	3,348,963	(6.2)

		5,880,624

Containers & Packaging
Packaging Corp. of America	94,301	12,062,041	(22.2)
Westrock Co.	18,578	653,202	(1.2)

		12,715,243

Electric Utilities
Eversource Energy	139,431	11,689,895	(21.5)
Exelon Corp.	26,821	1,159,472	(2.2)

		12,849,367

Energy Equipment & Services
Transocean Ltd.	1,850,275	8,437,254	(15.5)

Entertainment
Take-Two Interactive Software, Inc.	166,761	17,364,823	(32.0)

Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	32,962	5,324,022	(9.8)
Boston Properties, Inc.	52,757	3,565,318	(6.6)
Crown Castle, Inc.	167,211	22,680,500	(41.8)
UDR, Inc.	161,754	6,264,733	(11.5)
Weyerhaeuser Co.	68,643	2,127,933	(3.9)

		39,962,506

Food Products
Darling Ingredients, Inc.	523,554	32,769,245	(60.4)
Kellogg Co.	65,302	4,652,115	(8.6)
Tyson Foods, Inc., Class A	101,717	6,331,883	(11.6)

		43,753,243

Health Care Equipment & Supplies
Baxter International, Inc.	3,281	167,233	(0.3)

Security	Shares	Value	% of Basket Value

Hotels, Restaurants & Leisure
Caesars Entertainment, Inc.	437,915	$18,217,264	(33.6)%
Penn Entertainment, Inc.	522,648	15,522,646	(28.6)

		33,739,910

Insurance
Hartford Financial Services Group, Inc.	28,855	2,188,074	(4.0)
Lincoln National Corp.	26,426	811,807	(1.5)

		2,999,881

Metals & Mining
Newmont Corp.	78,702	3,714,734	(6.9)

Multiline Retail
Macy’s, Inc.	1,559,804	32,209,953	(59.3)

Multi-Utilities
Dominion Energy, Inc.	63,382	3,886,584	(7.2)

Oil, Gas & Consumable Fuels
APA Corp.	61,854	2,887,345	(5.3)
Coterra Energy, Inc.	269,868	6,630,657	(12.2)
SM Energy Co.	103,161	3,593,097	(6.7)

		13,111,099

Pharmaceuticals
Elanco Animal Health, Inc.	1,400,371	17,112,534	(31.5)
Zoetis, Inc.	16,700	2,447,385	(4.5)

		19,559,919

Road & Rail
Norfolk Southern Corp.	8,416	2,073,871	(3.8)
Uber Technologies, Inc.	1,286,288	31,809,902	(58.6)

		33,883,773

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	61,218	9,674,280	(17.8)

Software
PTC, Inc.	11,880	1,426,075	(2.6)
Salesforce, Inc.	244,650	32,438,144	(59.8)

		33,864,219

Specialty Retail
Best Buy Co., Inc.	66,414	5,327,067	(9.8)

Technology Hardware, Storage & Peripherals
NetApp, Inc.	194,687	11,692,901	(21.5)
Seagate Technology Holdings PLC	624,721	32,866,572	(60.6)

		44,559,473

Total Reference Entity — Long		434,862,924

Reference Entity — Short

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	(54,964)	(26,739,436)	49.3

Capital Markets
Raymond James Financial, Inc.	(100,693)	(10,759,047)	19.8

Chemicals
Celanese Corp., Class A	(221,738)	(22,670,493)	41.8
Ecolab, Inc.	(48,696)	(7,088,190)	13.0

		(29,758,683)

Communications Equipment
Juniper Networks, Inc.	(225,761)	(7,215,322)	13.3

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Consumer Finance
Ally Financial, Inc.	(131,529)	$(3,215,884)	5.9%
Discover Financial Services	(41,023)	(4,013,280)	7.4

		(7,229,164)

Distributors
Genuine Parts Co.	(167,390)	(29,043,839)	53.5

Electric Utilities
NRG Energy, Inc.	(841,615)	(26,780,189)	49.3

Electrical Equipment
Emerson Electric Co.	(329,442)	(31,646,198)	58.3

Electronic Equipment, Instruments & Components
Flex Ltd.	(598,099)	(12,835,205)	23.6
Teledyne Technologies, Inc.	(8,507)	(3,402,034)	6.3

		(16,237,239)

Entertainment
Warner Bros Discovery, Inc.	(3,457,666)	(32,778,674)	60.4

Equity Real Estate Investment Trusts (REITs)
Iron Mountain, Inc.	(396,739)	(19,777,439)	36.4
Realty Income Corp.	(2,210)	(140,180)	0.3

		(19,917,619)

Health Care Equipment & Supplies
Boston Scientific Corp.	(15,896)	(735,508)	1.4
Teleflex, Inc.	(37,447)	(9,347,895)	17.2

		(10,083,403)

Health Care Providers & Services
Molina Healthcare, Inc.	(77,241)	(25,506,523)	47.0

Hotels, Restaurants & Leisure
Hyatt Hotels Corp., Class A	(157,019)	(14,202,369)	26.2

Household Durables
Dr. Horton, Inc.	(45,432)	(4,049,808)	7.5

Independent Power and Renewable Electricity Producers
AES Corp.	(311,264)	(8,951,953)	16.5

Insurance
Brown & Brown, Inc.	(161,438)	(9,197,123)	16.9
Travelers Cos., Inc.	(11,873)	(2,226,069)	4.1

		(11,423,192)

Interactive Media & Services
ZoomInfo Technologies, Inc., Class A	(94,544)	(2,846,720)	5.2

IT Services
Block, Inc.	(378,572)	(23,789,464)	43.8
GoDaddy, Inc., Class A	(22,886)	(1,712,331)	3.2
Twilio, Inc., Class A	(652,437)	(31,943,316)	58.8
Western Union Co.	(89,334)	(1,230,129)	2.3

		(58,675,240)

Machinery
Cummins, Inc.	(119,666)	(28,993,875)	53.4

Metals & Mining
Freeport-McMoRan, Inc.	(193,639)	(7,358,282)	13.5

Security	Shares	Value	% of Basket Value

Multiline Retail
Dollar Tree, Inc.	(33,632)	$(4,756,910)	8.8%
Nordstrom, Inc.	(998,812)	(16,120,826)	29.7
Target Corp.	(143,565)	(21,396,927)	39.4

		(42,274,663)

Oil, Gas & Consumable Fuels
Antero Resources Corp.	(22,188)	(687,606)	1.3

Semiconductors & Semiconductor Equipment
Micron Technology, Inc.	(619,718)	(30,973,506)	57.1

Specialty Retail
Ross Stores, Inc.	(43,193)	(5,013,411)	9.2

Total Reference Entity — Short		(489,145,961)

Net Value of Reference Entity — Merrill Lynch International
		$(54,283,037)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date February 15, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Airlines
Delta Air Lines, Inc.	1,090,705	$35,840,566	67.6%

Auto Components
Goodyear Tire & Rubber Co.	2,370,177	24,057,297	45.4

Chemicals
Olin Corp.	744,791	39,429,236	74.4

Containers & Packaging
International Paper Co.	1,114,754	38,603,931	72.8

Diversified Consumer Services
H&R Block, Inc.	540,614	19,737,817	37.2

Electric Utilities
Duke Energy Corp.	402,242	41,426,904	78.2

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	51,926	5,429,902	10.3

Energy Equipment & Services
Halliburton Co.	79,610	3,132,654	5.9

Food Products
Campbell Soup Co.	283,251	16,074,494	30.3

Health Care Providers & Services
Cardinal Health, Inc.	26,248	2,017,684	3.8

Hotels, Restaurants & Leisure
Aramark	307,103	12,695,638	24.0
Boyd Gaming Corp.	66,009	3,599,471	6.8

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Hotels, Restaurants & Leisure (continued)
Marriott International, Inc.	74,644	$11,113,745	21.0%
MGM Resorts International	677,361	22,711,914	42.8

		50,120,768

Household Durables
Toll Brothers, Inc.	107,992	5,390,961	10.2

Insurance
Loews Corp.	304,050	17,735,236	33.4
Marsh & McLennan Cos., Inc.	53,400	8,836,632	16.7

		26,571,868

Oil, Gas & Consumable Fuels
APA Corp.	134,507	6,278,787	11.8
Murphy Oil Corp.	615,671	26,480,010	50.0
Williams Cos., Inc.	602,423	19,819,716	37.4

		52,578,513

Pharmaceuticals
Johnson & Johnson	12,799	2,260,943	4.3
Pfizer, Inc.	31,417	1,609,807	3.0

		3,870,750

Road & Rail
CSX Corp.	212,777	6,591,831	12.4

Specialty Retail
Bath & Body Works, Inc.	754,165	31,780,513	60.0

Technology Hardware, Storage & Peripherals
Xerox Holdings Corp.	786,117	11,477,308	21.7

Total Reference Entity — Long		414,132,997

Reference Entity — Short

Common Stocks

Automobiles
Ford Motor Co.	(1,569,609)	(18,254,553)	(34.5)

Chemicals
Eastman Chemical Co.	(66,694)	(5,431,559)	(10.3)

Consumer Finance
Capital One Financial Corp.	(19,955)	(1,855,017)	(3.5)
OneMain Holdings, Inc.	(345,825)	(11,519,431)	(21.7)

		(13,374,448)

Diversified Telecommunication Services
Verizon Communications, Inc.	(974,958)	(38,413,345)	(72.5)

Electric Utilities
FirstEnergy Corp.	(482,912)	(20,253,329)	(38.2)

Equity Real Estate Investment Trusts (REITs)
Equity Residential	(651,269)	(38,424,871)	(72.5)
Iron Mountain, Inc.	(380,064)	(18,946,191)	(35.7)
Simon Property Group, Inc.	(71,209)	(8,365,633)	(15.8)

		(65,736,695)

Food Products
Conagra Brands, Inc.	(34,675)	(1,341,922)	(2.5)

Hotels, Restaurants & Leisure
Carnival Corp.	(85,301)	(687,526)	(1.3)

Security	Shares	Value	% of Basket Value

Household Durables
PulteGroup, Inc.	(115,258)	$(5,247,697)	(9.9)%
Whirlpool Corp.	(32,280)	(4,566,329)	(8.6)

		(9,814,026)

Independent Power and Renewable Electricity Producers
AES Corp.	(429,017)	(12,338,529)	(23.3)

Machinery
Caterpillar, Inc.	(19,304)	(4,624,466)	(8.7)

Media
Altice USA, Inc.	(69,901)	(321,545)	(0.6)

Metals & Mining
Cleveland-Cliffs, Inc.	(1,587,315)	(25,571,645)	(48.3)
Freeport-McMoRan, Inc.	(414,896)	(15,766,048)	(29.7)
Teck Resources Ltd.	(255,205)	(9,651,853)	(18.2)

		(50,989,546)

Multiline Retail
Macy’s, Inc.	(371,884)	(7,679,404)	(14.5)
Target Corp.	(263,047)	(39,204,525)	(74.0)

		(46,883,929)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(4,924)	(273,430)	(0.5)
Devon Energy Corp.	(127,083)	(7,816,875)	(14.8)
Enbridge, Inc.	(458,213)	(17,916,128)	(33.8)
Pioneer Natural Resources Co.	(140,962)	(32,194,311)	(60.7)

		(58,200,744)

Software
Oracle Corp.	(169,144)	(13,825,831)	(26.1)

Thrifts & Mortgage Finance
Radian Group, Inc.	(33,612)	(640,981)	(1.2)

Total Reference Entity — Short		(361,132,974)

Net Value of Reference Entity — Merrill Lynch International		$53,000,023

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 3, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Auto Components
BorgWarner, Inc.	505,388	$20,341,867	496.5%

Containers & Packaging
Westrock Co.	120,983	4,253,762	103.8

Electric Utilities
American Electric Power Co., Inc.	202,591	19,236,015	469.5
Exelon Corp.	312,355	13,503,107	329.5

		32,739,122

Energy Equipment & Services
Halliburton Co.	357,957	14,085,608	343.8

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Food & Staples Retailing
Kroger Co.	329,243	$14,677,653	358.2%

Health Care Equipment & Supplies
Baxter International, Inc.	134,321	6,846,341	167.1

Health Care Providers & Services
Cardinal Health, Inc.	210,835	16,206,887	395.5
CVS Health Corp.	130,575	12,168,284	297.0
McKesson Corp.	37,300	13,991,976	341.5
Quest Diagnostics, Inc.	35,679	5,581,623	136.2

		47,948,770

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	172,588	9,411,223	229.7
Darden Restaurants, Inc.	179,599	24,843,930	606.3
McDonald’s Corp.	61,456	16,195,500	395.3

		50,450,653

Household Durables
Toll Brothers, Inc.	152,870	7,631,271	186.3

Insurance
Hartford Financial Services Group, Inc.	182,315	13,824,947	337.4
Marsh & McLennan Cos., Inc.	35,132	5,813,643	141.9

		19,638,590

IT Services
DXC Technology Co.	188,120	4,985,180	121.7

Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	158,498	18,447,582	450.2
Ovintiv, Inc.	42,300	2,145,033	52.4

		20,592,615

Pharmaceuticals
Bristol-Myers Squibb Co.	245,611	17,671,711	431.3
Pfizer, Inc.	368,670	18,890,651	461.0

		36,562,362

Road & Rail
CSX Corp.	290,083	8,986,771	219.3

Specialty Retail
AutoZone, Inc.	4,345	10,715,552	261.5

Total Reference Entity — Long		300,456,117

Reference Entity — Short

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	(366,626)	(14,448,731)	(352.6)
Northrop Grumman Corp.	(2,359)	(1,287,094)	(31.4)
TransDigm Group, Inc.	(5,300)	(3,337,145)	(81.5)

		(19,072,970)

Automobiles
Tesla, Inc.	(28,630)	(3,526,643)	(86.1)

Chemicals
Corteva, Inc.	(284,808)	(16,741,014)	(408.6)

Consumer Finance
Ally Financial, Inc.	(518,607)	(12,679,941)	(309.5)
Capital One Financial Corp.	(229,444)	(21,329,114)	(520.5)

		(34,009,055)

Security	Shares	Value	% of Basket Value

Containers & Packaging
Ball Corp.	(50,117)	$(2,562,983)	(62.6)%

Electric Utilities
NextEra Energy, Inc.	(90,255)	(7,545,318)	(184.2)
Southern Co.	(310,836)	(22,196,799)	(541.7)

		(29,742,117)

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(910,910)	(14,620,106)	(356.8)
Iron Mountain, Inc.	(39,039)	(1,946,094)	(47.5)

		(16,566,200)

Food Products
Conagra Brands, Inc.	(269,285)	(10,421,329)	(254.3)
Kraft Heinz Co.	(966,229)	(39,335,183)	(960.0)
Lamb Weston Holdings, Inc.	(88,948)	(7,948,393)	(194.0)
Mondelez International, Inc.	(350,051)	(23,330,899)	(569.4)

		(81,035,804)

Health Care Equipment & Supplies
Boston Scientific Corp.	(233,226)	(10,791,367)	(263.4)

Household Durables
PulteGroup, Inc.	(105,645)	(4,810,017)	(117.4)

Independent Power and Renewable Electricity
Producers
AES Corp.	(332,056)	(9,549,931)	(233.1)

Insurance
Prudential Financial, Inc.	(33,070)	(3,289,142)	(80.3)

Metals & Mining
Teck Resources Ltd.	(394,731)	(14,928,726)	(364.3)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	(147,912)	(5,783,359)	(141.1)

Thrifts & Mortgage Finance
MGIC Investment Corp.	(416,281)	(5,411,653)	(132.1)
Radian Group, Inc.	(623,996)	(11,899,604)	(290.4)

		(17,311,257)

Trading Companies & Distributors
United Rentals, Inc.	(47,668)	(16,942,161)	(413.5)

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(69,257)	(9,695,980)	(236.6)

Total Reference Entity — Short		(296,358,726)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$4,097,391

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 3, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Airlines
Delta Air Lines, Inc.	236,907	$7,784,764	3.3%

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Auto Components
BorgWarner, Inc.	353,367	$14,223,022	6.1%

Capital Markets
Nasdaq, Inc.	321,399	19,717,829	8.4

Chemicals
CF Industries Holdings, Inc.	367,077	31,274,960	13.3

Commercial Services & Supplies
Republic Services, Inc., Class A	242,061	31,223,448	13.3
Waste Management, Inc.	60,876	9,550,227	4.1

		40,773,675

Construction Materials
Vulcan Materials Co.	39,409	6,900,910	2.9

Diversified Financial Services
Equitable Holdings, Inc.	137,964	3,959,567	1.7
Voya Financial, Inc.	271,256	16,679,531	7.1

		20,639,098

Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	57,506	12,183,221	5.2
Camden Property Trust	92,066	10,300,344	4.4
Crown Castle, Inc.	68,381	9,275,199	4.0
Healthpeak Properties, Inc.	144,321	3,618,128	1.5
Weyerhaeuser Co.	691,484	21,436,004	9.1

		56,812,896

Food & Staples Retailing
Kroger Co.	240,649	10,728,132	4.6

Food Products
Kellogg Co.	142,398	10,144,434	4.3

Hotels, Restaurants & Leisure
MGM Resorts International	198,735	6,663,584	2.8
Penn Entertainment, Inc.	540,957	16,066,423	6.9

		22,730,007

Household Durables
Whirlpool Corp.	18,148	2,567,216	1.1

Insurance
American International Group, Inc.	256,247	16,205,060	6.9
Aon PLC	18,513	5,556,492	2.4

		21,761,552

Internet & Direct Marketing
Retail eBay, Inc.	395,626	16,406,610	7.0

Metals & Mining
Steel Dynamics, Inc.	64,925	6,343,172	2.7

Multi-Utilities
DTE Energy Co.	117,628	13,824,819	5.9

Oil, Gas & Consumable Fuels
Chevron Corp.	18,899	3,392,182	1.5
EQT Corp.	684,928	23,171,114	9.9
Range Resources Corp.	594,822	14,882,446	6.3

		41,445,742

Professional Services
Clarivate PLC	3,898,540	32,513,824	13.8

Security	Shares	Value	% of Basket Value

Software
Elastic NV	635,204	$32,713,006	13.9%

Specialty Retail
Murphy USA, Inc.	112,451	31,434,553	13.4

Common Stocks

Household Products
Colgate-Palmolive Co.	200,963	15,833,875	6.7

Total Reference Entity — Long		456,574,096

Reference Entity — Short

Common Stocks

Capital Markets
Brookfield Corp., Class A	(118,996)	(3,743,614)	(1.6)
Raymond James Financial, Inc.	(197,769)	(21,131,618)	(9.0)

		(24,875,232)

Chemicals
Celanese Corp., Class A	(88,427)	(9,040,776)	(3.9)
FMC Corp.	(81,801)	(10,208,765)	(4.3)

		(19,249,541)

Communications Equipment
Juniper Networks, Inc.	(781,151)	(24,965,586)	(10.6)

Containers & Packaging
Crown Holdings, Inc.	(1,458)	(119,862)	(0.0)

Electronic Equipment, Instruments & Components
Teledyne Technologies, Inc.	(3,412)	(1,364,493)	(0.6)

Energy Equipment & Services
Baker Hughes Co., Class A	(514,158)	(15,183,086)	(6.5)
Halliburton Co.	(459,542)	(18,082,978)	(7.7)

		(33,266,064)

Equity Real Estate Investment Trusts (REITs)
VICI Properties, Inc.	(812,898)	(26,337,895)	(11.2)

Health Care Equipment & Supplies
Zimmer Biomet Holdings, Inc.	(30,594)	(3,900,735)	(1.7)

Health Care Providers & Services
Tenet Healthcare Corp.	(489,457)	(23,880,607)	(10.2)

Independent Power and Renewable Electricity Producers
AES Corp.	(64,230)	(1,847,255)	(0.8)

Insurance
Allstate Corp.	(2,966)	(402,189)	(0.1)
Willis Towers Watson PLC	(23,772)	(5,814,156)	(2.5)

		(6,216,345)

IT Services
Global Payments, Inc.	(117,453)	(11,665,432)	(5.0)

Machinery
Stanley Black & Decker, Inc.	(129,095)	(9,697,616)	(4.1)

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(293,711)	$(16,309,772)	(7.0)%
Cenovus Energy, Inc.	(302,585)	(5,873,175)	(2.5)

		(22,182,947)

Semiconductors & Semiconductor Equipment
Intel Corp.	(465,104)	(12,292,699)	(5.2)

Total Reference Entity — Short		(221,862,309)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$234,711,787

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$2,699,925	$(59,553)	$11,205,419	$(11,563,741)
OTC Swaps	—	—	15,089,131	(27,047,402)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$60,946,314	$—	$60,946,314
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	236,251	—	—	236,251
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	2,245,207	—	—	6,058,995	2,901,217	11,205,419
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	15,089,131	—	—	—	15,089,131

	$—	$2,245,207	$15,089,131	$236,251	$67,005,309	$2,901,217	$87,477,115

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$10,698,871	$—	$10,698,871
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	96,662	—	—	96,662
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	4,188,767	—	—	7,374,974	—	11,563,741
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	27,047,402	—	—	—	27,047,402

	$—	$4,188,767	$27,047,402	$96,662	$18,073,845	$—	$49,406,676

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$74,742,159	$(1,740,009)	$73,002,150
Forward foreign currency exchange contracts	—	—	—	(207,722)	—	—	(207,722)
Swaps	—	(3,049,890)	305,906,190	—	(43,488,002)	(3,229,523)	256,138,775

	$—	$(3,049,890)	$305,906,190	$(207,722)	$31,254,157	$(4,969,532)	$328,933,203

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(5,842,704)	$—	$67,599,625	$—	$61,756,921
Forward foreign currency exchange contracts	—	—	—	474,859	—	—	474,859
Swaps	—	(1,943,560)	(40,851,670)	—	(11,006,550)	2,901,217	(50,900,563)

	$—	$(1,943,560)	$(46,694,374)	$474,859	$56,593,075	$2,901,217	$11,331,217

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$782,601,833
Average notional value of contracts — short	$3,018,179,750
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$70,089,924
Average amounts sold — in USD	$33,519,323
Credit default swaps:
Average notional value — buy protection	$75,225,000
Average notional value — sell protection	$163,500,000
Interest rate swaps:
Average notional value — pays fixed rate	$903,693,080
Average notional value — receives fixed rate	$1,085,435,174
Inflation swaps:
Average notional value — pays fixed rate	$70,635,438
Total return swaps:
Average notional value	$393,350,574

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$12,755,588	$675,098
Forward foreign currency exchange contracts	236,251	96,662
Swaps — centrally cleared	3,632,385	—
Swaps — OTC(a)	15,089,131	27,047,402

Total derivative assets and liabilities in the Statements of Assets and Liabilities	31,713,355	27,819,162

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,387,973)	(675,098)

Total derivative assets and liabilities subject to an MNA	$15,325,382	$27,144,064

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
BNP Paribas SA	$8,173,377	$(1,435,464)	$—	$(6,737,913)	$—
Citibank N.A	2,676,775	(816,738)	—	—	1,860,037
Deutsche Bank AG	104,063	(5,972)	—	—	98,091
Goldman Sachs Bank USA	607,050	(607,050)	—	—	—
HSBC Bank PLC	3,641,093	(562,526)	—	(1,200,000)	1,878,567
Societe Generale	23,793	(23,793)	—	—	—
State Street Bank and Trust Co.	99,231	—	—	—	99,231

	$15,325,382	$(3,451,543)	$—	$(7,937,913)	$3,935,926

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A	$8,245,858	$—	$—	$(8,245,858)	$—
Barclays Bank PLC	1,380,850	—	—	(1,380,850)	—
BNP Paribas SA	1,435,464	(1,435,464)	—	—	—
Citibank N.A	816,738	(816,738)	—	—	—
Deutsche Bank AG	5,972	(5,972)	—	—	—
Goldman Sachs Bank USA	3,205,275	(607,050)	—	—	2,598,225
HSBC Bank PLC	562,526	(562,526)	—	—	—
Morgan Stanley & Co. International PLC	11,438,777	—	—	(11,438,777)	—
Royal Bank of Canada	2,518	—	—	—	2,518
Societe Generale	50,086	(23,793)	—	—	26,293

	$27,144,064	$(3,451,543)	$—	$(21,065,485)	$2,627,036

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$144,336,017	$—	$144,336,017
Common Stocks	204,993,137	—	—	204,993,137
Corporate Bonds	—	4,167,543,785	—	4,167,543,785
Non-Agency Mortgage-Backed Securities	—	1,407,286,526	—	1,407,286,526
Preferred Securities Capital Trust	—	201,086	—	201,086
U.S. Government Sponsored Agency Securities	—	3,767,760,149	—	3,767,760,149

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Systematic Multi-Strategy Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$376,612,442	$—	$—	$376,612,442
U.S. Treasury Obligations	—	1,167,663,321	—	1,167,663,321
Liabilities
Investments
TBA Sale Commitments	—	(546,049,816)	—	(546,049,816)

	$581,605,579	$10,108,741,068	$—	$10,690,346,647

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$2,245,207	$—	$2,245,207
Equity Contracts	—	15,089,131	—	15,089,131
Foreign Currency Exchange Contracts	—	236,251	—	236,251
Interest Rate Contracts	60,946,314	6,058,995	—	67,005,309
Other Contracts	—	2,901,217	—	2,901,217
Liabilities
Credit Contracts	—	(4,188,767)	—	(4,188,767)
Equity Contracts	—	(27,047,402)	—	(27,047,402)
Foreign Currency Exchange Contracts	—	(96,662)	—	(96,662)
Interest Rate Contracts	(10,698,871)	(7,374,974)	—	(18,073,845)

	$50,247,443	$(12,177,004)	$—	$38,070,439

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Chile — 1.0%
Corp. Nacional del Cobre de Chile, 3.00%, 09/30/29(a)	USD 200	$174,350

Georgia — 1.0%
Georgian Railway JSC, 4.00%, 06/17/28(a)	200	173,850

Ukraine — 0.2%
NPC Ukrenergo, 6.88%, 11/09/28(a)(b)(c)	200	33,475

United Arab Emirates(a) — 2.1%
DP World Crescent Ltd., 3.75%, 01/30/30	200	183,912
MDGH GMTN RSC Ltd., 3.00%, 04/19/24	200	193,975

		377,887

Total Corporate Bonds — 4.3% (Cost: $993,859)		759,562

Foreign Agency Obligations

Argentina — 3.1%
Argentine Republic Government International Bond
1.00%, 07/09/29	44	11,793
0.75%, 07/09/30(d)	312	84,461
3.63%, 07/09/35(d)	770	194,043
4.25%, 01/09/38(d)	539	169,650
3.63%, 07/09/46(d)	350	88,963

		548,910

Bahrain(a) — 2.0%
Bahrain Government International Bond 5.63%, 09/30/31	200	181,850
5.45%, 09/16/32	200	175,850

		357,700

Benin — 0.6%
Benin Government International Bond, 4.95%, 01/22/35(a)	EUR 140	108,538

Brazil — 3.3%
Brazilian Government International Bond
3.88%, 06/12/30	USD 310	268,305
3.75%, 09/12/31	200	168,000
5.00%, 01/27/45	200	147,975

		584,280

Cayman Islands — 1.5%
Sharjah Sukuk Program Ltd., 3.23%, 10/23/29(a)	300	263,681

Chile — 3.6%
Chile Government International Bond
2.55%, 01/27/32	400	327,075
2.55%, 07/27/33	200	156,350
3.50%, 01/25/50	200	144,038

		627,463

Colombia — 4.4%
Colombia Government International Bond
3.25%, 04/22/32	200	145,100
6.13%, 01/18/41	250	198,875
5.63%, 02/26/44	400	293,200
5.00%, 06/15/45	200	137,225

		774,400

Security	Par (000)	Value

Costa Rica — 1.1%
Costa Rica Government International Bond, 6.13%,
02/19/31(a)	USD 200	$193,538

Dominican Republic(a) — 3.5%
Dominican Republic International Bond
4.50%, 01/30/30	300	254,494
4.88%, 09/23/32	180	148,815
6.85%, 01/27/45	250	216,062

		619,371

Ecuador(d) — 2.3%
Ecuador Government International Bond
6.00%, 07/31/30(a)	114	72,350
6.00%, 07/31/30(e)	65	41,380
3.50%, 07/31/35(a)	292	133,339
3.50%, 07/31/35(e)	262	119,807
2.50%, 07/31/40(e)	115	46,702

		413,578

Egypt(a) — 3.7%
Egypt Government International Bond
5.25%, 10/06/25	200	179,000
7.63%, 05/29/32	200	147,287
7.90%, 02/21/48	200	124,500
8.88%, 05/29/50	300	199,875

		650,662

El Salvador(a) — 0.5%
El Salvador Government International Bond
6.38%, 01/18/27	85	36,805
8.63%, 02/28/29	68	29,402
7.65%, 06/15/35	60	23,561

		89,768

Gabon — 1.1%
Gabon Government International Bond, 6.95%, 06/16/25(a)	200	188,000

Ghana(a)(b)(c) — 2.1%
Ghana Government International Bond
6.38%, 02/11/27	200	75,000
7.63%, 05/16/29	205	73,800
8.13%, 03/26/32	200	70,750
8.63%, 04/07/34	235	83,396
8.63%, 06/16/49	200	68,500

		371,446

Guatemala — 1.1%
Guatemala Government Bond, 4.38%, 06/05/27(a)	200	188,538

Hungary — 2.2%
Hungary Government International Bond
5.25%, 06/16/29(e)	200	190,162
2.13%, 09/22/31(a)	200	146,975
7.63%, 03/29/41	40	43,608

		380,745

Indonesia — 3.9%
Indonesia Government International Bond
2.85%, 02/14/30	200	178,350
1.30%, 03/23/34	EUR 180	138,465

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Indonesia (continued)
Indonesia Government International Bond (continued) 4.75%, 07/18/47(a)	USD 200	$181,272
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(e)	200	197,772

		695,859

Ivory Coast(a) — 1.9%
Ivory Coast Government International Bond
4.88%, 01/30/32	EUR 100	84,251
5.75%, 12/31/32(d)	USD 66	64,839
6.13%, 06/15/33	200	178,000

		327,090

Jamaica — 1.2%
Jamaica Government International Bond, 6.75%, 04/28/28	200	211,100

Jordan — 1.3%
Jordan Government International Bond, 5.85%, 07/07/30(a)	250	222,234

Kenya — 1.0%
Republic of Kenya Government International Bond, 7.25%, 02/28/28(a)	200	176,000

Mexico — 4.7%
Mexico Government International Bond
4.50%, 04/22/29	200	191,000
4.75%, 04/27/32	200	187,037
2.25%, 08/12/36	EUR 140	106,243
4.60%, 01/23/46	USD 200	155,288
5.00%, 04/27/51	240	194,745

		834,313

Morocco — 0.9%
Morocco Government International Bond, 3.00%, 12/15/32(a)	200	157,975

Oman(a) — 4.6%
Oman Government International Bond
5.63%, 01/17/28	400	393,575
6.50%, 03/08/47	200	181,500
6.75%, 01/17/48	250	232,703

		807,778

Panama — 3.5%
Panama Government International Bond
3.16%, 01/23/30	200	171,725
4.50%, 05/15/47	200	153,350
4.50%, 04/16/50	200	150,850
4.50%, 04/01/56	200	146,663

		622,588

Paraguay — 1.1%
Paraguay Government International Bond, 4.95%, 04/28/31(a)	200	193,038

Peru — 2.8%
Peruvian Government International Bond
4.13%, 08/25/27	100	95,831
2.78%, 01/23/31	278	229,837
1.86%, 12/01/32	70	51,091
3.00%, 01/15/34	155	122,043

		498,802

Security	Par (000)	Value

Philippines — 1.9%
Philippine Government International Bond, 3.00%, 02/01/28	USD 363	$337,630

Poland — 1.1%
Republic of Poland Government International Bond
5.50%, 11/16/27	130	132,916
5.75%, 11/16/32	60	63,587

		196,503

Qatar(a) — 2.5%
Qatar Government International Bond
3.75%, 04/16/30	250	241,219
4.82%, 03/14/49	200	193,475

		434,694
Romania — 2.9%
Romanian Government International Bond
3.00%, 02/27/27(a)	110	97,130
5.25%, 11/25/27(e)	40	38,270
3.00%, 02/14/31(a)	196	153,591
3.63%, 03/27/32(a)	50	39,650
2.00%, 04/14/33(a)	EUR 210	143,559
5.13%, 06/15/48(a)	USD 60	47,580

		519,780

Saudi Arabia(a) — 3.9%
Saudi Government International Bond
3.25%, 10/22/30	200	181,725
2.75%, 02/03/32	400	347,450
3.75%, 01/21/55	200	156,662

		685,837

Senegal — 0.8%
Senegal Government International Bond, 6.75%, 03/13/48(a)	200	140,475

Serbia — 0.5%
Serbia International Bond, 1.00%, 09/23/28(a)	EUR 120	92,029

South Africa — 3.7%
Republic of South Africa Government International Bond
4.85%, 09/30/29	USD 200	177,475
5.88%, 06/22/30	200	185,475
5.65%, 09/27/47	400	294,000

		656,950

Sri Lanka(a)(b)(c) — 0.7%
Sri Lanka Government International Bond
6.35%, 06/28/24	200	58,475
6.13%, 06/03/25	200	61,600

		120,075

Supranational — 0.5%
Banque Ouest Africaine de Developpement, 2.75%, 01/22/33(a)	EUR 100	80,369

Ukraine(a)(b)(c) — 1.5%
Ukraine Government International Bond
7.75%, 09/01/26	USD 300	63,056
7.75%, 09/01/27	230	47,696
7.75%, 09/01/29	130	27,609
7.25%, 03/15/35	200	37,288
0.00%, 08/01/41(f)	304	86,602

		262,251

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Arab Emirates(a) — 1.9%
Abu Dhabi Government International Bond
1.70%, 03/02/31	USD 200	$164,600
3.88%, 04/16/50	200	168,538

		333,138

Uruguay — 3.3%
Uruguay Government International Bond
4.38%, 01/23/31	350	348,425
4.13%, 11/20/45	66	61,270
5.10%, 06/18/50	160	157,760
4.98%, 04/20/55	21	19,984

		587,439

Total Foreign Agency Obligations — 88.2% (Cost: $19,426,762)		15,554,565

Total Long-Term Investments — 92.5% (Cost: $20,420,621)		16,314,127

	Shares

Short-Term Securities

Money Market Funds — 6.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(g)(h)	1,089,816	1,089,816

Total Short-Term Securities — 6.2% (Cost: $1,089,816)		1,089,816

Total Investments — 98.7% (Cost: $21,510,437)		17,403,943

Other Assets Less Liabilities — 1.3%		238,162

Net Assets — 100.0%		$17,642,105

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Non-income producing security.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,070,329	$19,487	(a)	$—	$—	$—	$1,089,816	1,089,816	$12,998	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
30-Year Euro Buxl Bond	1	03/08/23	$145	$29,137
10-Year U.S. Treasury Note	5	03/22/23	561	5,635
Ultra U.S. Treasury Bond	3	03/22/23	401	35,700

				$70,472

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	47,538,100	USD	51,263	Barclays Bank PLC	01/12/23	$4,736
CLP	159,260,000	USD	177,152	Barclays Bank PLC	01/12/23	10,453
EUR	20,000	USD	21,303	Bank of America N.A.	01/12/23	118
EUR	60,000	USD	62,437	Morgan Stanley & Co. International PLC	01/12/23	1,826
JPY	4,046,500	USD	30,144	Bank of America N.A.	01/12/23	718
JPY	12,232,400	USD	83,923	Bank of America N.A.	01/12/23	9,372
JPY	9,627,300	USD	70,830	Morgan Stanley & Co. International PLC	01/12/23	2,596
JPY	7,397,000	USD	50,424	UBS AG	01/12/23	5,992
MXN	1,831,400	USD	92,325	Bank of America N.A.	01/12/23	1,524
MXN	1,060,000	USD	53,919	Deutsche Bank AG	01/12/23	401
MXN	507,312	USD	25,715	Morgan Stanley & Co. International PLC	01/12/23	282
MXN	900,000	USD	45,798	Morgan Stanley & Co. International PLC	01/12/23	322
MXN	1,200,000	USD	61,163	Morgan Stanley & Co. International PLC	01/12/23	331
MXN	2,148,700	USD	109,168	Morgan Stanley & Co. International PLC	01/12/23	942
MXN	2,729,700	USD	137,603	Natwest Markets PLC	01/12/23	2,280
MXN	714,222	USD	35,923	UBS AG	01/12/23	677
USD	82,923	COP	402,150,000	BNP Paribas SA	01/12/23	92
USD	38,087	JPY	4,981,300	Bank of America N.A.	01/12/23	95
USD	137,282	MXN	2,660,000	Deutsche Bank AG	01/12/23	971
USD	25,522	MXN	490,647	Morgan Stanley & Co. International PLC	01/12/23	379
ZAR	1,539,088	USD	84,630	Morgan Stanley & Co. International PLC	01/12/23	5,891
ZAR	1,860,000	USD	103,750	Morgan Stanley & Co. International PLC	01/12/23	5,646
ZAR	3,460,000	USD	199,958	Morgan Stanley & Co. International PLC	01/12/23	3,541
BRL	719,416	USD	132,119	Bank of America N.A.	02/02/23	3,398
BRL	500,000	USD	93,345	Barclays Bank PLC	02/02/23	841

						63,424

COP	34,247,289	USD	7,076	BNP Paribas SA	01/12/23	(22)
COP	411,692,711	USD	85,038	Goldman Sachs International	01/12/23	(242)
COP	428,560,000	USD	89,098	Morgan Stanley & Co. International PLC	01/12/23	(827)
MXN	1,750,000	USD	90,323	Deutsche Bank AG	01/12/23	(645)
MXN	3,410,000	USD	174,882	Morgan Stanley & Co. International PLC	01/12/23	(137)
USD	79,023	CLP	73,550,000	Morgan Stanley & Co. International PLC	01/12/23	(7,618)
USD	98,788	CLP	85,600,000	Morgan Stanley & Co. International PLC	01/12/23	(2,047)
USD	1,090	COP	5,560,077	BNP Paribas SA	01/12/23	(55)
USD	81,724	COP	413,530,000	BNP Paribas SA	01/12/23	(3,451)
USD	40,342	COP	203,887,280	Goldman Sachs International	01/12/23	(1,653)
USD	92,239	COP	470,862,323	Goldman Sachs International	01/12/23	(4,745)
USD	10,598	EUR	10,000	Bank of America N.A.	01/12/23	(113)
USD	50,691	EUR	48,000	BNP Paribas SA	01/12/23	(719)
USD	84,500	EUR	80,000	BNP Paribas SA	01/12/23	(1,184)
USD	9,995	EUR	10,000	Morgan Stanley & Co. International PLC	01/12/23	(715)
USD	10,429	EUR	10,000	Morgan Stanley & Co. International PLC	01/12/23	(281)
USD	136,281	EUR	130,000	Morgan Stanley & Co. International PLC	01/12/23	(2,955)
USD	408,070	EUR	407,884	Morgan Stanley & Co. International PLC	01/12/23	(28,794)
USD	9,965	EUR	10,000	UBS AG	01/12/23	(746)
USD	10,361	EUR	10,000	UBS AG	01/12/23	(350)
USD	94,239	EUR	90,000	UBS AG	01/12/23	(2,156)
USD	88,598	HUF	36,963,200	Bank of America N.A.	01/12/23	(10,234)
USD	33,568	JPY	4,516,000	UBS AG	01/12/23	(875)
USD	127,833	MXN	2,532,866	Bank of America N.A.	01/12/23	(1,963)
USD	167,577	MXN	3,341,400	Bank of America N.A.	01/12/23	(3,652)
USD	144,215	MXN	2,876,913	Deutsche Bank AG	01/12/23	(3,212)
USD	18,611	MXN	370,348	Morgan Stanley & Co. International PLC	01/12/23	(367)
USD	89,406	MXN	1,780,000	Morgan Stanley & Co. International PLC	01/12/23	(1,810)
USD	4,372	PLN	20,000	Goldman Sachs International	01/12/23	(190)
USD	104,613	PLN	501,600	UBS AG	01/12/23	(9,810)
USD	36,263	ZAR	636,461	Morgan Stanley & Co. International PLC	01/12/23	(1,171)
USD	91,616	ZAR	1,590,000	UBS AG	01/12/23	(1,900)

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	103,494	BRL	550,000	Morgan Stanley & Co. International PLC	02/02/23	$(110)
USD	290,674	TRY	5,848,322	Barclays Bank PLC	02/03/23	(14,342)

						(109,091)

						$(45,667)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR	70	$(351)	$(303)	$(48)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1	1.00%	Quarterly	12/20/27	BBB+	USD	120	$1,003	$1,063	$(60)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.38.V1	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	USD	40	$2,323	$2,376	$(53)
Kingdom of Saudi Arabia	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	USD	219	(3,836)	(4,678)	842
Republic of Colombia	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	USD	309	22,394	23,173	(779)
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	123	19,573	27,415	(7,842)
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	12/20/27	USD	531	84,499	118,356	(33,857)

							$124,953	$166,642	$(41,689)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,063	$(303)	$—	$(108)
OTC Swaps	171,320	(4,678)	842	(42,531)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$70,472	$—	$70,472
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	63,424	—	—	63,424
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	172,162	—	—	—	—	172,162

	$—	$172,162	$—	$63,424	$70,472	$—	$306,058

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$109,091	$—	$—	$109,091
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	108	—	—	—	—	108
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	47,209	—	—	—	—	47,209

	$—	$47,317	$—	$109,091	$—	$—	$156,408

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$526,357	$—	$526,357
Forward foreign currency exchange contracts	—	—	—	292,812	—	—	292,812
Options purchased(a)	—	—	—	(8,244)	—	—	(8,244)
Swaps	—	13,781	—	—	(20,187)	—	(6,406)

	$—	$13,781	$—	$284,568	$506,170	$—	$804,519

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$48,663	$—	$48,663
Forward foreign currency exchange contracts	—	—	—	(144,675)	—	—	(144,675)
Swaps	—	(77,752)	—	—	—	—	(77,752)

	$—	$(77,752)	$—	$(144,675)	$48,663	$—	$(173,764)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$241,664
Average notional value of contracts — short	$1,210,505
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,121,579
Average amounts sold — in USD	$1,347,527
Options:
Average value of option contracts purchased	$—	(a)
Credit default swaps:
Average notional value — buy protection	$1,195,358
Average notional value — sell protection	$30,000

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Interest rate swaps:
Average notional value — pays fixed rate	$—	(a)
Average notional value — receives fixed rate	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$9,246	$—
Forward foreign currency exchange contracts	63,424	109,091
Swaps — centrally cleared	—	174
Swaps — OTC(a)	172,162	47,209

Total derivative assets and liabilities in the Statements of Assets and Liabilities	244,832	156,474

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,246)	(174)

Total derivative assets and liabilities subject to an MNA	$235,586	$156,300

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
Bank of America N.A.	$15,225	$(15,225)	$—	$—	$—
Barclays Bank PLC	16,030	(14,342)	—	—	1,688
BNP Paribas SA	92	(92)	—	—	—
Deutsche Bank AG	1,372	(1,372)	—	—	—
Goldman Sachs International	145,771	(48,529)	—	—	97,242
Morgan Stanley & Co. International PLC	48,147	(48,147)	—	—	—
Natwest Markets PLC	2,280	—	—	—	2,280
UBS AG	6,669	(6,669)	—	—	—

	$235,586	$(134,376)	$—	$—	$101,210

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)(d)
Bank of America N.A.	$15,962	$(15,225)	$—	$—	$737
Barclays Bank PLC	14,342	(14,342)	—	—	—
BNP Paribas SA	5,431	(92)	—	—	5,339
Deutsche Bank AG	3,857	(1,372)	—	—	2,485
Goldman Sachs International	48,529	(48,529)	—	—	—
Morgan Stanley & Co. International PLC	52,342	(48,147)	—	—	4,195
UBS AG	15,837	(6,669)	—	—	9,168

	$156,300	$(134,376)	$—	$—	$21,924

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Sustainable Emerging Markets Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$759,562	$—	$759,562
Foreign Agency Obligations	—	15,554,565	—	15,554,565
Short-Term Securities
Money Market Funds	1,089,816	—	—	1,089,816

	$1,089,816	$16,314,127	$—	$17,403,943

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$842	$—	$842
Foreign Currency Exchange Contracts	—	63,424	—	63,424
Interest Rate Contracts	70,472	—	—	70,472
Liabilities
Credit Contracts	—	(42,639)	—	(42,639)
Foreign Currency Exchange Contracts	—	(109,091)	—	(109,091)

	$70,472	$(87,464)	$—	$(16,992)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Statements of Assets and Liabilities

December 31, 2022

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$10,859,784,021	$16,314,127
Investments, at value — affiliated(b)	376,612,442	1,089,816
Cash pledged:
Collateral — OTC derivatives	77,497,000	—
Futures contracts	87,504,000	48,000
Centrally cleared swaps	30,892,000	3,000
Foreign currency, at value(c)	49,139,565	38,154
Receivables:
Investments sold	1,886,799	—
Swaps	426,374,696	—
TBA sale commitments	560,058,466	—
Capital shares sold	54,618,257	—
Dividends — unaffiliated	205,478	—
Dividends — affiliated	1,190,007	3,529
Interest — unaffiliated	51,435,592	255,404
From affiliate	19,223	—
Due from broker	3,920,000	—
Principal paydowns	10,264	—
Variation margin on futures contracts	12,755,588	9,246
Variation margin on centrally cleared swaps	3,632,385	—
Swap premiums paid	—	171,320
Unrealized appreciation on:
Forward foreign currency exchange contracts	236,251	63,424
OTC swaps	15,089,131	842
Prepaid expenses	402,173	25,306

Total assets	12,613,263,338	18,022,168

LIABILITIES
Bank overdraft	1,347,009	—
Cash received:
Collateral — OTC derivatives	34,890,000	—
Collateral — TBA commitments	7,838,997	—
TBA sale commitments, at value(d)	546,049,816	—
Payables:
Investments purchased	2,033,435,630	—
Swaps	415,601,750	—
Accounting services fees	305,404	5,624
Administration fees	447,907	—
Capital shares redeemed	49,914,313	—
Custodian fees	103,005	3,758
Income dividend distributions	—	76,116
Investment advisory fees	5,940,214	51,312
Trustees’ and Officer’s fees	9,755	34
Other accrued expenses	25,815	3,036
Printing fees	25,456	21,755
Professional fees	100,218	60,591
Service and distribution fees	123,557	—
Transfer agent fees	3,394,504	1,363
Variation margin on futures contracts	675,098	—
Variation margin on centrally cleared swaps	—	174
Swap premiums received	—	4,678
Unrealized depreciation on:
Forward foreign currency exchange contracts	96,662	109,091
OTC swaps	27,047,402	42,531

Total liabilities	3,127,372,512	380,063

NET ASSETS	$9,485,890,826	$17,642,105

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund
NET ASSETS CONSIST OF
Paid-in capital	$10,094,437,752	$25,273,464
Accumulated loss	(608,546,926)	(7,631,359)

NET ASSETS	$9,485,890,826	$17,642,105

(a) Investments, at cost — unaffiliated	$11,378,701,899	$20,420,621
(b) Investments, at cost — affiliated	$376,612,442	$1,089,816
(c) Foreign currency, at cost	$48,006,179	$37,964
(d) Proceeds from TBA sale commitments	$560,058,466	$—

F I N A N C I A L S T A T E M E N T S	69

Statements of Assets and Liabilities  (continued)

December 31, 2022

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

NET ASSET VALUE

Institutional
Net assets	$8,887,596,150	$150,132

Shares outstanding	920,503,896	21,414

Net asset value	$9.66	$7.01

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$453,649,788	N/A

Shares outstanding	47,065,218	N/A

Net asset value	$9.64	N/A

Shares authorized	Unlimited	N/A

Par value	$0.001	N/A

Investor C
Net assets	$21,457,118	N/A

Shares outstanding	2,244,067	N/A

Net asset value	$9.56	N/A

Shares authorized	Unlimited	N/A

Par value	$0.001	N/A

Class K
Net assets	$123,187,770	$17,491,973

Shares outstanding	12,764,971	2,495,364

Net asset value	$9.65	$7.01

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2022

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

INVESTMENT INCOME
Dividends — unaffiliated	$14,938,265	$—
Dividends — affiliated	3,004,894	12,998
Interest — unaffiliated	267,991,074	1,064,166
Foreign taxes withheld	(4,199)	(1,054)

Total investment income	285,930,034	1,076,110

EXPENSES
Investment advisory	69,019,054	104,584
Transfer agent — class specific	10,581,918	1,988
Administration	3,280,674	8,081
Administration — class specific	1,903,492	3,803
Service and distribution — class specific	1,422,688	—
Accounting services	917,254	16,871
Registration	871,066	59,200
Recoupment of past waived and/or reimbursed fees — class specific	678,632	—
Custodian	354,696	11,423
Professional	148,065	106,971
Trustees and Officer	133,449	1,587
Printing and postage	79,278	85,874
Recoupment of past waived and/or reimbursed fees	8,566	—
Miscellaneous	147,645	10,959

Total expenses	89,546,477	411,341
Less:
Administration fees waived	—	(8,081)
Administration fees waived by the Manager — class specific	(108,121)	(3,803)
Fees waived and/or reimbursed by the Manager	(232,653)	(285,196)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(6,800)	(1,832)

Total expenses after fees waived and/or reimbursed	89,198,903	112,429

Net investment income	196,731,131	963,681

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(245,469,757)	(1,531,076)
Investments — affiliated	(130,872)	—
Forward foreign currency exchange contracts	(207,722)	292,812
Foreign currency transactions	(6,373,969)	6,545
Futures contracts	73,002,150	526,357
Swaps	256,138,775	(6,406)

	76,958,605	(711,768)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(561,342,033)	(4,043,352)
Investments — affiliated	104,924	—
Forward foreign currency exchange contracts	474,859	(144,675)
Foreign currency translations	983,336	1,309
Futures contracts	61,756,921	48,663
Swaps	(50,900,563)	(77,752)

	(548,922,556)	(4,215,807)

Net realized and unrealized loss	(471,963,951)	(4,927,575)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(275,232,820)	$(3,963,894)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets

	BlackRock Systematic Multi-Strategy Fund		BlackRock Sustainable Emerging Markets Bond Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$196,731,131	$61,369,450	$963,681	$1,208,001
Net realized gain (loss)	76,958,605	255,696,487	(711,768)	(854,109)
Net change in unrealized appreciation (depreciation)	(548,922,556)	20,436,088	(4,215,807)	(809,962)

Net increase (decrease) in net assets resulting from operations	(275,232,820)	337,502,025	(3,963,894)	(456,070)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(432,706,870)	(190,205,103)	(11,188)	(139,228)
Investor A	(20,627,146)	(8,791,602)	—	—
Investor C	(847,519)	(368,271)	—	—
Class K	(6,166,018)	(966,895)	(1,263,349)	(1,193,553)

Decrease in net assets resulting from distributions to shareholders	(460,347,553)	(200,331,871)	(1,274,537)	(1,332,781)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,346,077,043	4,462,373,158	(19,007)	255,612

NET ASSETS
Total increase (decrease) in net assets	1,610,496,670	4,599,543,312	(5,257,438)	(1,533,239)
Beginning of year	7,875,394,156	3,275,850,844	22,899,543	24,432,782

End of year	$9,485,890,826	$7,875,394,156	$17,642,105	$22,899,543

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund

	Institutional
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.45		$10.10		$9.88		$9.47	$10.15

Net investment income(a)	0.21		0.11		0.14		0.23	0.29
Net realized and unrealized gain (loss)	(0.52)		0.51		0.21		0.56	(0.12)

Net increase (decrease) from investment operations	(0.31)		0.62		0.35		0.79	0.17

Distributions(b)
From net investment income	(0.47)		(0.18)		(0.13)		(0.18)	(0.29)
From net realized gain	(0.01)		(0.09)		(0.00	)(c)	(0.20)	(0.56)
Return of capital	—		—		(0.00	)(c)	—

Total distributions	(0.48)		(0.27)		(0.13)		(0.38)	(0.85)

Net asset value, end of year	$9.66		$10.45		$10.10		$9.88	$9.47

Total Return(d)
Based on net asset value	(2.95)%		6.19%		3.57%		8.43%	1.74%

Ratios to Average Net Assets(e)
Total expenses	0.93	%(f)	0.96	%(f)	0.99%		1.29%	2.33%

Total expenses after fees waived and/or reimbursed	0.92%		0.95%		0.95%		0.95%	0.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.92%		0.95%		0.95%		0.95%	0.95%

Net investment income	2.08%		1.09%		1.38%		2.27%	2.93%

Supplemental Data
Net assets, end of year (000)	$8,887,596		$7,451,022		$3,091,298		$277,782	$32,961

Portfolio turnover rate(g)(h)	847%		936%		503%		442%	426%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions ("MDRs"). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	399%	417%	258%	267%	220%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Investor A
	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.43		$10.09	$9.87		$9.46	$10.15

Net investment income(a)	0.19		0.08	0.14		0.20	0.22
Net realized and unrealized gain (loss)	(0.53)		0.51	0.19		0.58	(0.09)

Net increase (decrease) from investment operations	(0.34)		0.59	0.33		0.78	0.13

Distributions(b)
From net investment income	(0.44)		(0.16)	(0.11)		(0.17)	(0.26)
From net realized gain	(0.01)		(0.09)	(0.00	)(c)	(0.20)	(0.56)
Return of capital	—		—	(0.00	)(c)	—

Total distributions	(0.45)		(0.25)	(0.11)		(0.37)	(0.82)

Net asset value, end of year	$9.64		$10.43	$10.09		$9.87	$9.46

Total Return(d)
Based on net asset value	(3.23)%		5.85%	3.34%		8.25%	1.41%

Ratios to Average Net Assets(e)
Total expenses	1.19	%(f)	1.23%	1.31%		1.60%	2.73%

Total expenses after fees waived and/or reimbursed	1.19%		1.20%	1.20%		1.20%	1.20%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.19%		1.20%	1.20%		1.20%	1.20%

Net investment income	1.86%		0.81%	1.34%		1.95%	2.21%

Supplemental Data
Net assets, end of year (000)	$453,650		$369,323	$179,389		$74,536	$2,725

Portfolio turnover rate(g)(h)	847%		936%	503%		442%	426%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions ("MDRs"). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	399%	417%	258%	267%	220%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)
	Investor C
	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.35		$10.05		$9.87		$9.47	$10.16

Net investment income(a)	0.11		0.02		0.01		0.08	0.20
Net realized and unrealized gain (loss)	(0.52)		0.50		0.24		0.62	(0.14)

Net increase (decrease) from investment operations	(0.41)		0.52		0.25		0.70	0.06

Distributions(b)
From net investment income	(0.37)		(0.13)		(0.07)		(0.10)	(0.19)
From net realized gain	(0.01)		(0.09)		(0.00	)(c)	(0.20)	(0.56)
Return of capital	—		—		(0.00	)(c)	—

Total distributions	(0.38)		(0.22)		(0.07)		(0.30)	(0.75)

Net asset value, end of year	$9.56		$10.35		$10.05		$9.87	$9.47

Total Return(d)
Based on net asset value	(3.96)%		5.18%		2.55%		7.43%	0.65%

Ratios to Average Net Assets(e)
Total expenses	1.90	%(f)	1.95	%(f)	2.07%		2.51%	3.48%

Total expenses after fees waived and/or reimbursed	1.89%		1.94%		1.95%		1.95%	1.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.89%		1.94%		1.95%		1.95%	1.95%

Net investment income	1.09%		0.15%		0.10%		0.76%	2.01%

Supplemental Data
Net assets, end of year (000)	$21,457		$17,977		$4,868		$305	$75

Portfolio turnover rate(g)(h)	847%		936%		503%		442%	426%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions ("MDRs"). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	399%	417%	258%	267%	220%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Class K
	Year Ended 12/31/22		Year Ended 12/31/21		Period from 09/29/20 to 12/31/20	(a)

Net asset value, beginning of period	$10.45		$10.10		$10.22

Net investment income(b)	0.23		0.17		0.01
Net realized and unrealized gain (loss)	(0.54)		0.46		(0.06)

Net increase (decrease) from investment operations	(0.31)		0.63		(0.05)

Distributions(c)
From net investment income	(0.48)		(0.19)		(0.07)
From net realized gain	(0.01)		(0.09)		(0.00	)(d)
Return of capital	—		—		(0.00	)(d)

Total distributions	(0.49)		(0.28)		(0.07)

Net asset value, end of period	$9.65		$10.45		$10.10

Total Return(e)
Based on net asset value	(2.93)%		6.28%		(0.53	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.81	%(h)	0.84	%(h)	0.99	%(i)

Total expenses after fees waived and/or reimbursed	0.81%		0.83%		0.90	%(i)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.81%		0.83%		0.90	%(i)

Net investment income	2.32%		1.58%		0.35	%(i)

Supplemental Data
Net assets, end of period (000)	$123,188		$37,071		$296

Portfolio turnover rate(j)(k)	847%		936%		503%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Annualized.
(j)	Includes mortgage dollar roll transactions ("MDRs"). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Period from 09/29/20 to 12/31/20	(a)
Portfolio turnover rate (excluding MDRs)	399%	417%	258%

(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Bond Fund
	Institutional
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$9.09	$9.74	$9.59	$8.83	$9.93

Net investment income(a)	0.37	0.42	0.41	0.46	0.37
Net realized and unrealized gain (loss)	(1.95)	(0.60)	0.24	0.77	(0.95)

Net increase (decrease) from investment operations	(1.58)	(0.18)	0.65	1.23	(0.58)

Distributions from net investment income(b)	(0.50)	(0.47)	(0.50)	(0.47)	(0.52)

Net asset value, end of year	$7.01	$9.09	$9.74	$9.59	$8.83

Total Return(c)
Based on net asset value	(17.47)%	(1.86)%	7.20%	14.07%	(5.95)%

Ratios to Average Net Assets(d)
Total expenses	2.81%	1.63%	1.72%	1.58%	1.86%

Total expenses after fees waived and/or reimbursed	0.68%	0.68%	0.68%	0.68%	0.67%

Net investment income	4.97%	4.49%	4.43%	4.81%	3.95%

Supplemental Data
Net assets, end of year (000)	$150	$220	$146	$48	$44

Portfolio turnover rate	41%	55%	80%	68%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Bond Fund (continued)
	Class K
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$9.09	$9.73	$9.59	$8.83	$9.93

Net investment income(a)	0.38	0.43	0.41	0.46	0.38
Net realized and unrealized gain (loss)	(1.96)	(0.59)	0.23	0.77	(0.96)

Net increase (decrease) from investment operations	(1.58)	(0.16)	0.64	1.23	(0.58)

Distributions from net investment income(b)	(0.50)	(0.48)	(0.50)	(0.47)	(0.52)

Net asset value, end of year	$7.01	$9.09	$9.73	$9.59	$8.83

Total Return(c)
Based on net asset value	(17.39)%	(1.67)%	7.18%	14.17%	(5.87)%

Ratios to Average Net Assets(d)
Total expenses	2.16%	1.67%	1.59%	1.45%	1.70%

Total expenses after fees waived and/or reimbursed	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	5.07%	4.54%	4.52%	4.90%	4.03%

Supplemental Data
Net assets, end of year (000)	$17,492	$22,679	$24,287	$23,938	$22,042

Portfolio turnover rate	41%	55%	80%	68%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV and BlackRock Funds V (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trusts, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Systematic Multi-Strategy Fund	Systematic Multi-Strategy Fund	Diversified
BlackRock Sustainable Emerging Markets Bond Fund	Sustainable Emerging Markets Bond Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements   (continued)

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly for Sustainable Emerging Markets Bond Fund and declared and paid at least annually for Systematic Multi-Strategy Fund. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value ("NAV").

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements   (continued)

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter ("OTC").

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements   (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Foreign currency options — The Funds may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements   (continued)

of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trusts, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Systematic Multi-Strategy Fund
First $1 billion	0.80%
$1 billion — $3 billion	0.75
$3 billion — $5 billion	0.72
$5 billion — $10 billion	0.70
Greater than $10 billion	0.68

Investment Advisory Fees
Average Daily Net Assets	Sustainable Emerging Markets Bond Fund
First $1 billion	0.55%
$1 billion — $2 billion	0.51
$2 billion — $3 billion	0.48
Greater than $3 billion	0.46

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trusts, on behalf of the Systematic Multi-Strategy Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Systematic Multi-Strategy Fund
Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Total
Systematic Multi-Strategy Fund	$1,196,946	$225,742	$1,422,688

Administration: The Trusts, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$1,781,624	$95,756	$4,515	$21,597	$1,903,492
Sustainable Emerging Markets Bond Fund	34	—	—	3,769	3,803

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Notes to Financial Statements   (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Total
Systematic Multi-Strategy Fund	$2,503	$42	$2,545

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$13,570	$1,756	$165	$61	$15,552
Sustainable Emerging Markets Bond Fund	46	—	—	37	83

For the year ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$9,908,891	$652,854	$18,475	$1,698	$10,581,918
Sustainable Emerging Markets Bond Fund	990	—	—	998	1,988

Other Fees: For the year ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Systematic Multi-Strategy Fund	$7,173

For the year ended December 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Systematic Multi-Strategy Fund	$22,932	$8,242

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Systematic Multi-Strategy Fund	$232,653
Sustainable Emerging Markets Bond Fund	580

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K
Systematic Multi-Strategy Fund	0.95%	1.20%	1.95%	0.90%
Sustainable Emerging Markets Bond Fund	0.68	—	—	0.59

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2022, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Sustainable Emerging Markets Bond Fund	$284,616

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Notes to Financial Statements   (continued)

Fund Name	Administration Fees Waived
Sustainable Emerging Markets Bond Fund	$8,081

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Systematic Multi-Strategy Fund	$101,580	$6,541	$—	$108,121
Sustainable Emerging Markets Bond Fund	34	—	3,769	3,803

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Systematic Multi-Strategy Fund	$—	$6,800	$—	$6,800
Sustainable Emerging Markets Bond Fund	835	—	997	1,832

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective May 19, 2022, for Systematic Multi-Strategy Fund, and effective July 27, 2024, for Sustainable Emerging Markets Bond Fund, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the year ended December 31, 2022, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Fund Level	Institutional	Investor A	Investor C	Class K
Systematic Multi-Strategy Fund	$8,566	$670,504	$6,557	$1,569	$2

As of December 31, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	12/31/23	07/27/24
Sustainable Emerging Markets Bond Fund
Fund Level	$275,874	$292,697
Institutional	994	869
Class K	6,573	4,766

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2022:

Expired
Fund Name/Fund Level/Share Class	05/19/22
Systematic Multi-Strategy Fund
Fund Level	$—
Institutional	—
Investor A	202,017
Investor C	—
Class K	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements   (continued)

Expired
Fund Name/Fund Level/Share Class	12/31/22
Sustainable Emerging Markets Bond Fund
Fund Level	$223,272
Institutional	57
Class K	4,661

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission ("SEC"), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Systematic Multi-Strategy Fund	$60,530,267	$1,070,946	$(11,185)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
Systematic Multi-Strategy Fund	$—	$18,704,404	$79,979,500,230	$77,615,029,828
Sustainable Emerging Markets Bond Fund	—	—	7,649,305	7,167,299

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Systematic Multi-Strategy Fund	$41,065,466,779	$41,096,267,362

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21
Systematic Multi-Strategy Fund
Ordinary income	$451,301,193	$173,216,359
Long-term capital gains	9,046,360	27,115,512

	$460,347,553	$200,331,871

Sustainable Emerging Markets Bond Fund
Ordinary income	$1,274,537	$1,332,781

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total
Systematic Multi-Strategy Fund	$13,489,520	$(91,226,955)	$(530,809,491)	$—	$(608,546,926)
Sustainable Emerging Markets Bond Fund	—	(3,079,735)	(4,374,401)	(177,223)	(7,631,359)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the classification of investments, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on constructive sales and amortization methods for premiums on fixed income securities.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Systematic Multi-Strategy Fund	$11,771,980,707	$189,623,732	$(721,287,946)	$(531,664,214)
Sustainable Emerging Markets Bond Fund	21,712,426	15,630	(4,389,342)	(4,373,712)

9.	BANK BORROWINGS

The Trusts, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (continued)

each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

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Notes to Financial Statements   (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21
Fund Name/Share Class	Shares	Amounts	Shares	Amounts
Systematic Multi-Strategy Fund
Institutional
Shares sold	598,206,498	$6,061,481,318	488,514,597	$5,079,938,866
Shares issued in reinvestment of distributions	42,560,393	413,672,584	17,578,211	183,516,524
Shares redeemed	(433,197,065)	(4,349,161,510)	(99,217,185)	(1,032,036,570)

	207,569,826	$2,125,992,392	406,875,623	$4,231,418,820

Investor A
Shares sold and automatic conversion of shares	50,841,950	$509,477,463	28,435,742	$293,585,920
Shares issued in reinvestment of distributions	2,116,364	20,545,258	831,331	8,670,790
Shares redeemed	(41,292,351)	(409,644,260)	(11,653,480)	(121,420,721)

	11,665,963	$120,378,461	17,613,593	$180,835,989

Investor C
Shares sold	1,382,816	$13,928,215	1,374,606	$14,251,310
Shares issued in reinvestment of distributions	86,985	838,064	35,070	362,626
Shares redeemed and automatic conversion of shares	(962,594)	(9,544,526)	(156,928)	(1,616,706)

	507,207	$5,221,753	1,252,748	$12,997,230

Class K
Shares sold	14,613,678	$148,756,521	3,637,726	$38,369,029
Shares issued in reinvestment of distributions	44,645	435,033	15,313	159,863
Shares redeemed	(5,442,092)	(54,707,117)	(133,653)	(1,407,773)

	9,216,231	$94,484,437	3,519,386	$37,121,119

	228,959,227	$2,346,077,043	429,261,350	$4,462,373,158

	Year Ended 12/31/22		Year Ended 12/31/21
Fund Name/Share Class	Shares	Amounts	Shares	Amounts
Sustainable Emerging Markets Bond Fund
Institutional
Shares sold	22,278	$183,569	464,091	$4,490,976
Shares issued in reinvestment of distributions	1,198	8,702	14,506	136,867
Shares redeemed	(26,277)	(211,763)	(469,346)	(4,374,827)

	(2,801)	$(19,492)	9,251	$253,016

Class K
Shares sold	303	$2,208	304	$2,809
Shares issued in reinvestment of distributions	19	137	4	39
Shares redeemed	(239)	(1,860)	(27)	(252)

	83	$485	281	$2,596

	(2,718)	$(19,007)	9,532	$255,612

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

As of December 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Class K
Systematic Multi-Strategy Fund	—	29,354
Sustainable Emerging Markets Bond Fund	5,000	2,495,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Systematic Multi-Strategy Fund and BlackRock Sustainable Emerging Markets Bond Fund and the Board of Trustees of BlackRock Funds IV and BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Systematic Multi-Strategy Fund of BlackRock Funds IV, and of BlackRock Sustainable Emerging Markets Bond Fund of BlackRock Funds V, (the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	93

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Dividend Income
Systematic Multi-Strategy Fund	$11,374,655

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Systematic Multi-Strategy Fund	$9,046,360

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Sustainable Emerging Markets Bond Fund	$963,748	$—

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2022:

Fund Name	Federal Obligation Interest
Systematic Multi-Strategy Fund	$14,400,630

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Systematic Multi-Strategy Fund	3.02%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Fund Name	Interest Dividends
Systematic Multi-Strategy Fund	$177,596,500
Sustainable Emerging Markets Bond Fund	1,015,589

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Fund Name	Interest Related Dividends
Systematic Multi-Strategy Fund	$165,381,815
Sustainable Emerging Markets Bond Fund	11,812

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds IV and BlackRock Funds V (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Systematic Multi-Strategy Fund and BlackRock Sustainable Emerging Markets Bond Fund (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 10-11, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	95

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	97

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	99

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GMTN	Global Medium-Term Note

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

MXIBOR	Mexico Interbank Offered Rate

NIBOR	Norwegian Interbank Offered Rate

PIK	Payment-in-Kind

PRIBOR	Prague Interbank Offer Rate

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SSARON	Swiss Average Overnight Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	101

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FIXINC-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable Emerging Markets Bond Fund	$39,984	$39,592	$44	$4,207	$19,000	$18,800	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable Emerging Markets Bond Fund	$19,475	$23,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: February 23, 2023